                                                                     EXHIBIT D.

  By permission of the Staff, Dominion has presented consolidating balance sheets as of December 31, 1999, and consolidating statements of income for the year then ended for the registrant and its subsidiaries. Dominion Capital financial statements are presented for its first tier subsidiaries as allowed by the Staff. In addition, CNG financial statements for the year ended December 31, 1999, include consolidating statements of cash flows and retained earnings and are provided at Exhibit D-6.

  The accompanying consolidating financial statements should be reviewed in conjunction with Dominion's Form 8-K/A, filed with the SEC on March 23, 2000, which included certain proforma financial information for the merged company. Certain proforma information has been included at Exhibit D-1. In addition, the financial statements should be reviewed in conjunction with Dominion Resources, Inc.'s Form 10-K, filed March 7, 2000, included as Exhibit F-1, CNG's Form 8-K, filed with the SEC on January 27, 2000, included as Exhibit F-6, and Virginia Power's Form 10-K, included as Exhibit F-2, filed with the SEC on March 7, 2000.

                                                                      EXHIBIT D.
                              FINANCIAL STATEMENTS

      Financial Statements as of and for the year ended December 31, 1999

                                     INDEX

                                                                           Page
                                                                          ------
EXHIBIT D-1
Proforma Dominion, including CNG
  Consolidating Balance Sheet............................................  D-1-1
  Consolidating Income Statement.........................................  D-1-3

EXHIBIT D-2
Report of Independent Accountants........................................  D-2-1
Notes to Exhibit D-2 through Exhibit D-5.................................  D-2-2
Dominion Resources, Inc.
  Consolidating Balance Sheet............................................  D-2-5
  Consolidating Income Statement.........................................  D-2-7

EXHIBIT D-3
Dominion Capital, Inc.
  Consolidating Balance Sheet............................................  D-3-1
  Consolidating Income Statement.........................................  D-3-5

EXHIBIT D-4
Dominion Energy, Inc.
  Consolidating Balance Sheet............................................  D-4-1
  Consolidating Income Statement.........................................  D-4-3

EXHIBIT D-4-1
Dominion Energy, Inc.--Oil and Gas
  Consolidating Balance Sheet............................................  D-4-4
  Consolidating Income Statement.........................................  D-4-6

EXHIBIT D-4-1(a)
Dominion Reserves, Inc.
  Consolidating Balance Sheet............................................  D-4-7
  Consolidating Income Statement.........................................  D-4-9

EXHIBIT D-4-1(b)
Dominion Energy Canada
  Consolidating Balance Sheet............................................ D-4-11
  Consolidating Income Statement......................................... D-4-13

EXHIBIT D-4-1(c)
Dominion Gas Processing Michigan, Inc.
  Consolidating Balance Sheet............................................ D-4-14
  Consolidating Income Statement......................................... D-4-16

EXHIBIT D-4-2
Dominion Energy, Inc.--Domestic Power Generation
  Consolidating Balance Sheet............................................ D-4-17
  Consolidating Income Statement......................................... D-4-19

                                                                      EXHIBIT D.
                              FINANCIAL STATEMENTS

      Financial Statements as of and for the year ended December 31, 1999

                                     INDEX

                                                                           Page
                                                                          ------
EXHIBIT D-4-2(a)
Dominion Cogen WVA, Inc.
  Consolidating Balance Sheet............................................ D-4-20
  Consolidating Income Statement......................................... D-4-22

EXHIBIT D-4-2(b)
Dominion Elwood, Inc.
  Consolidating Balance Sheet............................................ D-4-23
  Consolidating Income Statement......................................... D-4-25

EXHIBIT D-4-3
Dominion Energy, Inc.--Foreign Power Generation
  Consolidating Balance Sheet............................................ D-4-26
  Consolidating Income Statement......................................... D-4-28

EXHIBIT D-5
Virginia Power
  Consolidating Balance Sheet............................................  D-5-1
  Consolidating Income Statement.........................................  D-5-3

EXHIBIT D-5(a)
VP Services, Inc.
  Consolidating Balance Sheet............................................  D-5-4
  Consolidating Income Statement.........................................  D-5-6

EXHIBIT D-6
Consolidated Natural Gas Company
Index of Consolidating Financial Statements..............................  D-6-1

   The Notes to the Consolidated Financial Statements are an integral part of these consolidating statements. See Notes on page D-2-2.

                                                                     EXHIBIT D-1

                            DOMINION RESOURCES, INC.
                          UNAUDITED PRO FORMA COMBINED
                          CONSOLIDATING BALANCE SHEET

                            AS OF DECEMBER 31, 1999

                   Proforma  Proforma        DRI                           DRI      CNG                          CNG
                   Combined Adjustments (Exhibit D-2) Reclassifications (Audited) Revised Reclassifications (Exhibit D-6)
                   -------- ----------- ------------- ----------------- --------- ------- ----------------- -------------
                                                                 (millions)
     ASSETS
Current assets:
Cash and cash
 equivalents.....  $   374                 $   280                       $   280  $   94                       $   94
Accounts
 receivable:
 Customers, less
  allowance......    1,071    $   (8)          664                           664     415        $  86             329
 Unbilled and
  other..........                                                                                (198)            198
 Other...........      381                     269                           269     112          112
Receivables from
 affiliated
 companies
Materials and
 supplies, at
 average cost or
 less:
 Plant and
  general........      163                     143                           143      20                           20
 Fossil fuel.....      111                     111                           111
 Gas stored......       86                                                            86                           86
Unrecovered gas
 costs...........       38                                                            38                           38
Deferred income
 taxes--current..       50                      49                            49       1                            1
Mortgage loans in
 warehouse.......      119                     119                           119
Commodity
 contract
 assets..........      362                     362                           362
Finance
 receivables held
 for sale........       15                      15                            15
Net assets held
 for sale........      372                                                           372                          372
Prepayments and
 other current
 assets..........      480                     180                           180     300                          300
                   -------    ------       -------                       -------  ------        -----          ------
 Total current
  assets.........    3,622        (8)        2,192                         2,192   1,438          --            1,438
                   -------    ------       -------                       -------  ------        -----          ------
Investments:
Loans receivable,
 net.............    2,034                   2,034                         2,034
Available for
 sale
 securities......      512                     512                           512
Nuclear
 decommissioning
 trust funds.....      818                     818                           818
Investments in
 real estate.....       86                      86                            86
Stocks of
 subsidiary
 companies, at
 equity..........      433                     433                           433
Notes of
 subsidiary
 companies.......
Other............      688                     334                           334     354                          354
                   -------                 -------                       -------  ------        -----          ------
 Total
  investments....    4,571                   4,217                         4,217     354          --              354
                   -------                 -------                       -------  ------        -----          ------
Property, plant
 and equipment:
Utility plant....   21,137                  16,489                        16,489   4,648                        4,648
Exploration and
 production
 properties......    5,420       (99)        1,127                         1,127   4,392                        4,392
Other--non-
 utility.........    1,030                   1,030                         1,030
Acquisition
 adjustment......    3,497     3,497
                   -------    ------       -------                       -------  ------        -----          ------
 Total property,
  plant and
  equipment......   31,084     3,398        18,646                        18,646   9,040          --            9,040
                   -------    ------       -------                       -------  ------        -----          ------
Less accumulated
 depreciation,
 depletion and
 amortization....   12,695                   7,882                         7,882   4,813                        4,813
                   -------    ------       -------                       -------  ------        -----          ------
Net property,
 plant and
 equipment.......   18,389     3,398        10,764                        10,764   4,227          --            4,227
                   -------    ------       -------                       -------  ------        -----          ------
Deferred charges
 and other
 assets:
Regulatory
 assets, net.....      520        80           221                           221     219                          219
Goodwill, net....      132                     132                           132
Prepaid pension
 cost............    1,375     1,140                                                 235          235
Other............      196       (25)          221                           221      62         (235)            297
                   -------    ------       -------                       -------  ------        -----          ------
 Total deferred
  charges and
  other assets...    2,285     1,195           574                           574     516          --              516
                   -------    ------       -------                       -------  ------        -----          ------
 Total assets....  $28,867    $4,585       $17,747                       $17,747  $6,535        $ --           $6,535
                   =======    ======       =======                       =======  ======        =====          ======

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-1-1

                                                                     EXHIBIT D-1

                            DOMINION RESOURCES, INC
                          UNAUDITED PROFORMA COMBINED
                          CONSOLIDATING BALANCE SHEET

                            AS OF DECEMBER 31, 1999

                   Proforma   Proforma        DRI                           DRI      CNG                           CNG
                   Combined  Adjustments (Exhibit D-2) Reclassifications (Audited) Revised  Reclassifications (Exhibit D-6)
                   --------  ----------- ------------- ----------------- --------- -------  ----------------- -------------
                                                                 (millions)
 LIABILITIES AND
  SHAREHOLDERS'
      EQUITY
Current
 liabilities:
Securities due
 within one
 year............  $   536                  $   536                       $   536
Short-term debt..    5,816     $4,260           870                           870  $  686                        $  686
Accounts payable,
 trade...........    1,091         45           711                           711     335                           335
Payables to
 affiliated
 companies.......
Accrued taxes....      223                       89          $(214)           303     134                           134
Estimated rate
 contingencies
 and refunds.....       45                                                             45                            45
Amounts payable
 to customers....        4                                                              4                             4
Dividends
 declared........       46                                                             46                            46
Commodity
 contract
 liabilities.....      347                      347                           347
Other current
 liabilities.....      648         99           446            214            232     103                           103
                   -------     ------       -------          -----        -------  ------          ---           ------
 Total current
  liabilities....    8,756      4,404         2,999                         2,999   1,353                         1,353
                   -------     ------       -------          -----        -------  ------          ---           ------
Long-term debt...    8,680        (20)        6,936                         6,936   1,764                         1,764
                   -------     ------       -------          -----        -------  ------          ---           ------
Deferred credits
 and other
 liabilities:
Deferred income
 taxes...........    2,867        360         1,699                         1,699     808                           808
Investment tax
 credits.........      167                      147                           147      20                            20
Other............      520         84           222                           222     214                           214
                   -------     ------       -------          -----        -------  ------          ---           ------
 Total deferred
  credits and
  other
  liabilities....    3,554        444         2,068                         2,068   1,042                         1,042
                   -------     ------       -------          -----        -------  ------          ---           ------
 Total
  liabilities....   20,989      4,828        12,002                        12,002   4,159                         4,159
                   -------     ------       -------          -----        -------  ------          ---           ------
Minority
 interest........       99                       99                            99
Commitments and
 contingencies
Obligated
 mandatorily
 redeemable
 preferred
 securities of
 subsidiary
 trusts..........      385                      385                           385
Preferred stock
 not subject to
 mandatory
 redemption......      509                      509                           509
Common
 shareholders'
 equity:
 Common stock....    5,674      1,849         3,561                         3,561     264                           264
 Additional paid
  in capital.....       16       (567)           16                            16     567                           567
 Treasury stock..                   1                                                  (1)                           (1)
 Retained
  earnings.......    1,210     (1,526)        1,190                         1,190   1,546                         1,546
 Accumulated
  other
  comprehensive
  income.........      (15)                     (15)                          (15)
                   -------     ------       -------          -----        -------  ------          ---           ------
 Total common
  shareholders'
  equity.........    6,885       (243)        4,752                         4,752   2,376                         2,376
                   -------     ------       -------          -----        -------  ------          ---           ------
 Total
  liabilities and
  shareholders'
  equity.........  $28,867     $4,585       $17,747                       $17,747  $6,535                        $6,535
                   =======     ======       =======          =====        =======  ======          ===           ======

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-1-2

                                                                     EXHIBIT D-1

                            DOMINION RESOURCES, INC.
                          UNAUDITED PROFORMA COMBINED
                         CONSOLIDATING INCOME STATEMENT

                               FOR THE YEAR ENDED
                               DECEMBER 31, 1999

                          Proforma  Proforma        DRI           CNG
                          Combined Adjustments (Exhibit D-2)  (Exhibit D-6)
                          -------- ----------- ------------- --------------
                                                     (millions)
Operating revenue and
 income:
 Domestic electric
  utility service.......   $4,274                 $4,274
 Domestic gas utility
  service...............    1,397                                $1,397
 Gas transportation and
  storage...............      567                                   567
 Other..................    2,356                  1,246          1,110
                           ------     -----       ------         ------
 Total operating revenue
  and income............    8,594                  5,520          3,074
                           ------     -----       ------         ------
Expenses:
 Electric fuel and
  purchased energy,
  net...................      996                    996
 Purchased gas..........      912                                   912
 Purchased power
  capacity, net.........      809                    809
 Liquids, capacity and
  other products
  purchased.............      280                                   280
 Other operation and
  maintenance...........    2,160     $   3        1,384            773
 Depreciation, depletion
  and amortization......    1,159        64          716            379
 Taxes, other than
  income................      501                    304            197
                           ------     -----       ------         ------
 Total operating
  expenses..............    6,817        67        4,209          2,541
                           ------     -----       ------         ------
Income from operations..    1,777       (67)       1,311            533
                           ------     -----       ------         ------
Other income and
 expense:
 Interest revenue.......
 Merger-related costs...       29       213           29           (213)
 Other, net.............       59       (18)          62             15
                           ------     -----       ------         ------
 Total other income and
  expense...............       88       195           91           (198)
                           ------     -----       ------         ------
Income before fixed
 charges and income
 taxes..................    1,865       128        1,402            335
Fixed charges:
 Interest charges.......      897       266          507            124
 Distributions-preferred
  securities and
  preferred stock.......       67                     67
                           ------     -----       ------         ------
 Total fixed charges....      964       266          574            124
                           ------     -----       ------         ------
Income before provision
 for income taxes,
 minority interests and
 extraordinary item.....      901      (138)         828            211
Provision for income
 taxes..................      396        63          259             74
Minority interests......       18                     18
                           ------     -----       ------         ------
Income from continuing
 operations.............   $  487     $(201)      $  551         $  137
                           ======     =====       ======         ======
Earnings per common
 share
 Basic..................   $ 1.98                 $ 2.88         $ 1.43
 Diluted................   $ 1.98                 $ 2.81         $ 1.42

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-1-3

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in this Registration Statement of Dominion Resources, Inc. on Form U5B for the year ended December 31, 1999, filed pursuant to the Public Utility Holding Company Act of 1935, of our report dated January 28, 2000, on the consolidated financial statements of Dominion Resources, Inc., appearing in the Annual Report on Form 10-K of Dominion Resources, Inc. for the year ended December 31, 1999.

                                          Deloitte & Touche LLP

Richmond, Virginia
April 27, 2000

                                     D-2-1

            NOTES TO CONSOLIDATING FINANCIAL STATEMENTS INCLUDED IN
                        EXHIBIT D-2 through EXHIBIT D-5

    Note
 Reference   Schedule                                  Discussion
 ---------   --------                                  ----------
General      Exhibits D-2      The Notes to Consolidated Financial Statements appearing
             through D-5       on pages 39 to 57 of Dominion Resources, Inc.'s Form 10-
                               K, filed with the SEC on March 7, 2000, and on pages 39
                               to 60 of Virginia Electric and Power Company's Form 10-K,
                               filed with the SEC on March 7, 2000, are incorporated
                               herein by reference. Dominion's Annual Report on Form 10-
                               K for the year ended December 31, 1999 (File No. 1-8489)
                               has been provided at Exhibit F-1.

General      Exhibits D-2      The consolidating entries in the attached exhibits
             through D-5       primarily relate to the elimination of inter-company
                               advances or borrowings and of investments in subsidiary
                               companies. The eliminating journal entries pertaining to
                               these consolidating financial statements are prepared in
                               detail form, showing the amounts pertaining to the
                               Registrant and each subsidiary company, and are preserved
                               with the Registrant's copy of this Form U5B.

Note A       Exhibit D-2       Dominion Generation, Inc. had minimal development
                               activity in 1999.

General      Exhibit D-2       DRI New Sub I, Inc. and DRI New Sub II, Inc. were
                               established for purposes to effect the merger. The
                               companies have not been included herein as there was no
                               activity in 1999.

Note B       Exhibit D-3       Dominion Capital includes the accounts of Williams
                               Court/DCI Properties, Inc. and Shoulders Hill
                               DCI/Properties,Inc.

Note C       Exhibit D-3       Virginia Financial Ventures, Inc. includes the accounts
                               NH Capital, Inc., FSFI/Dakotah Direct, Inc., First Source
                               Equity Holding, Inc. and First Source Financial, Inc.

General      Exhibit D-4       Dominion Energy has included intercompany receivables and
                               payables in "Accounts receivable' and "Accounts payable,
                               trade,' respectively. A detail of these intercompany
                               amounts is included in Item 11, Indebtedness of System
                               Companies. There are no intercompany amounts between
                               Dominion Energy and any of the regulated utility
                               companies within the Dominion system, including CNG.
                               Further, such amounts are generally billed and settled
                               monthly. Intercompany notes receivable and notes payable
                               are separately presented herein with relevant maturity
                               dates and interest rates included in Item 11.

General      Exhibit D-4       REVALUATIONS: The following table presents a detail of
                               Dominion Energy's acquisitions accounted for under the
                               purchase method of accounting by year:
                               1999--Owners' interests in San Juan Partners LLC
                               1999--All outstanding stock of Remington Energy, Ltd.
                               1998--All outstanding stock of Archer Resources Ltd.
                               1998--Certain assets of Phoenix Energy Sales Company
                               1996--Partnership interests in Kimball-Trippe Associates

                                     D-2-2

    Note
 Reference   Schedule                                  Discussion
 ---------   --------                                  ----------
                               1996--Purchased oil and gas reserves from Zilkha Energy
                               Company
                               1994--All outstanding stock of Telesis Petroleums, Inc.
                               1992--Purchased natural gas reserves of River Gas
                               Corporation and
                               Emerald Gas Corporation
                               A detail of the relative values for the above
                               acquisitions is preserved with the Registrants copy of
                               this Form U5B.

Note D       Exhibit D-4-1     Niton US, Inc., and Dominion Storage, Inc., own 1% and
                               85%, respectively, of Dominion Energy Canada Limited,
                               presented herein. Niton US, Inc. has no other activity
                               and is not presented herein.

Note E       Exhibit D-4-1     San Juan Partners, LLC, is owned through Dominion San
                               Juan, Inc. which is not presented herein.

Note F       Exhibit D-4-1(a)  Phoenix Dominion Energy is owned 99% by Dominion
                               Reserves, Inc. and 1% by Carthage Energy Services, Inc.

Note G       Exhibit D-4-1(a)  Dominion Appalachian Development Properties, LLC, is
                               owned 99% by Dominion Reserves, Inc., and 1% by Dominion
                               Appalachian Development, Inc.

Note H       Exhibit D-4-1(b)  Certain long-term debt of Domcan Boundary Corp. is owed to Domcan NS1 ULC. Domcan NS1 ULC is a special purpose
                               entity owned 99% by Remington LLC and 1% by Dominion
                               Energy. Remington LLC is a special purpose entity owned
                               100% by Dominion Energy. The only activity of Domcan NS1
                               ULC is to borrow funds from a bank and to loan those
                               funds to Domcan Boundary Corp. The financial statements
                               of Domcan NS1 ULC and Remington LLC are not presented
                               since their only activity relates to borrowings on behalf
                               of Domcan Boundary Corp. The external debt and related
                               interest expense are presented in the financial
                               statements of Domcan Boundary Corp.

Note I       Exhibit D-4-1(c)  Dominion Gas Processing Michigan, Inc., owns 94% of
                               Frederic HOF LP.

Note J       Exhibit D-4-1(c)  Dominion Gas Processing Michigan, Inc. (DGPMI),
                               effectively owns 50% of Wilderness Energy Services, LP.
                               DGPMI directly owns 24.5% of Wilderness Energy Services,
                               LP. DGPMI also owns 50% of Wilderness LC, which owns 51%
                               of Wilderness Energy Services, LP.

Note K       Exhibit D-4-2     Dominion Cogen NY owns 1% general partnership interest in
                               Middle Falls, NYSD and Sissonville hydropower plants and
                               DEI owns a 49% interest. All investments in these plants
                               have been written down to zero.

Note L       Exhibit D-4-2     Dominion Cogen WV, Inc. is a wholly-owned subsidiary of
                               DEI that holds a 50% interest in Morgantown Energy
                               Associates. This column reflects the consolidated
                               balances of Dominion Cogen WV, Inc. and Morgantown Energy
                               Associates (See Exhibit D-4-2 (a) for consolidation).

Note M       Exhibit D-4-2     Dominion Elwood, Inc. is a wholly-owned subsidiary of DEI
                               that holds a 50% interest in Elwood Energy LLC. This
                               column reflects the consolidated balances of Dominion
                               Elwood and Elwood Energy (See Exhibit D-4-2 (b) for
                               consolidation).

                                     D-2-3

    Note
 Reference       Schedule                              Discussion
 ---------       --------                              ----------
Note N       Exhibit D-4-2     Dominion Kincaid, Inc. is a wholly-owned subsidiary of
                               DEI that holds a 99% interest in Kincaid Generation LLC
                               with DEI owning the remaining 1% interest. This column
                               reflects consolidated balances assuming a 100% ownership
                               by Dominion Kincaid, Inc. of Kincaid Generation LLC.

Note O       Exhibit D-4-3     Dominion Energy Interamerican Holding Company LDC is 98%
                               owned by DEI and 1% owned by Dominion Cogen, Inc and 1%
                               owned by Dominion Reserves, Inc., both of which are
                               wholly-owned subsidiaries of DEI. Dominion Energy
                               Interamerican Holding Company owns a 96% interest in a
                               special purpose subsidiary which owns a 50% interest in a
                               Bolivian generation company which is scheduled to be sold
                               in 2000.

Note P       Exhibit D-4-3     Dominion Energy Company (Cayman Islands) through various
                               ownership interests holds a 54% and 98% ownership
                               interest in two separate Argentine generation companies.
                               These interests were sold effective March 9, 2000.

Note Q       Exhibit D-4-3     Dominion Holdings, Inc. Peru SAC and Dominion Energy
                               Central America, Inc. were sold effective November 9,
                               1999. Therefore, only income statement activity is
                               applicable.

General      Exhibit D-5       DEPRECIATION: Virginia Power's FERC Form 1, included as
                               Exhibit G-1, and prior year FERC filings, along with
                               Virginia Power's Form 10-K for the year ended December
                               31, 1999, filed with the SEC on March 7, 2000, discuss
                               depreciation policies and reserves.

General      Exhibit D-5       Evantage, Inc. and VP Property, Inc. are not included
                               herein as these entities had no activity in 1999.

                                     D-2-4

                                                                     EXHIBIT D-2

                            DOMINION RESOURCES, INC.

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                       DRI                                                                                         Dominion
                   Consolidated                            Dominion      Dominion       Dominion       Dominion    Resources
                   (Exhibit D-  Consolidating            Capital, Inc   Energy, Inc  Generation, Inc   Resources    Capital
                        1)         Entries       DRI     (Exhibit D-3) (Exhibit D-4)    (Note A)     Services, Inc  Trust I
                   ------------ ------------- ---------- ------------- ------------- --------------- ------------- ---------
                                                                              (thousands)
     ASSETS
Current assets:
Cash and cash
equivalents......  $   279,855                $   27,606  $  124,942    $   61,555
Accounts
receivable:
 Customers, less
 allowance.......      663,520
 Other...........      268,650                     7,505      14,899       179,961
Receivables from
affiliated
companies........                $   (36,212)     29,567                       505        $210
Materials and
supplies, at
average cost or
less:
 Plant and
 general.........      143,020                                   419        18,730
 Fossil fuel.....      110,844
Deferred income
taxes--current...       49,525
Mortgage loans in
warehouse........      118,595                               118,595
Commodity
contract assets..      362,218
Finance
receivables held
for sale.........       15,000                                15,000
Net assets held
for sale.........
Prepayments and
other current
assets...........      180,523        (5,680)     14,687      36,937        34,305                                 $  1,631
                   -----------   -----------  ----------  ----------    ----------        ----            ---      --------
 Total current
 assets..........    2,191,750       (41,892)     79,365     310,792       295,056         210                        1,631
                   -----------   -----------  ----------  ----------    ----------        ----            ---      --------
Investments:
Loans receivable,
net..............    2,034,475                             2,034,475
Available for
sale securities..      511,663                               511,663
Nuclear
decommissioning
trust funds......      818,072
Investments in
real estate......       85,914                                85,914
Stocks of
subsidiary
companies, at
equity...........      432,578    (5,355,992)  5,098,260     192,680       209,227                                  257,732
Notes of
subsidiary
companies........                   (339,809)    339,809
Other............      334,343                    16,783     160,467       104,625
                   -----------   -----------  ----------  ----------    ----------        ----            ---      --------
 Total
 investments.....    4,217,045    (5,695,801)  5,454,852   2,985,199       313,852                                  257,732
                   -----------   -----------  ----------  ----------    ----------        ----            ---      --------
Property, plant
and equipment:
Utility plant....   16,489,207
Exploration and
production
properties.......    1,127,325                                           1,127,325
Other--non-
utility..........    1,029,681        (2,398)     42,485      61,177       928,323          34
Acquisition
adjustment.......
                   -----------   -----------  ----------  ----------    ----------        ----            ---      --------
 Total property,
 plant and
 equipment.......   18,646,213        (2,398)     42,485      61,177     2,055,708          34
                   -----------   -----------  ----------  ----------    ----------        ----            ---      --------
Less accumulated
depreciation,
depletion and
amortization.....    7,882,222                    16,357      22,711       432,605           2
                   -----------   -----------  ----------  ----------    ----------        ----            ---      --------
Net property,
plant and
equipment........   10,763,991        (2,398)     26,128      38,466     1,623,103          32
                   -----------   -----------  ----------  ----------    ----------        ----            ---      --------
Deferred charges
and other assets:
Regulatory
assets, net......      221,137
Goodwill, net....      132,007                                78,656        15,136
Other............      220,636       (18,660)     36,814     142,497
                   -----------   -----------  ----------  ----------    ----------        ----            ---      --------
 Total deferred
 charges and
 other assets....      573,780       (18,660)     36,814     221,153        15,136
                   -----------   -----------  ----------  ----------    ----------        ----            ---      --------
 Total assets....  $17,746,566   $(5,758,751) $5,597,159  $3,555,610    $2,247,147        $242                     $259,363
                   ===========   ===========  ==========  ==========    ==========        ====            ===      ========
                                Virginia
                              Electric and
                              Power Company
                   UK Holding (Exhibit D-5)
                   ---------- -------------
     ASSETS
Current assets:
Cash and cash
equivalents......   $ 4,007    $    61,745
Accounts
receivable:
 Customers, less
 allowance.......                  663,520
 Other...........       273         66,012
Receivables from
affiliated
companies........     4,506          1,424
Materials and
supplies, at
average cost or
less:
 Plant and
 general.........                  123,871
 Fossil fuel.....                  110,844
Deferred income
taxes--current...                   49,525
Mortgage loans in
warehouse........
Commodity
contract assets..                  362,218
Finance
receivables held
for sale.........
Net assets held
for sale.........
Prepayments and
other current
assets...........     3,475         95,168
                   ---------- -------------
 Total current
 assets..........    12,261      1,534,327
                   ---------- -------------
Investments:
Loans receivable,
net..............
Available for
sale securities..
Nuclear
decommissioning
trust funds......                  818,072
Investments in
real estate......
Stocks of
subsidiary
companies, at
equity...........    30,671
Notes of
subsidiary
companies........
Other............                   52,468
                   ---------- -------------
 Total
 investments.....    30,671        870,540
                   ---------- -------------
Property, plant
and equipment:
Utility plant....               16,489,207
Exploration and
production
properties.......
Other--non-
utility..........
Acquisition
adjustment.......
                   ---------- -------------
 Total property,
 plant and
 equipment.......               16,489,207
                   ---------- -------------
Less accumulated
depreciation,
depletion and
amortization.....                7,410,547
                   ---------- -------------
Net property,
plant and
equipment........                9,078,660
                   ---------- -------------
Deferred charges
and other assets:
Regulatory
assets, net......                  221,137
Goodwill, net....    38,215
Other............                   59,985
                   ---------- -------------
 Total deferred
 charges and
 other assets....    38,215        281,122
                   ---------- -------------
 Total assets....   $81,147    $11,764,649
                   ========== =============

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-2-5

                           DOMINION RESOURCES, INC.

                            As of December 31, 1999


                       DRI                                                                                           Dominion
                   Consolidated                              Dominion      Dominion       Dominion       Dominion    Resources
                   (Exhibit D-   Consolidating             Capital, Inc   Energy, Inc  Generation, Inc   Resources    Capital
                        1)          Entries       DRI      (Exhibit D-3) (Exhibit D-4)    (Note A)     Services, Inc  Trust I
                   ------------  ------------- ----------  ------------- ------------- --------------- ------------- ---------
                                                                              (thousands)
 LIABILITIES AND
  SHAREHOLDERS'
     EQUITY
Current
liabilities:
Securities due
within one year..  $   536,262                 $            $  151,953    $    8,850
Short-term debt..      870,067                    196,976      237,931        57,181
Accounts payable,
trade............      710,718                      6,509        9,793       160,820
Payables to
affiliated
companies........                 $   (36,212)      5,930        1,060         4,461        $505
Accrued interest,
payroll and
taxes............      303,344         (3,758)     21,611       17,473        24,804          38
Deferred income
taxes-current....
Dividends
declared.........
Commodity
contract
liabilities......      347,093
Other current
liabilities......      231,354         (2,661)     21,117       16,261        30,907                                 $  1,631
                   -----------    -----------  ----------   ----------    ----------        ----            ---      --------
 Total current
 liabilities.....    2,998,838        (42,631)    252,143      434,471       287,023         543                        1,631
                   -----------    -----------  ----------   ----------    ----------        ----            ---      --------
Long-term debt...    6,936,308                    318,100    2,047,635       965,081
                   -----------    -----------  ----------   ----------    ----------        ----            ---      --------
Notes payable to
affiliates.......                    (597,541)    257,732      219,097       120,712
                   -----------    -----------  ----------   ----------    ----------        ----            ---      --------
Deferred credits
and other
liabilities:
Deferred income
taxes............    1,698,567                      9,505       99,058       131,318
Investment tax
credits..........      146,518
Other............      222,117        (18,601)      1,852        9,440        36,862
                   -----------    -----------  ----------   ----------    ----------        ----            ---      --------
 Total deferred
 credits and
 other
 liabilities.....    2,067,202        (18,601)     11,357      108,498       168,180
                   -----------    -----------  ----------   ----------    ----------        ----            ---      --------
 Total
 liabilities.....   12,002,348       (658,773)    839,332    2,809,701     1,540,996         543                        1,631
                   -----------    -----------  ----------   ----------    ----------        ----            ---      --------
Minority
interest.........       98,537                                   4,997        93,540
Commitments and
contingencies....
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary
trusts...........      385,000                                                                                        250,000
Preferred stock
not subject to
mandatory
redemption.......      509,014
Common
shareholders'
equity:
Common stock.....    3,561,148     (2,745,355)  3,561,148            8           208                                    7,732
Additional paid
in capital.......       16,226     (1,330,760)     16,226      693,160       570,942
Retained
earnings.........    1,189,218     (1,038,788)  1,195,378       62,899        38,276        (301)
Accumulated other
comprehensive
income...........      (14,925)        14,925     (14,925)     (15,155)        3,185
                   -----------    -----------  ----------   ----------    ----------        ----            ---      --------
 Total common
 shareholders'
 equity..........    4,751,667     (5,099,978)  4,757,827      740,912       612,611        (301)                       7,732
                   -----------    -----------  ----------   ----------    ----------        ----            ---      --------
 Total
 liabilities and
 shareholders'
 equity..........  $17,746,566    $(5,758,751) $5,597,159   $3,555,610    $2,247,147        $242                     $259,363
                   ===========    ===========  ==========   ==========    ==========        ====            ===      ========
                                Virginia
                              Electric and
                              Power Company
                   UK Holding (Exhibit D-5)
                   ---------- -------------
 LIABILITIES AND
  SHAREHOLDERS'
     EQUITY
Current
liabilities:
Securities due
within one year..              $   375,459
Short-term debt..                  377,979
Accounts payable,
trade............                  533,596
Payables to
affiliated
companies........   $23,700            556
Accrued interest,
payroll and
taxes............     5,761        237,415
Deferred income
taxes-current....
Dividends
declared.........
Commodity
contract
liabilities......                  347,093
Other current
liabilities......       464        163,635
                   ---------- -------------
 Total current
 liabilities.....    29,925      2,035,733
                   ---------- -------------
Long-term debt...    54,210      3,551,282
                   ---------- -------------
Notes payable to
affiliates.......
                   ---------- -------------
Deferred credits
and other
liabilities:
Deferred income
taxes............     6,500      1,452,186
Investment tax
credits..........                  146,518
Other............                  192,564
                   ---------- -------------
 Total deferred
 credits and
 other
 liabilities.....     6,500      1,791,268
                   ---------- -------------
 Total
 liabilities.....    90,635      7,378,283
                   ---------- -------------
Minority
interest.........
Commitments and
contingencies....
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary
trusts...........                  135,000
Preferred stock
not subject to
mandatory
redemption.......                  509,014
Common
shareholders'
equity:
Common stock.....                2,737,407
Additional paid
in capital.......    49,771         16,887
Retained
earnings.........   (56,304)       988,058
Accumulated other
comprehensive
income...........    (2,955)
                   ---------- -------------
 Total common
 shareholders'
 equity..........    (9,488)     3,742,352
                   ---------- -------------
 Total
 liabilities and
 shareholders'
 equity..........   $81,147    $11,764,649
                   ========== =============

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-2-6

                                                                     EXHIBIT D-2

                            DOMINION RESOURCES, INC.

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                                                                                                                     Dominion
                        DRI                                Dominion      Dominion        Dominion        Dominion    Resources
                   Consolidated  Consolidating           Capital, Inc. Energy, Inc.  Generation, Inc.   Resources     Capital
                   (Exhibit D-1)    Entries      DRI     (Exhibit D-3) (Exhibit D-4)     (Note A)     Services, Inc.  Trust I
                   ------------- ------------- --------  ------------- ------------- ---------------- -------------- ---------
                                                                               (thousands)
Consolidating
Income Statement
Operating revenue
and income:
 Domestic
 electric utility
 service.........   $4,274,192
 Other...........    1,246,118                             $ 473,364     $ 456,033
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
 Total operating
 revenue and
 income..........    5,520,310                               473,364       456,033
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
Expenses:
 Electric fuel
 and purchased
 energy, net.....      996,020                                               9,881
 Purchased power
 capacity, net...      808,924
 Other operation
 and
 maintenance.....    1,384,228                 $ 30,524      170,470       222,724        $ 463
 Depreciation,
 depletion and
 amortization....      715,765                    1,628       31,951       131,332
 Taxes, other
 than income.....      304,331                    1,350        5,459        15,706
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
 Total operating
 expenses........    4,209,268                   33,502      207,880       379,643          463
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
Income from
operations.......    1,311,042                  (33,502)     265,484        76,390         (463)
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
Other income and
expense:
 Interest
 revenue.........       29,248                    2,688                     15,659
 Equity in
 earnings of
 subsidiary
 companies.......                  $(318,955)   318,955
 Interest revenue
 from subsidiary
 companies.......                    (45,507)    25,932                                                               $19,575
 Merger-related
 costs...........       29,091                                              29,091
 Other, net......       32,141                    6,107
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
 Total other
 income and
 expense.........       90,480      (364,462)   353,682                     44,750                                     19,575
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
Income before
fixed charges and
income taxes.....    1,401,522      (364,462)   320,180      265,484       121,140         (463)                       19,575
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
Fixed charges:
 Interest
 charges.........      506,544       (25,932)    21,341      151,966        78,207
 Distributions--
 preferred
 securities and
 preferred
 stock...........       67,488       (19,575)    19,575                                                                19,575
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
 Total fixed
 charges.........      574,032       (45,507)    40,916      151,966        78,207                                     19,575
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
Income before
provision for
income taxes,
minority
interests and
extraordinary
item.............      827,490      (318,955)   279,264      113,518        42,933         (463)
 Provision for
 income taxes....      259,026                  (16,560)      35,226       (16,711)        (162)
 Minority
 interests.......       17,814                                              17,814
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
Income before
extraordinary
item.............      550,650      (318,955)   295,824       78,292        41,830         (301)
Extraordinary
item, net of
income taxes.....      254,826
                    ----------     ---------   --------    ---------     ---------        -----            ---        -------
Net income.......   $  295,824     $(318,955)  $295,824    $  78,292     $  41,830        $(301)                      $
                    ==========     =========   ========    =========     =========        =====            ===        =======
                                Virginia
                              Electric and
                                  Power
                                 Company
                   UK Holding (Exhibit D-5)
                   ---------- -------------
Consolidating
Income Statement
Operating revenue
and income:
 Domestic
 electric utility
 service.........              $4,274,192
 Other...........                 316,721
                   ---------- -------------
 Total operating
 revenue and
 income..........               4,590,913
                   ---------- -------------
Expenses:
 Electric fuel
 and purchased
 energy, net.....                 986,139
 Purchased power
 capacity, net...                 808,924
 Other operation
 and
 maintenance.....   $   975       959,072
 Depreciation,
 depletion and
 amortization....     2,457       548,397
 Taxes, other
 than income.....                 281,816
                              -------------
 Total operating
 expenses........     3,432     3,584,348
                   ---------- -------------
Income from
operations.......    (3,432)    1,006,565
                   ---------- -------------
Other income and
expense:
 Interest
 revenue.........     2,544         8,357
 Equity in
 earnings of
 subsidiary
 companies.......
 Interest revenue
 from subsidiary
 companies.......
 Merger-related
 costs...........
 Other, net......     9,518        16,516
                   ---------- -------------
 Total other
 income and
 expense.........    12,062        24,873
                   ---------- -------------
Income before
fixed charges and
income taxes.....     8,630     1,031,438
                   ---------- -------------
Fixed charges:
 Interest
 charges.........     3,140       277,822
 Distributions--
 preferred
 securities and
 preferred
 stock...........                  47,913
                   ---------- -------------
 Total fixed
 charges.........     3,140       325,735
                   ---------- -------------
Income before
provision for
income taxes,
minority
interests and
extraordinary
item.............     5,490       705,703
 Provision for
 income taxes....      (800)      258,033
 Minority
 interests.......
                   ---------- -------------
Income before
extraordinary
item.............     6,290       447,670
Extraordinary
item, net of
income taxes.....                 254,826
                   ---------- -------------
Net income.......   $ 6,290    $  192,844
                   ========== =============

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-2-7

                                                                     EXHIBIT D-3
                             DOMINION CAPITAL, INC.

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                      Dominion                              Dominion   Dominion
                    Capital, Inc.                Dominion   Capital      Land                   Dominion
                    Consolidated  Consolidating  Capital    Ventures  Management  Dominion      Mortgage    Dominion Venture
                    (Exhibit D-2)    Entries     (Note B)    Corp.     Company   Lands, Inc. Services, Inc. Investments, Inc.
                    ------------- ------------- ----------  --------  ---------- ----------- -------------- -----------------
                                                                  (thousands)
      ASSETS
Current assets:
Cash and cash
equivalents.......   $  124,942    $   (16,003) $        3  $ 60,638               $   952      $   (485)
Accounts receiv-
able:
 Customers, less
 allowance........                      (3,327)
 Other............       14,899          4,631         660     4,508                 3,909
Receivables from
affiliated compa-
nies..............                      (5,183)      5,114               $41            27
Materials and sup-
plies, at average
cost or less:
 Plant and gener-
 al...............          419            419
 Fossil fuel......
Deferred income
taxes--current....
Mortgage loans in
warehouse.........      118,595                                                                  118,595
Commodity contract
assets............
Finance receiv-
ables held for
sale..............       15,000         15,000
Prepayments and
other current as-
sets..............       36,937         (9,297)      7,689     4,116      29           665        12,383
                     ----------    -----------  ----------  --------     ---       -------      --------         -------
 Total current as-
 sets.............      310,792        (13,760)     13,466    69,262      70         5,553       130,493
                     ----------    -----------  ----------  --------     ---       -------      --------         -------
Investments:
Loans receivable,
net...............    2,034,475        (15,000)     34,565   176,659                 1,099
Available for sale
securities........      511,663                        630    58,376                             327,144
Nuclear
decommissioning
trust funds.......
Investments in
real estate.......       85,914        (14,841)     14,366                          53,329
Stocks of subsidi-
ary companies, at
equity............      192,680       (826,982)    993,415
Notes of subsidi-
ary companies.....                    (570,833)    461,713
Other.............      160,467       (204,383)    119,762    64,695                                             $50,282
                     ----------    -----------  ----------  --------     ---       -------      --------         -------
 Total invest-
 ments............    2,985,199     (1,632,039)  1,624,451   299,730                54,428       327,144          50,282
                     ----------    -----------  ----------  --------     ---       -------      --------         -------
Property, plant
and equipment:
Utility plant.....
Exploration and
production proper-
ties..............
Other--non-utili-
ty................       61,177       (554,159)      1,300     5,936      34        23,983        20,636
Acquisition ad-
justment..........
                     ----------    -----------  ----------  --------     ---       -------      --------         -------
 Total property,
 plant and
 equipment........       61,177       (554,159)      1,300     5,936      34        23,983        20,636
Less accumulated
depreciation, de-
pletion and amor-
tization..........      (22,711)       121,332        (786)     (742)    (27)       (6,157)      (10,005)
                     ----------    -----------  ----------  --------     ---       -------      --------         -------
 Net property,
 plant and equip-
 ment.............       38,466       (432,827)        514     5,194       7        17,826        10,631
                     ----------    -----------  ----------  --------     ---       -------      --------         -------
Deferred charges
and other assets:
Regulatory assets,
net...............
Goodwill, net.....       78,656                                                                   48,358
Other.............      142,497       (510,747)        320                             340       121,918             204
                     ----------    -----------  ----------  --------     ---       -------      --------         -------
 Total deferred
 charges and other
 assets...........      221,153       (510,747)        320                             340       170,276             204
                     ----------    -----------  ----------  --------     ---       -------      --------         -------
  Total assets....   $3,555,610    $(2,589,373) $1,638,751  $374,186     $77       $78,147      $638,544         $50,486
                     ==========    ===========  ==========  ========     ===       =======      ========         =======
                    Edgen, Inc.
                    -----------
      ASSETS
Current assets:
Cash and cash
equivalents.......    $    51
Accounts receiv-
able:
 Customers, less
 allowance........
 Other............        143
Receivables from
affiliated compa-
nies..............
Materials and sup-
plies, at average
cost or less:
 Plant and gener-
 al...............
 Fossil fuel......
Deferred income
taxes--current....
Mortgage loans in
warehouse.........
Commodity contract
assets............
Finance receiv-
ables held for
sale..............
Prepayments and
other current as-
sets..............        762
                    -----------
 Total current as-
 sets.............        956
                    -----------
Investments:
Loans receivable,
net...............      2,936
Available for sale
securities........
Nuclear
decommissioning
trust funds.......
Investments in
real estate.......      9,264
Stocks of subsidi-
ary companies, at
equity............
Notes of subsidi-
ary companies.....      7,452
Other.............        133
                    -----------
 Total invest-
 ments............     19,785
                    -----------
Property, plant
and equipment:
Utility plant.....
Exploration and
production proper-
ties..............
Other--non-utili-
ty................        170
Acquisition ad-
justment..........
                    -----------
 Total property,
 plant and
 equipment........        170
Less accumulated
depreciation, de-
pletion and amor-
tization..........        (75)
                    -----------
 Net property,
 plant and equip-
 ment.............         95
                    -----------
Deferred charges
and other assets:
Regulatory assets,
net...............
Goodwill, net.....
Other.............
                    -----------
 Total deferred
 charges and other
 assets...........
                    -----------
  Total assets....    $20,836
                    ===========

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-3-1

                                                                     EXHIBIT D-3
                             DOMINION CAPITAL, INC.

                    CONSOLIDATING BALANCE SHEET--(Continued)

                            As of December 31, 1999

                      Louisiana              Optacor
                    Hydroelectric   Old     Financial                   Stanton                      Trilon
                       Capital     River    Services       Rincon      Associates                   Dominion      Vidalia
                     Corporation  Catalyst   Company  Securities, Inc.    Inc.    Stonehouse, LLC Partners, LLC Audit, Inc.
                    ------------- --------  --------- ---------------- ---------- --------------- ------------- -----------
      ASSETS
Current assets:
Cash and cash
equivalents.......                $ 16,209    $225        $    568      $   361       $    17        $   262
Accounts receiv-
able:
 Customers, less
 allowance........                   3,327
 Other............                               6                          256           113                      $159
Receivables from
affiliated compa-
nies..............                                                                                                    1
Materials and sup-
plies, at average
cost or less:
 Plant and gener-
 al...............
 Fossil fuel......
Deferred income
taxes--current....
Mortgage loans in
warehouse.........
Commodity contract
assets............
Finance receiv-
ables held for
sale..............
Prepayments and
other current as-
sets..............     $ 1,306         380      58           1,625        6,088                            5
                       -------    --------    ----        --------      -------       -------        -------       ----
 Total current as-
 sets.............       1,306      19,916     289           2,193        6,705           130            267        160
                       -------    --------    ----        --------      -------       -------        -------       ----
Investments:
Loans receivable,
net...............                             587                          798
Available for sale
securities........                                         125,453
Nuclear
decommissioning
trust funds.......
Investments in
real estate.......                                                        8,955        14,841
Stocks of subsidi-
ary companies, at
equity............
Notes of subsidi-
ary companies.....       1,381                              97,576
Other.............      75,919                               3,819                          3         37,948
                       -------    --------    ----        --------      -------       -------        -------       ----
 Total invest-
 ments............      77,300                 587         226,848        9,753        14,844         37,948
                       -------    --------    ----        --------      -------       -------        -------       ----
Property, plant
and equipment:
Utility plant.....
Exploration and
production proper-
ties..............
Other--non-utili-
ty................                 553,848                                8,317           311
Acquisition ad-
justment..........
                       -------    --------    ----        --------      -------       -------        -------       ----
 Total property,
 plant and
 equipment........                 553,848                                8,317           311
Less accumulated
depreciation, de-
pletion and amor-
tization..........                (121,206)                              (4,702)         (126)
                       -------    --------    ----        --------      -------       -------        -------       ----
 Net property,
 plant and equip-
 ment.............                 432,642                                3,615           185
                       -------    --------    ----        --------      -------       -------        -------       ----
Deferred charges
and other assets:
Regulatory assets,
net...............
Goodwill, net.....                                           4,140
Other.............       1,957     510,734                   2,636          913                           14
                       -------    --------    ----        --------      -------       -------        -------       ----
 Total deferred
 charges and other
 assets...........       1,957     510,734                   6,776          913                           14
                       -------    --------    ----        --------      -------       -------        -------       ----
  Total assets....     $80,563    $963,292    $876        $235,817      $20,986       $15,159        $38,229       $160
                       =======    ========    ====        ========      =======       =======        =======       ====
                       Virginia
                      Financial
                    Ventures, Inc.
                       (Note C)
                    --------------
      ASSETS
Current assets:
Cash and cash
equivalents.......    $   62,144
Accounts receiv-
able:
 Customers, less
 allowance........
 Other............           514
Receivables from
affiliated compa-
nies..............
Materials and sup-
plies, at average
cost or less:
 Plant and gener-
 al...............
 Fossil fuel......
Deferred income
taxes--current....
Mortgage loans in
warehouse.........
Commodity contract
assets............
Finance receiv-
ables held for
sale..............
Prepayments and
other current as-
sets..............        11,128
                    --------------
 Total current as-
 sets.............        73,786
                    --------------
Investments:
Loans receivable,
net...............     1,832,831
Available for sale
securities........            60
Nuclear
decommissioning
trust funds.......
Investments in
real estate.......
Stocks of subsidi-
ary companies, at
equity............        26,247
Notes of subsidi-
ary companies.....         2,711
Other.............        12,289
                    --------------
 Total invest-
 ments............     1,874,138
                    --------------
Property, plant
and equipment:
Utility plant.....
Exploration and
production proper-
ties..............
Other--non-utili-
ty................           801
Acquisition ad-
justment..........
                    --------------
 Total property,
 plant and
 equipment........           801
Less accumulated
depreciation, de-
pletion and amor-
tization..........          (217)
                    --------------
 Net property,
 plant and equip-
 ment.............           584
                    --------------
Deferred charges
and other assets:
Regulatory assets,
net...............
Goodwill, net.....        26,158
Other.............        14,208
                    --------------
 Total deferred
 charges and other
 assets...........        40,366
                    --------------
  Total assets....    $1,988,874
                    ==============

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-3-2

                                                                     EXHIBIT D-3
                             DOMINION CAPITAL, INC.

                    CONSOLIDATING BALANCE SHEET--(Continued)

                            As of December 31, 1999

                      Dominion                              Dominion   Dominion              Dominion
                    Capital, Inc.                Dominion   Capital      Land                Mortgage
                    Consolidated  Consolidating  Capital    Ventures  Management  Dominion   Services,  Dominion Venture
                    (Exhibit D-2)    Entries     (Note B)    Corp.     Company   Lands, Inc.   Inc.     Investments, Inc.
                    ------------- ------------- ----------  --------  ---------- ----------- ---------  -----------------
                                                                     (thousands)
 LIABILITIES AND
  SHAREHOLDERS'
      EQUITY
Current
liabilities:
Securities due
within one year...   $  151,953    $    60,488                                               $ 91,465
Short-term debt...      237,931                 $  237,931
Accounts payable,
trade.............        9,793          4,669          13  $    864              $    456      2,716
Payables to
affiliated
companies.........        1,060         (5,086)      5,508       433   $    56          60         74
Accrued interest,
payroll and
taxes.............       17,473        (35,092)      7,645     5,682       604         203      4,379       $    380
Deferred income
taxes-current.....
Dividends
declared..........
Commodity contract
liabilities
Other current
liabilities.......       16,261         11,147         226       100                   508         55
                     ----------    -----------  ----------  --------   -------    --------   --------       --------
 Total current
 liabilities......      434,471         36,126     251,323     7,079       660       1,227     98,689            380
                     ----------    -----------  ----------  --------   -------    --------   --------       --------
Long-term debt....    2,047,635       (848,314)    297,534                                     19,181
Notes payable to
affiliates........      219,097       (570,833)    328,216   200,266     1,222      51,143    121,865
                     ----------    -----------  ----------  --------   -------    --------   --------       --------
 Total Long-term
 Debt.............    2,266,732     (1,419,147)    625,750   200,266     1,222      51,143    141,046
                     ----------    -----------  ----------  --------   -------    --------   --------       --------
Deferred credits
and other
liabilities:
Deferred income
taxes.............       99,058                     20,738     3,054       (44)        562     52,534           (230)
Investment tax
credits...........
Other.............        9,440        (66,577)         29     9,755                   300        618
                     ----------    -----------  ----------  --------   -------    --------   --------       --------
 Total deferred
 credits and other
 liabilities......      108,498        (66,577)     20,767    12,809       (44)        862     53,152           (230)
 Total
 liabilities......    2,809,701     (1,449,598)    897,840   220,154     1,838      53,232    292,887            150
                     ----------    -----------  ----------  --------   -------    --------   --------       --------
Minority
interest..........        4,997                                5,909
Commitments and
contingencies.....
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary
trusts............
Preferred stock
not subject to
mandatory
redemption........
Common
shareholders'
equity:
 Common stock.....            8        (62,837)          8                              10
 Additional paid
 in capital.......      693,160       (855,553)    693,160   122,273     1,346      58,089    254,113         63,265
 Retained
 earnings.........       62,899       (235,628)     62,899    27,002    (3,108)    (33,184)    97,944        (12,929)
 Accumulated other
 comprehensive
 income...........      (15,155)        14,243     (15,155)   (1,152)                          (6,400)
                     ----------    -----------  ----------  --------   -------    --------   --------       --------
 Total common
 shareholders'
 equity...........      740,912     (1,139,775)    740,912   148,123    (1,762)     24,915    345,657         50,336
                     ----------    -----------  ----------  --------   -------    --------   --------       --------
  Total
  liabilities and
  shareholders'
  equity..........   $3,555,610    $(2,589,373) $1,638,751  $374,186   $    77    $ 78,147   $638,544       $ 50,486
                     ==========    ===========  ==========  ========   =======    ========   ========       ========
                    Edgen, Inc.
                    -----------
 LIABILITIES AND
  SHAREHOLDERS'
      EQUITY
Current
liabilities:
Securities due
within one year...
Short-term debt...
Accounts payable,
trade.............    $   375
Payables to
affiliated
companies.........         15
Accrued interest,
payroll and
taxes.............         74
Deferred income
taxes-current.....
Dividends
declared..........
Commodity contract
liabilities
Other current
liabilities.......        116
                    -----------
 Total current
 liabilities......        580
                    -----------
Long-term debt....
Notes payable to
affiliates........
                    -----------
 Total Long-term
 Debt.............
                    -----------
Deferred credits
and other
liabilities:
Deferred income
taxes.............     (1,108)
Investment tax
credits...........
Other.............
                    -----------
 Total deferred
 credits and other
 liabilities......     (1,108)
 Total
 liabilities......       (528)
                    -----------
Minority
interest..........
Commitments and
contingencies.....
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary
trusts............
Preferred stock
not subject to
mandatory
redemption........
Common
shareholders'
equity:
 Common stock.....          1
 Additional paid
 in capital.......     28,397
 Retained
 earnings.........     (7,034)
 Accumulated other
 comprehensive
 income...........
                    -----------
 Total common
 shareholders'
 equity...........     21,364
                    -----------
  Total
  liabilities and
  shareholders'
  equity..........    $20,836
                    ===========

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-3-3

                            DOMINION CAPITAL, INC.

                            As of December 31, 1999

                        Louisiana             Optacor
                      Hydroelectric   Old    Financial                                                     Trilon
                         Capital     River   Services       Rincon          Stanton                       Dominion      Vidalia
                       Corporation  Catalyst  Company  Securities, Inc. Associates Inc. Stonehouse, LLC Partners, LLC Audit, Inc.
                      ------------- -------- --------- ---------------- --------------- --------------- ------------- -----------
                                                                             (thousands)
 LIABILITIES AND
HAREHOLDERS'SEQUITY
Current
liabilities:
Securities due
within one year...
Short-term debt...
Accounts payable,
trade.............                            $    50      $      4         $    85         $   561
Payables to
affiliated
companies.........
Accrued interest,
payroll and
taxes.............       $ 1,087    $ 13,434                    992              13                                      $129
Deferred income
taxes-current.....
Dividends
declared..........
Commodity contract
liabilities
Other current
liabilities.......                     1,915                    155              67             102
                         -------    --------  -------      --------         -------         -------        -------       ----
 Total current
 liabilities......         1,087      15,349       50         1,151             165             663                       129
                         -------    --------  -------      --------         -------         -------        -------       ----
Long-term debt....        44,617     776,861                159,955          10,292          10,965
Notes payable to
affiliates........                                                            2,039                                       232
                         -------    --------  -------      --------         -------         -------        -------       ----
 Total Long-term
 Debt.............        44,617     776,861                159,955          12,331          10,965                       232
                         -------    --------  -------      --------         -------         -------        -------       ----
Deferred credits
and other
liabilities:
Deferred income
taxes.............        27,998                 (105)           49             836                                       (14)
Investment tax
credits...........
Other.............                    64,688                                 (1,166)          1,793
                         -------    --------  -------      --------         -------         -------        -------       ----
 Total deferred
 credits and other
 liabilities......        27,998      64,688     (105)           49            (330)          1,793                       (14)
 Total
 liabilities......        73,702     856,898      (55)      161,155          12,166          13,421                       347
                         -------    --------  -------      --------         -------         -------        -------       ----
Minority
interest..........                                                             (912)
Commitments and
contingencies.....
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary
trusts............
Preferred stock
not subject to
mandatory
redemption........
Common
shareholders'
equity:
 Common stock.....             1                              1,000          10,199           1,526
 Additional paid
 in capital.......                   106,394   12,201        16,168          (1,649)                       $38,229
 Retained
 earnings.........         6,860              (11,270)       64,183           1,182             212                      (187)
 Accumulated other
 comprehensive
 income...........                                           (6,689)
                         -------    --------  -------      --------         -------         -------        -------       ----
 Total common
 shareholders'
 equity...........         6,861     106,394      931        74,662           9,732           1,738         38,229       (187)
                         -------    --------  -------      --------         -------         -------        -------       ----
  Total
  liabilities and
  shareholders'
  equity..........       $80,563    $963,292  $   876      $235,817         $20,986         $15,159        $38,229       $160
                         =======    ========  =======      ========         =======         =======        =======       ====
                         Virginia
                        Financial
                      Ventures, Inc.
                         (Note C)
                      --------------
 LIABILITIES AND
HAREHOLDERS'SEQUITY
Current
liabilities:
Securities due
within one year...
Short-term debt...
Accounts payable,
trade.............
Payables to
affiliated
companies.........
Accrued interest,
payroll and
taxes.............      $   17,943
Deferred income
taxes-current.....
Dividends
declared..........
Commodity contract
liabilities
Other current
liabilities.......           1,870
                      --------------
 Total current
 liabilities......          19,813
                      --------------
Long-term debt....       1,576,544
Notes payable to
affiliates........          84,947
                      --------------
 Total Long-term
 Debt.............       1,661,491
                      --------------
Deferred credits
and other
liabilities:
Deferred income
taxes.............          (5,212)
Investment tax
credits...........
Other.............
                      --------------
 Total deferred
 credits and other
 liabilities......          (5,212)
 Total
 liabilities......       1,676,092
                      --------------
Minority
interest..........
Commitments and
contingencies.....
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary
trusts............
Preferred stock
not subject to
mandatory
redemption........
Common
shareholders'
equity:
 Common stock.....          50,100
 Additional paid
 in capital.......         156,727
 Retained
 earnings.........         105,957
 Accumulated other
 comprehensive
 income...........              (2)
                      --------------
 Total common
 shareholders'
 equity...........         312,782
                      --------------
  Total
  liabilities and
  shareholders'
  equity..........      $1,988,874
                      ==============

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-3-4

                                                                     EXHIBIT D-3

                             DOMINION CAPITAL, INC.

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                     Dominion                            Dominion  Dominion              Dominion
                   Capital, Inc.               Dominion  Capital     Land                Mortgage
                   Consolidated  Consolidating Capital   Ventures Management  Dominion   Services, Dominion Venture
                   (Exhibit D-2)    Entries    (Note B)   Corp.    Company   Lands, Inc.   Inc.    Investments, Inc. Edgen, Inc.
                   ------------- ------------- --------  -------- ---------- ----------- --------- ----------------- -----------
                                                                   (thousands)
Operating revenue
and income:
 Domestic
 electric utility
 service.........
 Other...........    $473,364      $  89,250   $ (4,562) $51,308    $   9      $36,070   $137,523       $3,579         $ 2,929
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
 Total operating
 revenue and
 income..........     473,364         89,250     (4,562)  51,308        9       36,070    137,523        3,579           2,929
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
Expenses:
 Electric fuel
 and purchased
 energy, net.....
 Purchased power
 capacity, net...
 Other operation
 and
 maintenance.....     170,470        (24,846)     8,793   22,730      859       39,810     70,036                        3,863
 Depreciation,
 depletion and
 amortization....      31,951        (13,882)     1,050      661        9           19     26,725          144              15
 Taxes, other
 than income.....       5,459         (1,742)       265      236       57          563      4,088                          176
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
 Total operating
 expenses........     207,880        (40,470)    10,108   23,627      925       40,392    100,849          144           4,054
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
Income from
operations.......     265,484        129,720    (14,670)  27,681     (916)      (4,322)    36,674        3,435          (1,125)
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
Other income and
expense:
 Interest
 revenue.........                   (220,100)       951   20,903                    94     42,582          (21)            606
 Equity in
 earnings of
 subsidiary
 companies.......                    (93,923)    93,923
 Interest revenue
 from subsidiary
 companies.......                    (29,684)    24,218
 Merger-related
 costs...........
 Other, net......                      8,579
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
 Total other
 income and
 expense.........                   (335,128)   119,092   20,903                    94     42,582          (21)            606
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
Income before
fixed charges and
income taxes.....     265,484       (205,408)   104,422   48,584     (916)      (4,228)    79,256        3,414            (519)
Fixed charges:
 Interest
 charges.........     151,966       (110,314)    44,085   10,363       79        2,554     21,380                            1
 Distributions--
 preferred
 securities and
 preferred
 stock...........
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
 Total fixed
 charges.........     151,966       (110,314)    44,085   10,363       79        2,554     21,380                            1
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
 Income before
 provision for
 income taxes,
 minority
 interests and
 extraordinary
 item............     113,518        (95,094)    60,337   38,221     (995)      (6,782)    57,876        3,414            (520)
 Provision for
 income taxes....      35,226                   (17,955)  14,606     (353)      (2,343)    21,228        1,197            (228)
 Minority
 interests.......                     (1,527)              1,451
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
 Income before
 extraordinary
 item............      78,292        (93,567)    78,292   22,164     (642)      (4,439)    36,648        2,217            (292)
 Extraordinary
 item, net of
 income taxes....
                     --------      ---------   --------  -------    -----      -------   --------       ------         -------
 Net income......    $ 78,292      $ (93,567)  $ 78,292  $22,164    $(642)     $(4,439)  $ 36,648       $2,217         $  (292)
                     ========      =========   ========  =======    =====      =======   ========       ======         =======

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-3-5

                                                                     EXHIBIT D-3

                             DOMINION CAPITAL, INC.

                  CONSOLIDATING INCOME STATEMENT--(Continued)

                      For the Year Ended December 31, 1999

                     Louisiana             Optacor
                   Hydroelectric   Old    Financial                                                   Trilon
                      Capital     River   Services      Rincon         Stanton                       Dominion     Vidalia
                    Corporation  Catalyst  Company  Securities, Inc Associates Inc Stonehouse, LLC Partners, LLC Audit, Inc
                   ------------- -------- --------- --------------- -------------- --------------- ------------- ----------
Operating revenue
and income:
 Domestic elec-
 tric utility
 service.........
 Other...........                $119,405               $10,272         $3,916         $6,787                       $295
                      ------     --------  -------      -------         ------         ------         -------       ----
 Total operating
 revenue and
 income..........                 119,405                10,272          3,916          6,787                        295
                      ------     --------  -------      -------         ------         ------         -------       ----
Expenses:
 Electric fuel
 and purchased
 energy, net.....
 Purchased power
 capacity, net...
 Other operation
 and mainte-
 nance...........                  19,866  $ 2,148          508          1,115          5,822         $   685         65
 Depreciation,
 depletion and
 amortization....     $   59       13,788       32        1,173            499             88               5
 Taxes, other
 than income.....                   1,687       67                           2             56                          4
                      ------     --------  -------      -------         ------         ------         -------       ----
 Total operating
 expenses........         59       35,341    2,247        1,681          1,616          5,966             690         69
                      ------     --------  -------      -------         ------         ------         -------       ----
Income from oper-
ations...........        (59)      84,064   (2,247)       8,591          2,300            821            (690)       226
                      ------     --------  -------      -------         ------         ------         -------       ----
Other income and
expense:
 Interest reve-
 nue.............      7,913        4,505      153            4              3                            153
 Equity in
 earnings of
 subsidiary
 companies.......
 Interest revenue
 from subsidiary
 companies.......         45                              5,421
 Merger-related
 costs...........
 Other, net......                                                                                      (8,579)
                      ------     --------  -------      -------         ------         ------         -------       ----
 Total other in-
 come and ex-
 pense...........      7,958        4,505      153        5,425              3                         (8,426)
                      ------     --------  -------      -------         ------         ------         -------       ----
Income before
fixed charges and
income taxes.....      7,899       88,569   (2,094)      14,016          2,303            821          (9,116)       226
Fixed charges:
 Interest
 charges.........      5,431       79,921      153       10,104          1,072            679              30         15
 Distributions--
 preferred
 securities and
 preferred
 stock...........
                      ------     --------  -------      -------         ------         ------         -------       ----
 Total fixed
 charges.........      5,431       79,921      153       10,104          1,072            679              30         15
                      ------     --------  -------      -------         ------         ------         -------       ----
 Income before
 provision for
 income taxes,
 minority
 interests and
 extraordinary
 item............      2,468        8,648   (2,247)       3,912          1,231            142          (9,146)       211
 Provision for
 income taxes....        992                  (783)         974           (125)                                       75
 Minority inter-
 ests............                                                           76
                      ------     --------  -------      -------         ------         ------         -------       ----
 Income before
 extraordinary
 item............      1,476        8,648   (1,464)       2,938          1,280            142          (9,146)       136
 Extraordinary
 item, net of
 income taxes....
                      ------     --------  -------      -------         ------         ------         -------       ----
 Net income......     $1,476     $  8,648  $(1,464)     $ 2,938         $1,280         $  142         $(9,146)      $136
                      ======     ========  =======      =======         ======         ======         =======       ====
                      Virginia
                     Financial
                   Ventures, Inc.
                   --------------
                      (Note B)
Operating revenue
and income:
 Domestic elec-
 tric utility
 service.........
 Other...........     $16,583
                   --------------
 Total operating
 revenue and
 income..........      16,583
                   --------------
Expenses:
 Electric fuel
 and purchased
 energy, net.....
 Purchased power
 capacity, net...
 Other operation
 and mainte-
 nance...........      19,016
 Depreciation,
 depletion and
 amortization....       1,566
 Taxes, other
 than income.....
                   --------------
 Total operating
 expenses........      20,582
                   --------------
Income from oper-
ations...........      (3,999)
                   --------------
Other income and
expense:
 Interest reve-
 nue.............     142,254
 Equity in
 earnings of
 subsidiary
 companies.......
 Interest revenue
 from subsidiary
 companies.......
 Merger-related
 costs...........
 Other, net......
                   --------------
 Total other in-
 come and ex-
 pense...........     142,254
                   --------------
Income before
fixed charges and
income taxes.....     138,255
Fixed charges:
 Interest
 charges.........      86,413
 Distributions--
 preferred
 securities and
 preferred
 stock...........
                   --------------
 Total fixed
 charges.........      86,413
                   --------------
 Income before
 provision for
 income taxes,
 minority
 interests and
 extraordinary
 item............      51,842
 Provision for
 income taxes....      17,941
 Minority inter-
 ests............
                   --------------
 Income before
 extraordinary
 item............      33,901
 Extraordinary
 item, net of
 income taxes....
                   --------------
 Net income......     $33,901
                   ==============

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-3-6

                                                                     EXHIBIT D-4

                             DOMINION ENERGY, INC.

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                                                                                                    Foreign
                          Dominion                                              Domestic Power       Power       Dominion
                         Energy, Inc                 Dominion      Oil & Gas      Generation      Generation      Energy
                        Consolidated  Consolidating  Energy,     Consolidated    Consolidated    Consolidated   Management
                        (Exhibit D-2)    Entries       Inc.     (Exhibit D-4-1) (Exhibit D-4-2) (Exhibit D-4-3)    Inc.
                        ------------- ------------- ----------  --------------- --------------- --------------- ----------
                                                                   (thousands)
        ASSETS
Current assets:
Cash and cash
 equivalents..........   $   61,555                 $   (2,916)   $    9,744       $     12        $ 54,715
Accounts receivable:
Customers, less
 allowance............
Other.................      179,961    $  (695,233)    332,619       478,673         49,488          14,247        $167
Receivables from
 affiliated
 companies............          505                        505
Materials and
 supplies, at average
 cost or less:
Plant and general.....       18,730                                   15,266          3,311             153
Fossil fuel...........
Deferred income
 taxes--current.......
Mortgage loans in
 warehouse............
Commodity contract
 assets...............
Finance receivables
 held for sale........
Prepayments and other
 current assets.......       34,305         (6,973)     10,346        11,204          1,636          18,092
                         ----------    -----------  ----------    ----------       --------        --------        ----
Total current assets..      295,056       (702,206)    340,554       514,887         54,447          87,207         167
                         ----------    -----------  ----------    ----------       --------        --------        ----
Investments:
Loans receivable,
 net..................
Available for sale
 securities...........
Nuclear
 decommissioning trust
 funds................
Investments in real
 estate...............
Stocks of subsidiary
 companies, at
 equity...............      209,227       (837,947)    913,784        23,044        110,346
Notes of subsidiary
 companies............
Other.................      104,625       (377,302)    306,356        58,162         95,304          22,105
                         ----------    -----------  ----------    ----------       --------        --------        ----
Total investments.....      313,852     (1,215,249)  1,220,140        81,206        205,650          22,105
                         ----------    -----------  ----------    ----------       --------        --------        ----
Property, plant and
 equipment:
Utility plant.........
Exploration and
 production
 properties...........    1,127,325                                1,127,325
Other--non-utility....      928,383                     13,782        79,221        356,299         479,081
Acquisition
 adjustment...........
                         ----------    -----------  ----------    ----------       --------        --------        ----
Total property, plant
 and equipment........    2,055,708                     13,782     1,206,546        356,299         479,081
Less accumulated
 depreciation,
 depletion and
 amortization.........      432,605                      2,273       273,680         13,846         142,806
                         ----------    -----------  ----------    ----------       --------        --------        ----
Net property, plant
 and equipment........    1,623,103                     11,509       932,866        342,453         336,275
Deferred charges and
 other assets:
Regulatory assets,
 net..................
Goodwill, net.........       15,136                                   15,793                           (657)
Prepaid pension
 costs................
Other investments.....
Other.................
                         ----------    -----------  ----------    ----------       --------        --------        ----
Total deferred charges
 and other assets.....       15,136                                   15,793                           (657)
                         ----------    -----------  ----------    ----------       --------        --------        ----
Total assets..........   $2,247,147    $(1,917,455) $1,572,203    $1,544,752       $602,550        $444,930        $167
                         ==========    ===========  ==========    ==========       ========        ========        ====

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-4-1

                                                                     EXHIBIT D-4

                             DOMINION ENERGY, INC.

                    CONSOLIDATING BALANCE SHEET--(Continued)

                            As of December 31, 1999

                                                                                                    Foreign
                           Dominion                                             Domestic Power       Power       Dominion
                         Energy, Inc.                 Dominion     Oil & Gas      Generation      Generation      Energy
                         Consolidated  Consolidating  Energy,    Consolidated    Consolidated    Consolidated   Management
                         (Exhibit D-2)    Entries       Inc.    (Exhibit D-4-1) (Exhibit D-4-2) (Exhibit D-4-3)    Inc.
                         ------------- ------------- ---------- --------------- --------------- --------------- ----------
                                                                    (thousands)
    Liabilities and
  Shareholders' Equity
Current liabilities:
Securities due within
 one year..............   $    8,850                                               $  6,213        $  2,637
Short-term debt........       57,181    $    (4,726)                                                 61,907
Accounts payable,
 trade.................      160,820       (695,810) $  365,867   $  436,556         47,088           6,780       $ 339
Payables to affiliated
 companies.............        4,461                      4,461
Accrued interest,
 payroll and taxes.....       24,804         (4,117)      2,515        5,362          5,255          15,847         (58)
Deferred income taxes--
 current...............
Dividends declared.....
Commodity contract
 liabilities...........
Other current
 liabilities...........       30,907                      3,273       17,213          8,304           2,117
                          ----------    -----------  ----------   ----------       --------        --------       -----
 Total current
  liabilities..........      287,023       (704,653)    376,116      459,131         66,860          89,288         281
                          ----------    -----------  ----------   ----------       --------        --------       -----
Long-term debt.........      965,081                    288,466      380,951        258,787          36,877
                          ----------    -----------  ----------   ----------       --------        --------       -----
Notes payable to
 affiliates............      120,712       (390,396)    206,494      256,569         (1,223)         49,268
                          ----------    -----------  ----------   ----------       --------        --------       -----
Deferred credits and
 other liabilities:
Deferred income taxes..      131,318                     42,597       66,831         19,480           2,410
Investment tax
 credits...............
Other..................       36,862                     45,919       (1,323)        (7,401)           (333)
                          ----------    -----------  ----------   ----------       --------        --------       -----
 Total deferred credits
  and other
  liabilities..........      168,180                     88,516       65,508         12,079           2,077
                          ----------    -----------  ----------   ----------       --------        --------       -----
 Total liabilities.....    1,540,996     (1,095,049)    959,592    1,162,159        336,503         177,510         281
                          ----------    -----------  ----------   ----------       --------        --------       -----
Minority interest......       93,540         14,566                      931            976          77,067
Commitments and
 contingencies.........
Obligated mandatorily
 redeemable preferred
 securities of
 subsidiary trusts.....
Preferred stock not
 subject to mandatory
 redemption............
Common shareholders'
 equity:
 Common stock..........          208       (194,057)        208                      35,003         159,054
 Additional paid in
  capital..............      570,942       (386,628)    570,942      219,077        167,174             377
 Retained earnings.....       38,276       (259,519)     38,276      165,817         62,894          30,922        (114)
 Accumulated other
  comprehensive
  income...............        3,185          3,232       3,185       (3,232)
                          ----------    -----------  ----------   ----------       --------        --------       -----
 Total common
  shareholders'
  equity...............      612,611       (836,972)    612,611      381,662        265,071         190,353        (114)
                          ----------    -----------  ----------   ----------       --------        --------       -----
 Total liabilities and
  shareholders'
  equity...............   $2,247,147    $(1,917,455) $1,572,203   $1,544,752       $602,550        $444,930       $ 167
                          ==========    ===========  ==========   ==========       ========        ========       =====

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-4-2

                                                                     EXHIBIT D-4
                             DOMINION ENERGY, INC.

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                            Dominion                                            Domestic Power   Foreign Power   Dominion
                          Energy, Inc.                Dominion     Oil & Gas      Generation      Generation      Energy
                          Consolidated  Consolidating Energy,    Consolidated    Consolidated    Consolidated   Management
                          (Exhibit D-2)    Entries      Inc.    (Exhibit D-1-4) (Exhibit D-4-2) (Exhibit D-4-3)    Inc.
                          ------------- ------------- --------  --------------- --------------- --------------- ----------
                                                                    (thousands)
Operating revenue and
 income:
  Domestic electric
   utility service
  Other.................    $456,033      $   (479)   $  1,589     $256,097         $92,368        $106,458
                            --------      --------    --------     --------         -------        --------       -----
 Total operating
  revenue and income....     456,033          (479)      1,589      256,097          92,368         106,458
                            --------      --------    --------     --------         -------        --------       -----
Expenses:
 Electric fuel and
  purchased energy,
  net...................       9,881                     9,881
 Purchased power
  capacity, net
 Other operation and
  maintenance...........     222,724          (748)     33,548      115,478          29,472          44,802       $ 172
 Depreciation, depletion
  and amortization......     131,332                     4,275       93,126           9,764          24,167
 Taxes, other than
  income................      15,706                    (1,296)       9,929           3,496           3,574           3
                            --------      --------    --------     --------         -------        --------       -----
 Total operating
  expenses..............     379,643          (748)     46,408      218,533          42,732          72,543         175
                            --------      --------    --------     --------         -------        --------       -----
Income from operations..      76,390           269     (44,819)      37,564          49,636          33,915        (175)
                            --------      --------    --------     --------         -------        --------       -----
Other income and
 expense:
Interest revenue........      15,659       (22,276)     19,556        4,029           6,629           7,721
Equity in earnings of
 subsidiary companies...                   (90,464)     90,464
Interest revenue from
 subsidiary companies
 Merger-related costs
 Other, net.............      29,091                     3,008       21,862             194           4,027
                            --------      --------    --------     --------         -------        --------       -----
 Total other income and
  expense...............      44,750      (112,740)    113,028       25,891           6,823          11,748
                            --------      --------    --------     --------         -------        --------       -----
Income before fixed
 charges and income
 taxes..................     121,140      (112,471)     68,209       63,455          56,459          45,663        (175)
Fixed charges:
 Interest charges.......      78,207       (23,510)     33,037       33,199          15,348          20,133
Distributions--preferred
 securities and
 preferred stock........
                            --------      --------    --------     --------         -------        --------       -----
 Total fixed charges....      78,207       (23,510)     33,037       33,199          15,348          20,133
                            --------      --------    --------     --------         -------        --------       -----
Income before provision
 for income taxes,
 minority interests and
 extraordinary item.....      42,933       (88,961)     35,172       30,256          41,111          25,530        (175)
Provision for income
 taxes..................     (16,711)                   (6,730)     (23,058)         15,200          (2,062)        (61)
Minority interests......      17,814         1,305          71          138             198          16,102
                            --------      --------    --------     --------         -------        --------       -----
Income before
 extraordinary item.....      41,830       (90,266)     41,831       53,176          25,713          11,490        (114)
Extraordinary item, net
 of income taxes
                            --------      --------    --------     --------         -------        --------       -----
Net income..............    $ 41,830      $(90,266)   $ 41,831     $ 53,176         $25,713        $ 11,490       $(114)
                            ========      ========    ========     ========         =======        ========       =====

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-4-3

                                                                   EXHIBIT D-4-1

                       DOMINION ENERGY, INC.-OIL AND GAS

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                                                                                                                  Dominion
                                                                                       San Juan                Energy Canada
                     Oil & Gas                 Dominion Reserves    Black    Dominion  Partners   Dominion        Limited
                   Consolidated  Consolidating        Inc          Warrior   Reserves-   LLC    Storage Inc.    Consolidated
                   (Exhibit D-4)    Entries    (Exhibit D-4-1(a)) Basin, Inc   Utah    (Note E)   (Note D)   (Exhibit D-4-1(b))
                   ------------- ------------- ------------------ ---------- --------- -------- ------------ ------------------
                                                                   (thousands)
     ASSETS
Current assets:
Cash and cash
 equivalents.....   $    9,744                      $  1,521       $ 1,824                          $  1          $  6,398
Accounts
 receivable:
Customers, less
 allowance.......
Other............      478,673      $  (838)         426,938         5,120    $12,699  $ 20,016                     14,738
Receivables from
 affiliated
 companies.......
Materials and
 supplies, at
 average cost or
 less:
 Plant and
  general........       15,266                        10,247           115        982                                3,922
 Fossil fuel.....
Deferred income
 taxes--current..
Mortgage loans in
 warehouse.......
Commodity
 contract
 assets..........
Finance
 receivables held
 for sale........
Prepayments and
 other current
 assets..........       11,204                         3,031         4,035      2,610                                1,528
                    ----------      -------         --------       -------    -------  --------     ----          --------
 Total current
  assets.........      514,887         (838)         441,737        11,094     16,291    20,016        1            26,586
                    ----------      -------         --------       -------    -------  --------     ----          --------
Investments:
Loans receivable,
 net.............
Available for
 sale
 securities......
Nuclear
 decommissioning
 trust funds.....
Investments in
 real estate.....
Stocks of
 subsidiary
 companies, at
 equity..........       23,044       (3,423)          11,844                                                        14,623
Notes of
 subsidiary
 companies.......
Other............       58,162                        64,849        (7,012)                          300                25
                    ----------      -------         --------       -------    -------  --------     ----          --------
 Total
  investments....       81,206       (3,423)          76,693        (7,012)                          300            14,648
                    ----------      -------         --------       -------    -------  --------     ----          --------
Property, plant
 and equipment:
Utility plant....
Exploration and
 production
 properties......    1,127,325                       436,446         9,272     42,753   123,164                    515,690
Other--non-
 utility.........       79,221                        55,806         3,324     17,105                                2,986
Acquisition
 adjustment......
                    ----------      -------         --------       -------    -------  --------     ----          --------
 Total property,
  plant and
  equipment......    1,206,546                       492,252        12,596     59,858   123,164                    518,676
Less accumulated
 depreciation,
 depletion and
 amortization....      273,680                       205,266         4,742     12,949    15,309                     35,414
                    ----------      -------         --------       -------    -------  --------     ----          --------
 Net property,
  plant and
  equipment......      932,866                       286,986         7,854     46,909   107,855                    483,262
                    ----------      -------         --------       -------    -------  --------     ----          --------
Deferred charges
 and other
 assets:
Regulatory
 assets, net.....
Goodwill, net....       15,793                        13,740                                                         2,053
Prepaid pension
 costs...........
Other
 investments.....
Other............
                    ----------      -------         --------       -------    -------  --------     ----          --------
 Total deferred
  charges and
  other assets...       15,793                        13,740                                                         2,053
                    ----------      -------         --------       -------    -------  --------     ----          --------
 Total assets....   $1,544,752      $(4,261)        $819,156       $11,936    $63,200  $127,871     $301          $526,549
                    ==========      =======         ========       =======    =======  ========     ====          ========

                                     D-4-4

                                                                   EXHIBIT D-4-1

                       DOMINION ENERGY, INC.-OIL AND GAS

                    CONSOLIDATING BALANCE SHEET--(Continued)

                            As of December 31, 1999

                                                                                                                  Dominion
                                                                                                               Energy Canada
                                                                                       San Juan                   Limited
                     Oil & Gas                 Dominion Reserves    Black    Dominion  Partners    Dominion     Consolidated
                   Consolidated  Consolidating        Inc          Warrior   Reserves-   LLC     Storage, Inc. (Exhibit D-4-1
                   (Exhibit D-4)    Entries    (Exhibit D-4-1(a)) Basin, Inc   Utah    (Note E)    (Note D)         (b))
                   ------------- ------------- ------------------ ---------- --------- --------  ------------- --------------
                                                                  (thousands)
LIABILITIES AND
 SHAREHOLDERS'
 EQUITY
Current
 liabilities:
Securities due
 within one
 year............
Short-term debt..
Accounts payable,
 trade...........   $  436,556      $  (838)        $392,935       $ 4,816    $12,021  $  3,976                   $ 23,646
Payables to
 affiliated
 companies.......
Accrued interest,
 payroll and
 taxes...........        5,362                         2,766          (123)    (1,148)    2,355      $(58)           1,570
Deferred income
 taxes--current..
Dividends
 declared........
Commodity
 contract
 liabilities.....
Other current
 liabilities.....       17,213                         6,820                                                        10,393
                    ----------      -------         --------       -------    -------  --------      ----         --------
 Total current
  liabilities....      459,131         (838)         402,521         4,693     10,873     6,331       (58)          35,609
                    ----------      -------         --------       -------    -------  --------      ----         --------
Long-term debt...      380,951                            69                                                       380,882
                    ----------      -------         --------       -------    -------  --------      ----         --------
Notes payable to
 affiliates......      256,569                       158,978                   17,087    64,194                     16,310
                    ----------      -------         --------       -------    -------  --------      ----         --------
Deferred credits
 and other
 liabilities:
Deferred income
 taxes...........       66,831                        59,605           541      7,978       535                     (1,828)
Investment tax
 credits.........
Other............       (1,323)                       (3,172)                    (646)      (91)                     2,586
                    ----------      -------         --------       -------    -------  --------      ----         --------
 Total deferred
  credits and
  other
  liabilities....       65,508                        56,433           541      7,332       444                        758
                    ----------      -------         --------       -------    -------  --------      ----         --------
 Total
  liabilities....    1,162,159         (838)         618,001         5,234     35,292    70,969       (58)         433,559
                    ----------      -------         --------       -------    -------  --------      ----         --------
Minority
 interest........          931                           931
Commitments and
 contingencies...
Obligated
 mandatorily
 redeemable
 preferred
 securities of
 subsidiary
 trusts..........
Preferred stock
 not subject to
 mandatory
 redemption......
Common
 shareholders'
 equity:
 Common stock....
 Additional paid
  in capital.....      219,077       (2,980)          72,336                    8,500    49,122      (108)          92,207
 Retained
  earnings.......      165,817         (443)         127,888         6,702     19,408     7,780       467            4,015
 Accumulated
  other
  comprehensive
  income.........       (3,232)                                                                                     (3,232)
                    ----------      -------         --------       -------    -------  --------      ----         --------
 Total common
  shareholders'
  equity.........      381,662       (3,423)         200,224         6,702     27,908    56,902       359           92,990
                    ----------      -------         --------       -------    -------  --------      ----         --------
 Total
  liabilities and
  shareholders'
  equity.........   $1,544,752      $(4,261)        $819,156       $11,936    $63,200  $127,871      $301         $526,549
                    ==========      =======         ========       =======    =======  ========      ====         ========

                                     D-4-5

                                                                   EXHIBIT D-4-1

                       DOMINION ENERGY, INC.-OIL AND GAS

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                                                                                                              Dominion
                                                                                                            Energy Canada
                                                       Dominion                          San Juan  Dominion   Limited
                           Oil & Gas                 Reserves Inc.    Black    Dominion  Partners  Storage, Consolidated
                         Consolidated  Consolidating (Exhibit D-4-   Warrior   Reserves-   LLC       Inc.     (Exhibit
                         (Exhibit D-4)    Entries        1(a))     Basin, Inc.   Utah    (Note E)  (Note D)   D-4-1(b))
                         ------------- ------------- ------------- ----------- --------- --------  -------- -------------
                                                                   (thousands)
Operating revenue and
income:
 Domestic electric
 utility service.......
 Other.................    $256,097                    $103,135      $12,098    $22,039  $ 22,219              $96,606
                           --------        -----       --------      -------    -------  --------   -----      -------
 Total operating
 revenue and income....     256,097                     103,135       12,098     22,039    22,219               96,606
                           --------        -----       --------      -------    -------  --------   -----      -------
Expenses:
 Electric fuel and
 purchased energy,
 net...................
 Purchased power
 capacity, net.........
 Other operation and
 maintenance...........     115,478                      53,366        9,860      5,750     8,006               38,496
 Depreciation,
 depletion and
 amortization..........      93,126                      42,527          829      3,796    15,319   $ 133       30,522
 Taxes, other than
 income................       9,929                       4,729          677        485     1,639                2,399
                           --------        -----       --------      -------    -------  --------   -----      -------
 Total operating
 expenses..............     218,533                     100,622       11,366     10,031    24,964     133       71,417
                           --------        -----       --------      -------    -------  --------   -----      -------
Income from
operations.............      37,564                       2,513          732     12,008    (2,745)   (133)      25,189
                           --------        -----       --------      -------    -------  --------   -----      -------
Other income and
expense:
 Interest revenue......       4,029                       3,324          517                   52                  136
 Equity in earnings of
 subsidiary companies..                    $(388)           388
 Interest revenue from
 subsidiary companies..
 Merger--related
 costs.................
 Other, net............      21,862                      17,160           32         37                          4,633
                           --------        -----       --------      -------    -------  --------   -----      -------
 Total other income and
 expense...............      25,891         (388)        20,872          549         37        52                4,769
                           --------        -----       --------      -------    -------  --------   -----      -------
Income before fixed
charges and income
taxes..................      63,455         (388)        23,385        1,281     12,045    (2,693)   (133)      29,958
                           --------        -----       --------      -------    -------  --------   -----      -------
Fixed charges:
 Interest charges......      33,199                       9,505                     751     3,640               19,304
 Distributions--
 preferred securities
 and preferred stock...
                           --------        -----       --------      -------    -------  --------   -----      -------
 Total fixed charges...      33,199                       9,505                     751     3,640               19,304
                           --------        -----       --------      -------    -------  --------   -----      -------
Income before provision
for income taxes,
minority interests and
extraordinary item.....      30,256         (388)        13,880        1,281     11,294    (6,333)   (133)      10,654
 Provision for income
 taxes.................     (23,058)                    (11,792)      (4,749)     2,300   (14,112)   (173)       5,468
 Minority interests....         138                         138
                           --------        -----       --------      -------    -------  --------   -----      -------
Income before
extraordinary item.....      53,176         (388)        25,534        6,030      8,995     7,779      40        5,186
Extraordinary item, net
of income taxes........
                           --------        -----       --------      -------    -------  --------   -----      -------
Net income.............    $ 53,176        $(388)      $ 25,534      $ 6,030    $ 8,995  $  7,779   $  40      $ 5,186
                           ========        =====       ========      =======    =======  ========   =====      =======

                                     D-4-6

                                                                EXHIBIT D-4-1(a)
                            DOMINION RESERVES, INC.

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                                                                                          Dominion
                      Dominion                            Carthage          Dominion    Appalachian      Dominion Gas
                      Reserves,                  Dominion  Energy  Cypress Appalachian  Development       Processing     Dominion
                    Consolidated   Consolidating Reserves Services Energy  Development Properties LLC   Michigan, Inc.   Midwest
                   (Exhibit D-4-1)    Entries      Inc.     Inc.    Inc.      Inc.        (Note G)    (Exhibit D-4-1(c))  Energy
                   --------------- ------------- -------- -------- ------- ----------- -------------- ------------------ --------
                                                                               (thousands)
     ASSETS
Current assets:
Cash and cash
equivalents......     $  1,521                   $  1,031 $     71           $   233                       $   188       $   (63)
Accounts
receivable:
 Customers, less
 allowance.......
 Other...........      426,938                     63,067  176,315  $507      31,773      $ 34,056           3,175        37,939
Receivables from
affiliated
companies........
Materials and
supplies, at
average cost or
less:
 Plant and
 general.........       10,247                        386    7,254                                                           515
 Fossil fuel.....
Deferred income
taxes--current...
Mortgage loans in
warehouse........
Commodity
contract assets..
Finance
receivables held
for sale.........
Prepayments and
other current
assets...........        3,031                      1,521      401             1,106                            24             2
                      --------       ---------   -------- --------  ----     -------      --------         -------       -------
 Total current
 assets..........      441,737                     66,005  184,041   507      33,112        34,056           3,387        38,393
                      --------       ---------   -------- --------  ----     -------      --------         -------       -------
Investments:
Loans receivable,
net..............
Available for
sale securities..
Nuclear
decommissioning
trust funds......
Investments in
real estate......
Stocks of
subsidiary
companies, at
equity...........       11,844       $(139,626)   142,939       34                67                         8,430
Notes of
subsidiary
companies........
Other............       64,849                      1,398    1,209                50                                      13,653
                      --------       ---------   -------- --------  ----     -------      --------         -------       -------
 Total
 investments.....       76,693        (139,626)   144,337    1,243               117                         8,430        13,653
                      --------       ---------   -------- --------  ----     -------      --------         -------       -------
Property, plant
and equipment:
Utility plant....
Exploration and
production
properties.......      436,446                    290,137                      1,137       135,846
Other--non-
utility..........       55,806                      5,405      416    28       5,969                        27,330         1,263
Acquisition
adjustment.......
                      --------       ---------   -------- --------  ----     -------      --------         -------       -------
 Total property,
 plant and
 equipment.......      492,252                    295,542      416    28       7,106       135,846          27,330         1,263
Less accumulated
depreciation,
depletion and
amortization.....      205,266                    128,117      270    18       1,688        56,046          13,117           677
                      --------       ---------   -------- --------  ----     -------      --------         -------       -------
Net property,
plant and
equipment........      286,986                    167,425      146    10       5,418        79,800          14,213           586
                      --------       ---------   -------- --------  ----     -------      --------         -------       -------
Deferred charges
and other assets:
Regulatory
assets, net......
Goodwill, net....       13,740                               4,181               801         2,110
Prepaid pension
costs............
Other
investments......
Other............
                      --------       ---------   -------- --------  ----     -------      --------         -------       -------
 Total deferred
 charges and
 other assets....       13,740                               4,181               801         2,110
                      --------       ---------   -------- --------  ----     -------      --------         -------       -------
 Total assets....     $819,156       $(139,626)  $377,767 $189,611  $517     $39,448      $115,966         $26,030       $52,632
                      ========       =========   ======== ========  ====     =======      ========         =======       =======
                               Dominion           Phoenix
                               Reserves Dominion  Dominion
                   Great Lakes   Gulf   Reserves   Energy
                   Compression  Coast   Indiana   (Note F)
                   ----------- -------- --------- --------
     ASSETS
Current assets:
Cash and cash
equivalents......    $    15            $    29   $    17
Accounts
receivable:
 Customers, less
 allowance.......
 Other...........      3,637   $   807      669    74,993
Receivables from
affiliated
companies........
Materials and
supplies, at
average cost or
less:
 Plant and
 general.........        307                        1,785
 Fossil fuel.....
Deferred income
taxes--current...
Mortgage loans in
warehouse........
Commodity
contract assets..
Finance
receivables held
for sale.........
Prepayments and
other current
assets...........         21         3      (98)       51
                   ----------- -------- --------- --------
 Total current
 assets..........      3,980       810      600    76,846
                   ----------- -------- --------- --------
Investments:
Loans receivable,
net..............
Available for
sale securities..
Nuclear
decommissioning
trust funds......
Investments in
real estate......
Stocks of
subsidiary
companies, at
equity...........
Notes of
subsidiary
companies........
Other............               48,539
                   ----------- -------- --------- --------
 Total
 investments.....               48,539
                   ----------- -------- --------- --------
Property, plant
and equipment:
Utility plant....
Exploration and
production
properties.......        674     1,137    7,515
Other--non-
utility..........      8,048              7,207       140
Acquisition
adjustment.......
                   ----------- -------- --------- --------
 Total property,
 plant and
 equipment.......      8,722     1,137   14,722       140
Less accumulated
depreciation,
depletion and
amortization.....      1,715     1,095    2,468        55
                   ----------- -------- --------- --------
Net property,
plant and
equipment........      7,007        42   12,254        85
                   ----------- -------- --------- --------
Deferred charges
and other assets:
Regulatory
assets, net......
Goodwill, net....        218                        6,430
Prepaid pension
costs............
Other
investments......
Other............
                   ----------- -------- --------- --------
 Total deferred
 charges and
 other assets....        218                        6,430
                   ----------- -------- --------- --------
 Total assets....    $11,205   $49,391  $12,854   $83,361
                   =========== ======== ========= ========

                                     D-4-7

                                                                EXHIBIT D-4-1(a)

                            DOMINION RESERVES, INC.

                    CONSOLIDATING BALANCE SHEET--(Continued)

                            As of December 31, 1999

                                                                                           Dominion
                                                           Carthage                       Appalachian
                      Dominion                              Energy             Dominion   Development    Dominion Gas
                      Reserves,                  Dominion  Services  Cypress  Appalachian Properties      Processing     Dominion
                    Consolidated   Consolidating Reserves    Inc.    Energy   Development     LLC       Michigan, Inc.   Midwest
                   (Exhibit D-4-1)    Entries      Inc       (A)      Inc.       Inc.      (Note G)   (Exhibit D-4-1(c))  Energy
                   --------------- ------------- --------  --------  -------  ----------- ----------- ------------------ --------
                                                                                      (thousands)
 LIABILITIES AND
  SHAREHOLDERS'
     EQUITY
Current
liabilities:
Securities due
within one year..
Short-term debt..
Accounts payable,
trade............     $392,935                   $ 25,218  $184,054  $   411    $34,991    $ 33,905        $   333       $32,332
Payables to
affiliated
companies........
Accrued interest,
payroll and
taxes............        2,766                      3,258      (988)  (2,075)        76       1,133             (9)        1,002
Deferred income
taxes-current....
Dividends
declared.........
Commodity
contract
liabilities......
Other current
liabilities......        6,820                        117     1,700                 987                                    2,812
                      --------       ---------   --------  --------  -------    -------    --------        -------       -------
 Total current
 liabilities.....      402,521                     28,593   184,766   (1,664)    36,054      35,038            324        36,146
                      --------       ---------   --------  --------  -------    -------    --------        -------       -------
Long-term debt...           69
                      --------       ---------   --------  --------  -------    -------    --------        -------       -------
Notes payable to
affiliates.......      158,978                     50,698     1,942    8,134      7,884      54,462         15,465
                      --------       ---------   --------  --------  -------    -------    --------        -------       -------
Deferred credits
and other
liabilities:
Deferred income
taxes............       59,605                     33,773    (1,469)    (169)       240      19,812          3,779         1,295
Investment tax
credits..........
Other............       (3,172)                    (2,322)       (9)                (56)
                      --------       ---------   --------  --------  -------    -------    --------        -------       -------
 Total deferred
 credits and
 other
 liabilities.....       56,433                     31,451    (1,478)    (169)       184      19,812          3,779         1,295
                      --------       ---------   --------  --------  -------    -------    --------        -------       -------
 Total
 liabilities.....      618,001                    110,742   185,230    6,301     44,122     109,312         19,568        37,441
                      --------       ---------   --------  --------  -------    -------    --------        -------       -------
Minority
interest.........          931                                                                                 931
Commitments and
contingencies....
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary
trusts...........
Preferred stock
not subject to
mandatory
redemption.......
Common
shareholders'
equity:
 Common stock....
 Additional paid
 in capital......       72,336       $ (67,159)    98,349     6,202      853        202       5,858             11         2,404
 Retained
 earnings........      127,888         (72,467)   168,676    (1,821)  (6,637)    (4,876)        796          5,520        12,787
 Accumulated
 other
 comprehensive
 income..........
                      --------       ---------   --------  --------  -------    -------    --------        -------       -------
 Total common
 shareholders'
 equity..........      200,224        (139,626)   267,025     4,381   (5,784)    (4,674)      6,654          5,531        15,191
                      --------       ---------   --------  --------  -------    -------    --------        -------       -------
 Total
 liabilities and
 shareholders'
 equity..........     $819,156       $(139,626)  $377,767  $189,611  $   517    $39,448    $115,966        $26,030       $52,632
                      ========       =========   ========  ========  =======    =======    ========        =======       =======
                               Dominion           Phoenix
                               Reserves Dominion  Dominion
                   Great Lakes   Gulf   Reserves   Energy
                   Compression  Coast   Indiana   (Note F)
                   ----------- -------- --------- ---------
 LIABILITIES AND
  SHAREHOLDERS'
     EQUITY
Current
liabilities:
Securities due
within one year..
Short-term debt..
Accounts payable,
trade............    $ 2,568   $   584  $   191   $78,348
Payables to
affiliated
companies........
Accrued interest,
payroll and
taxes............        (68)      305       13       119
Deferred income
taxes-current....
Dividends
declared.........
Commodity
contract
liabilities......
Other current
liabilities......        718                          486
                   ----------- -------- --------- ---------
 Total current
 liabilities.....      3,218       889      204    78,953
                   ----------- -------- --------- ---------
Long-term debt...         69
                   ----------- -------- --------- ---------
Notes payable to
affiliates.......      4,643             14,757       993
                   ----------- -------- --------- ---------
Deferred credits
and other
liabilities:
Deferred income
taxes............        637       157    1,558        (8)
Investment tax
credits..........
Other............                  106     (891)
                   ----------- -------- --------- ---------
 Total deferred
 credits and
 other
 liabilities.....        637       263      667        (8)
                   ----------- -------- --------- ---------
 Total
 liabilities.....      8,567     1,152   15,628    79,938
                   ----------- -------- --------- ---------
Minority
interest.........
Commitments and
contingencies....
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary
trusts...........
Preferred stock
not subject to
mandatory
redemption.......
Common
shareholders'
equity:
 Common stock....
 Additional paid
 in capital......         50    21,937      649     2,980
 Retained
 earnings........      2,588    26,302   (3,423)      443
 Accumulated
 other
 comprehensive
 income..........
                   ----------- -------- --------- ---------
 Total common
 shareholders'
 equity..........      2,638    48,239   (2,774)    3,423
                   ----------- -------- --------- ---------
 Total
 liabilities and
 shareholders'
 equity..........    $11,205   $49,391  $12,854   $83,361
                   =========== ======== ========= =========

                                     D-4-8

                                                                EXHIBIT D-4-1(a)

                            DOMINION RESERVES, INC.

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                                                                                                        Dominion
                        Dominion                                                            Dominion      Gas
                       Reserves,                                                           Appalachian Processing
                          Inc.                              Carthage            Dominion   Development Michigan,
                      Consolidated               Dominion    Energy   Cypress  Appalachian Properties     Inc.    Dominion
                        (Exhibit   Consolidating Reserves,  Services  Energy   Development     LLC      (Exhibit  Midwest
                         D-4-1)       Entries      Inc.       Inc.     Inc.       Inc.      (Note G)   D-4-1(c))   Energy
                      ------------ ------------- ---------  --------  -------  ----------- ----------- ---------- --------
                                                                 (thousands)
Operating revenue
and income:
 Domestic electric
 utility service....
 Other..............    $103,135                 $ 65,145   $   411              $ 1,734     $16,557     $6,721    $   70
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
 Total operating
 revenue and
 income.............     103,135                   65,145       411                1,734      16,557      6,721        70
Expenses:
 Electric fuel and
 purchased energy,
 net................
 Purchased power
 capacity, net......
 Other operation and
 maintenance........      53,366                   27,890     6,118   $ 3,596      2,246       5,393      1,781    (1,325)
 Depreciation,
 depletion and
 amortization.......      42,527                   28,959       479         9        588       7,475      1,619       176
 Taxes, other than
 income.............       4,729                    2,697        76                  194       1,267                  114
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
 Total operating
 expenses...........     100,622                   59,546     6,673     3,605      3,028      14,135      3,400    (1,035)
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
Income from
operations..........       2,513                    5,599    (6,262)   (3,605)    (1,294)      2,422      3,321     1,105
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
Other income and
expense:
 Interest revenue...       3,324                       35        39                    6                     22       856
 Equity in earnings
 of subsidiary
 companies..........         388     $(25,791)     26,125         4                   50
 Interest revenue
 from subsidiary
 companies..........
 Merger-related
 costs..............
 Other, net.........      17,160                    5,528       (15)                  67       1,816                   47
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
 Total other income
 and expense........      20,872      (25,791)     31,688        28                  123       1,816         22       903
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
Income before fixed
charges and income
taxes...............      23,385      (25,791)     37,287    (6,234)   (3,605)    (1,171)      4,238      3,343     2,008
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
Fixed charges:
 Interest charges...       9,505                    3,851         2       418        548       2,950        814
 Distributions--
 preferred
 securities and
 preferred stock....
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
 Total fixed
 charges............       9,505                    3,851         2       418        548       2,950        814
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
Income before
provision for income
taxes, minority
interests and
extraordinary item..      13,880      (25,791)     33,436    (6,236)   (4,023)    (1,719)      1,288      2,529     2,008
 Provision for
 income taxes.......     (11,792)                 (10,065)   (2,046)   (1,408)      (571)     (3,754)       836       766
 Minority
 interests..........         138                                                                            138
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
Income before
extraordinary item..      25,534      (25,791)     43,501    (4,190)   (2,615)    (1,148)      5,042      1,555     1,242
                        --------     --------    --------   -------   -------    -------     -------     ------    ------
Extraordinary item,
net of income
taxes...............
Net income..........    $ 25,534     $(25,791)   $ 43,501   $(4,190)  $(2,615)   $(1,148)    $ 5,042     $1,555    $1,242
                        ========     ========    ========   =======   =======    =======     =======     ======    ======

                                     D-4-9

                                                                EXHIBIT D-4-1(a)

                            DOMINION RESERVES, INC.

                  CONSOLIDATING INCOME STATEMENT--(Continued)

                      For the Year Ended December 31, 1999

                                                    Dominion           Phoenix
                                                    Reserves Dominion  Dominion
                                        Great Lakes   Gulf   Reserves-  Energy
                                        Compression  Coast    Indiana  (Note F)
                                        ----------- -------- --------- --------
                                                      (thousands)
Operating revenue and income:
 Domestic electric utility service....
 Other................................    $6,387    $ 2,679   $ 1,085   $2,346
                                          ------    -------   -------   ------
 Total operating revenue and income...     6,387      2,679     1,085    2,346
Expenses:
 Electric fuel and purchased energy,
 net..................................
 Purchased power capacity, net........
 Other operation and maintenance......     3,592      1,371     1,628    1,076
 Depreciation, depletion and
 amortization.........................       604      1,154       907      557
 Taxes, other than income.............       321                   18       42
                                          ------    -------   -------   ------
 Total operating expenses.............     4,517      2,525     2,553    1,675
                                          ------    -------   -------   ------
Income from operations................     1,870        154    (1,468)     671
                                          ------    -------   -------   ------
Other income and expense:
 Interest revenue.....................         4      2,339                 23
 Equity in earnings of subsidiary
 companies............................
 Interest revenue from subsidiary
 companies............................
 Merger-related costs.................
 Other, net...........................       (32)    10,056      (307)
                                          ------    -------   -------   ------
 Total other income and expense.......       (28)    12,395      (307)      23
                                          ------    -------   -------   ------
Income before fixed charges and income
taxes.................................     1,842     12,549    (1,775)     694
Fixed charges:
 Interest charges.....................       223                  668       31
 Distributions--preferred securities
 and preferred stock
                                          ------    -------   -------   ------
 Total fixed charges..................       223                  668       31
Income before provision for income
taxes, minority interests and
extraordinary item....................     1,619     12,549    (2,443)     663
 Provision for income taxes...........       636      4,392      (851)     273
 Minority interests...................
                                          ------    -------   -------   ------
Income before extraordinary item......       983      8,157    (1,592)     390
                                          ------    -------   -------   ------
Extraordinary item, net of income
taxes.................................
Net income............................    $  983    $ 8,157   $(1,592)  $  390
                                          ======    =======   =======   ======

                                     D-4-10

                                                                Exhibit D-4-1(b)

                             DOMINION ENERGY CANADA

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                                 Dominion
                               Energy Canada
                                  Limited                                Domcan
                               Consolidated                   Domcan    Boundary
                               (Exhibit D-4- Consolidating East Alberta  Corp.
                                    1)          Entries        Ltd.     (Note H)
                               ------------- ------------- ------------ --------
                                                  (thousands)
           ASSETS
Current assets:
Cash and cash equivalents....    $  6,398                    $  2,606   $  3,792
Accounts receivable:
 Customers, less allowance...
 Other.......................      14,738       $(7,005)       12,026      9,716
Receivables from affiliated
 companies...................
Materials and supplies, at
 average cost or less:
 Plant and general...........       3,922                       1,740      2,182
 Fossil fuel.................
Deferred income taxes--
 current.....................
Mortgage loans in warehouse..
Commodity contract assets....
Finance receivables held for
 sale........................
Prepayments and other current
 assets......................       1,528                       1,528
                                 --------       -------      --------   --------
 Total current assets........      26,586        (7,005)       17,900     15,690
                                 --------       -------      --------   --------
Investments:
Loans receivable, net........
Available for sale
 securities..................
Nuclear decommissioning trust
 funds.......................
Investments in real estate...
Stocks of subsidiary
 companies, at equity........      14,623                      14,623
Notes of subsidiary
 companies...................
Other........................          25                          25
                                 --------       -------      --------   --------
 Total investments...........      14,648                      14,648
                                 --------       -------      --------   --------
Property, plant and
 equipment:
Utility plant................
Exploration and production
 properties..................     515,690                     223,106    292,584
Other-non-utility............       2,986                       2,986
Acquisition adjustment.......
                                 --------       -------      --------   --------
 Total property, plant and
  equipment..................     518,676                     226,092    292,584
Less accumulated
 depreciation, depletion and
 amortization................      35,414                      22,849     12,564
                                 --------       -------      --------   --------
 Net property, plant and
  equipment..................     483,262                     203,243    280,020
Deferred charges and other
 assets:
Regulatory assets, net.......
Goodwill, net................       2,053                       2,053
Prepaid pension costs........
Other investments............
Other........................
                                 --------       -------      --------   --------
 Total deferred charges and
  other assets...............       2,053                       2,053
                                 --------       -------      --------   --------
 Total assets................    $526,549       $(7,005)     $237,844   $295,710
                                 ========       =======      ========   ========

                                     D-4-11

                                                                Exhibit D-4-1(b)

                             DOMINION ENERGY CANADA

                    CONSOLIDATING BALANCE SHEET--(Continued)

                            As of December 31, 1999

                                   Dominion
                                 Energy Canada
                                    Limited                   Domcan    Domcan
                                 Consolidated                  East    Boundary
                                 (Exhibit D-4- Consolidating Alberta    Corp.
                                      1)          Entries      Ltd.    (Note H)
                                 ------------- ------------- --------  --------
                                                  (thousands)
 LIABILITIES AND SHAREHOLDERS'
             EQUITY
Current liabilities:
Securities due within one
 year..........................
Short-term debt................
Accounts payable, trade........    $ 23,646       $(7,005)   $  1,302  $ 29,348
Payables to affiliated
 companies.....................
Accrued interest, payroll and
 taxes.........................       1,570                     1,570
Deferred income taxes--
 current.......................
Dividends declared.............
Commodity contract
 liabilities...................
Other current liabilities......      10,393                    10,393
                                   --------       -------    --------  --------
 Total current liabilities.....      35,609        (7,005)     13,265    29,348
Long-term debt.................     380,882                   169,046   228,146
Notes payable to affiliates....      16,310
Deferred credits and other
 liabilities:
Deferred income taxes..........      (1,828)                   40,674   (42,502)
Investment tax credits.........
Other..........................       2,586                     1,717       869
                                   --------       -------    --------  --------
 Total deferred credits and
  other liabilities............         758                    42,391   (41,633)
                                   --------       -------    --------  --------
 Total liabilities.............     433,559        (7,005)    224,702   215,861
                                   --------
Minority interest..............
Commitments and contingencies..
Obligated mandatorily
 redeemable preferred
 securities of subsidiary
 trusts........................
Preferred stock not subject to
 mandatory redemption..........
Common shareholders' equity:
Common stock...................
Additional paid in capital.....      92,207                    14,521    77,686
Retained earnings..............       4,015                       327     3,688
Accumulated other comprehensive
 income........................      (3,232)                   (1,706)   (1,525)
                                   --------       -------    --------  --------
 Total common shareholders'
  equity.......................      92,990                    13,142    79,849
                                   --------       -------    --------  --------
 Total liabilities and
  shareholders' equity.........    $526,549       $(7,005)   $237,844  $295,710
                                   ========       =======    ========  ========

                                     D-4-12

                                                                EXHIBIT D-4-1(b)

                             DOMINION ENERGY CANADA

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                               Dominion
                             Energy Canada
                                Limited                                Domcan
                             Consolidated                   Domcan    Boundary
                               (Exhibit    Consolidating East Alberta   Corp.
                                D-4-1)        Entries        Ltd.      (Note H)
                             ------------- ------------- ------------ ---------
                                                (thousands)
Operating revenue and
 income:
  Domestic electric utility
   service..................
  Other.....................    $96,606                    $42,109     $54,497
                                -------         ---        -------     -------
    Total operating revenue
     and income.............     96,606                     42,109      54,497
                                -------         ---        -------     -------
Expenses:
  Electric fuel and
   purchased energy, net....
  Purchased power capacity,
   net......................
  Other operation and
   maintenance..............     38,496                     12,634      25,862
  Depreciation, depletion
   and amortization.........     30,522                     16,905      13,617
  Taxes, other than income..      2,399                      1,875         524
                                -------         ---        -------     -------
    Total operating
     expenses...............     71,417                     31,414      40,003
                                -------         ---        -------     -------
Income from operations......     25,189                     10,695      14,494
                                -------         ---        -------     -------
Other income and expense:
  Interest revenue..........        136                        125          11
  Equity in earnings of
   subsidiary companies.....
  Interest revenue from
   subsidiary companies.....
  Merger--related costs.....
  Other, net................      4,633                       (112)      4,745
                                -------         ---        -------     -------
    Total other income and
     expense................      4,769                         13       4,756
                                -------         ---        -------     -------
Income before fixed charges
 and income taxes...........     29,958                     10,708      19,250
                                -------         ---        -------     -------
Fixed charges:
  Interest charges..........     19,304                      8,608      10,696
  Distributions--preferred
   securities and preferred
   stock....................
                                -------         ---        -------     -------
    Total fixed charges.....     19,304                      8,608      10,696
                                -------         ---        -------     -------
Income before provision for
 income taxes, minority
 interests and extraordinary
 item.......................     10,654                      2,100       8,554
  Provision for income
   taxes....................      5,468                        602       4,866
  Minority interests........
                                -------         ---        -------     -------
Income before extraordinary
 item.......................      5,186                      1,498       3,688
                                -------         ---        -------     -------
Extraordinary item, net of
 income taxes...............
Net income..................    $ 5,186                    $ 1,498     $ 3,688
                                =======         ===        =======     =======

                                     D-4-13

                                                                Exhibit D-4-1(c)

                     DOMINION GAS PROCESSING MICHIGAN, INC.

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                             Dominion Gas                   Dominion
                              Processing                      Gas               Wilderness
                            Michigan, Inc.                 Processing Frederic    Energy
                             Consolidated    Consolidating Michigan,  HOF, LP  Services, LP
                          (Exhibit D-4-1(a))    Entries       Inc.    (Note I)   (Note J)
                          ------------------ ------------- ---------- -------- ------------
                                                     (thousands)
         ASSETS
Current assets:
Cash and cash
 equivalents............       $   188         $   (566)              $   188    $   566
Accounts receivable:
  Customers, less
   allowance............
  Other.................         3,175             (764)    $ 1,945     1,230        764
Receivables from
 affiliated companies...
Materials and supplies,
 at average cost or
 less:
  Plant and general.....
  Fossil fuel...........
Deferred income taxes--
 current................
Mortgage loans in
 warehouse..............
Commodity contract
 assets.................
Finance receivables held
 for sale...............
Prepayments and other
 current assets.........            24                                     24
                               -------         --------     -------   -------    -------
    Total current
     assets.............         3,387           (1,330)      1,945     1,442      1,330
Investments:
Loans receivable, net...
Available for sale
 securities.............
Nuclear decommissioning
 trust funds............
Investments in real
 estate.................
Stocks of subsidiary
 companies, at equity...         8,430          (14,595)     23,025
Notes of subsidiary
 companies..............
Other...................
                               -------         --------     -------   -------    -------
    Total investments...         8,430          (14,595)     23,025
Property, plant and
 equipment:
Utility plant...........
Exploration and
 production properties..
Other--non-utility......        27,330          (15,043)               27,330     15,043
Acquisition adjustment..
                               -------         --------     -------   -------    -------
    Total property,
     plant and
     equipment..........        27,330          (15,043)               27,330     15,043
Less accumulated
 depreciation, depletion
 and amortization.......        13,117           (4,709)               13,117      4,709
                               -------         --------     -------   -------    -------
    Net property, plant
     and equipment......        14,213          (10,334)               14,213     10,334
Deferred charges and
 other assets:
Regulatory assets, net..
Goodwill, net...........
Prepaid pension costs...
Other investments.......
Other...................
    Total deferred
     charges and other
     assets.............
                               -------         --------     -------   -------    -------
    Total assets........       $26,030         $(26,259)    $24,970   $15,655    $11,664
                               =======         ========     =======   =======    =======

                                     D-4-14

                                                                Exhibit D-4-1(c)

                     DOMINION GAS PROCESSING MICHIGAN, INC.

                    CONSOLIDATING BALANCE SHEET--(Continued)

                            As of December 31, 1999

                             Dominion Gas
                              Processing                                            Wilderness
                            Michigan, Inc                   Dominion Gas  Frederic    Energy
                             Consolidated    Consolidating   Processing   HOF, LP  Services, LP
                          (Exhibit D-4-1(a))    Entries    Michigan, Inc. (Note I)   (Note J)
                          ------------------ ------------- -------------- -------- ------------
                                                       (thousands)
LIABILITIES AND
 SHAREHOLDERS' EQUITY
Current liabilities:
Securities due within
 one year...............
Short-term debt.........
Accounts payable,
 trade..................       $   333                        $   204     $   129
Payables to affiliated
 companies..............
Accrued interest,
 payroll and taxes......            (9)                            (9)
Deferred income taxes-
 current................
Dividends declared......
Commodity contract
 liabilities............
Other current
 liabilities............
                               -------         --------       -------     -------    -------
    Total current
     liabilities........           324                            195         129
                               -------         --------       -------     -------    -------
Long-term debt..........        15,465                         15,465
                               -------         --------       -------     -------    -------
Notes payable to
 affiliates.............
Deferred credits and
 other liabilities:
Deferred income taxes...         3,779                          3,779
Investment tax credits..
Other...................
                               -------         --------       -------     -------    -------
    Total deferred
     credits and other
     liabilities........         3,779                          3,779
                               -------         --------       -------     -------    -------
    Total liabilities...        19,568                         19,439         129
                               -------         --------       -------     -------    -------
Minority interest.......           931         $    931
Commitments and
 contingencies..........
Obligated mandatorily
 redeemable preferred
 securities of
 subsidiary trusts......
Preferred stock not
 subject to mandatory
 redemption.............
Common shareholders'
 equity:
  Common stock..........
  Additional paid in
   capital..............            11          (13,218)           11      13,218
  Retained earnings.....         5,520          (13,972)        5,520       2,308    $11,664
  Accumulated other
   comprehensive
   income...............
                               -------         --------       -------     -------    -------
    Total common
     shareholders'
     equity.............         5,531          (27,190)        5,531      15,526     11,664
                               -------         --------       -------     -------    -------
    Total liabilities
     and shareholders'
     equity.............       $26,030         $(26,259)      $24,970     $15,655    $11,664
                               =======         ========       =======     =======    =======

                                     D-4-15

                                                                EXHIBIT D-4-1(c)

                     DOMINION GAS PROCESSING MICHIGAN, INC.

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                             Dominion Gas
                              Processing                                            Wilderness
                            Michigan, Inc.                  Dominion Gas  Frederic    Energy
                             Consolidated    Consolidating   Processing   HOF, LP  Services, LP
                          (Exhibit D-4-1(a))    Entries    Michigan, Inc. (Note I)   (Note J)
                          ------------------ ------------- -------------- -------- ------------
                                                       (thousands)
Operating revenue and
 income:
 Domestic electric
  utility service.......
 Other..................        $6,721          $(3,409)       $1,040      $5,682     $3,409
                                ------          -------        ------      ------     ------
 Total operating revenue
  and income............         6,721           (3,409)        1,040       5,682      3,409
                                ------          -------        ------      ------     ------
Expenses:
 Electric fuel and
  purchased energy,
  net...................
 Purchased power
  capacity, net.........
 Other operation and
  maintenance...........         1,781             (632)            4       1,777        632
 Depreciation, depletion
  and amortization......         1,619             (898)                    1,619        898
 Taxes, other than
  income................
                                ------          -------        ------      ------     ------
 Total operating
  expenses..............         3,400           (1,530)            4       3,396      1,530
                                ------          -------        ------      ------     ------
Income from operations..         3,321           (1,879)        1,036       2,286      1,879
                                ------          -------        ------      ------     ------
Other income and
 expense:
 Interest revenue.......            22                                         22
 Equity in earnings of
  subsidiary companies..
 Interest revenue from
  subsidiary companies..
 Merger-related costs...
 Other, net.............                              9                                   (9)
                                ------          -------        ------      ------     ------
 Total other income and
  expense...............            22                9                        22         (9)
                                ------          -------        ------      ------     ------
Income before fixed
 charges and income
 taxes..................         3,343           (1,870)        1,036       2,308      1,870
                                ------          -------        ------      ------     ------
Fixed charges:
 Interest charges.......           814                            814
 Distributions--
  preferred securities
  and preferred stock...
                                ------          -------        ------      ------     ------
 Total fixed charges....           814                            814
                                ------          -------        ------      ------     ------
Income before provision
 for income taxes,
 minority interests and
 extraordinary item.....         2,529           (1,870)          222       2,308      1,870
 Provision for income
  taxes.................           836                            836
 Minority interests.....           138             (138)
                                ------          -------        ------      ------     ------
Income before
 extraordinary item.....         1,555           (2,008)         (615)      2,308      1,870
Extraordinary item, net
 of income taxes........
                                ------          -------        ------      ------     ------
Net income..............        $1,555          $(2,008)       $ (615)     $2,308     $1,870
                                ======          =======        ======      ======     ======

                                     D-4-16

                                                                   EXHIBIT D-4-2
                DOMINION ENERGY, INC.--DOMESTIC POWER GENERATION

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                                                                    Dominion
                                                                     Cogen
                       Domestic                                     WVA Inc.  Dominion                           Dominion
                         Power                             Dominion (Exhibit Elwood Inc. Dominion                 Energy
                      Generation                            Cogen     D-4-    (Exhibit    Elwood     Dominion    Services
                     Consolidated  Consolidating Dominion  NY Inc.   2(a))    D-4-2(b))  Services, Kincaid, Inc. Company,
                     (Exhibit D-4)    Entries    Cogen Inc (Note K) (Note L)  (Note M)      Inc      (Note N)      Inc.
                     ------------- ------------- --------- -------- -------- ----------- --------- ------------- --------
                                                                        (thousands)
      ASSETS
Current assets:
Cash and cash
equivalents........    $     12                                                                      $     10    $     2
Accounts
receivable:
 Customers, less
 allowance.........
 Other.............      49,488       $(2,119)    $   300    $600   $ 1,469   $    700     $658         8,815     10,070
Receivables from
affiliated
companies..........
Materials and
supplies, at
average cost or
less:
 Plant and
 general...........       3,311                                                                         3,311
 Fossil fuel.......
Deferred income
taxes--current.....
Mortgage loans in
warehouse..........
Commodity contract
assets.............
Finance receivables
held for sale......
Prepayments and
other current
assets.............       1,636                                         692                               496        448
                       --------       -------     -------    ----   -------   --------     ----      --------    -------
 Total current
 assets............      54,447        (2,119)        300     600     2,161        700      658        12,632     10,520
                       --------       -------     -------    ----   -------   --------     ----      --------    -------
Investments:
Loans receivable,
net................
Available for sale
securities.........
Nuclear
decommissioning
trust funds........
Investments in real
estate.............
Stocks of
subsidiary
companies, at
equity.............     110,346                                      10,584     99,762
Notes of subsidiary
companies..........
Other..............      95,304                    66,420            17,526                            11,358
                       --------       -------     -------    ----   -------   --------     ----      --------    -------
 Total
 investments.......     205,650                    66,420            28,110     99,762                 11,358
                       --------       -------     -------    ----   -------   --------     ----      --------    -------
Property, plant and
equipment:
Utility plant......
Exploration and
production
properties.........
Other--non-
utility............     356,299                                                                       356,299
Acquisition
adjustment.........
                       --------       -------     -------    ----   -------   --------     ----      --------    -------
 Total property,
 plant and
 equipment.........     356,299                                                                       356,299
                       --------       -------     -------    ----   -------   --------     ----      --------    -------
Less accumulated
depreciation,
depletion and
amortization.......      13,846                                                                        13,846
                       --------       -------     -------    ----   -------   --------     ----      --------    -------
 Net property,
 plant and
 equipment.........     342,453                                                                       342,453
Deferred charges
and other assets:
Regulatory assets,
net................
Goodwill, net......
Prepaid pension
costs..............
Other investments..
Other..............
                       --------       -------     -------    ----   -------   --------     ----      --------    -------
 Total deferred
 charges and other
 assets............
                       --------       -------     -------    ----   -------   --------     ----      --------    -------
   Total assets....    $602,550       $(2,119)    $66,720    $600   $30,271   $100,462     $658      $366,443    $10,520
                       ========       =======     =======    ====   =======   ========     ====      ========    =======
                       Dominion
                        Energy
                     Construction
                       Co, Inc.
                     ------------
      ASSETS
Current assets:
Cash and cash
equivalents........
Accounts
receivable:
 Customers, less
 allowance.........
 Other.............    $28,995
Receivables from
affiliated
companies..........
Materials and
supplies, at
average cost or
less:
 Plant and
 general...........
 Fossil fuel.......
Deferred income
taxes--current.....
Mortgage loans in
warehouse..........
Commodity contract
assets.............
Finance receivables
held for sale......
Prepayments and
other current
assets.............
                     ------------
 Total current
 assets............     28,995
                     ------------
Investments:
Loans receivable,
net................
Available for sale
securities.........
Nuclear
decommissioning
trust funds........
Investments in real
estate.............
Stocks of
subsidiary
companies, at
equity.............
Notes of subsidiary
companies..........
Other..............
                     ------------
 Total
 investments.......
                     ------------
Property, plant and
equipment:
Utility plant......
Exploration and
production
properties.........
Other--non-
utility............
Acquisition
adjustment.........
                     ------------
 Total property,
 plant and
 equipment.........
                     ------------
Less accumulated
depreciation,
depletion and
amortization.......
                     ------------
 Net property,
 plant and
 equipment.........
Deferred charges
and other assets:
Regulatory assets,
net................
Goodwill, net......
Prepaid pension
costs..............
Other investments..
Other..............
                     ------------
 Total deferred
 charges and other
 assets............
                     ------------
   Total assets....    $28,995
                     ============

                                     D-4-17

                                                                   EXHIBIT D-4-2
                DOMINION ENERGY, INC.--DOMESTIC POWER GENERATION

                    CONSOLIDATING BALANCE SHEET--(CONTINUED)

                            As of December 31, 1999

                                                                     Dominion
                                                                      Cogen
                       Domestic                                      WVA Inc.   Dominion                           Dominion
                         Power                              Dominion (Exhibit  Elwood Inc. Dominion                 Energy
                      Generation                             Cogen     D-4-     (Exhibit    Elwood     Dominion    Services
                     Consolidated  Consolidating  Dominion  NY Inc.   2(a))     D-4-2(b))  Services, Kincaid, Inc. Company,
                     (Exhibit D-4)    Entries    Cogen Inc. (Note K) (Note L)   (Note M)     Inc.      (Note N)      Inc.
                     ------------- ------------- ---------- -------- --------  ----------- --------- ------------- --------
                                                                        (thousands)
  LIABILITIES AND
   SHAREHOLDERS'
      EQUITY
Current
liabilities:
 Securities due
 within one year...    $  6,213                                                                        $  6,213
 Short-term debt...
 Accounts payable,
 trade.............      47,088       $(2,119)    $ 2,400    $ 781              $  3,900     $433        12,114    $ 3,940
 Payables to
 affiliated
 companies.........
 Accrued interest,
 payroll and
 taxes.............       5,255                       477     (115)  $   289       1,071       67         3,404         62
 Deferred income
 taxes--current....
 Dividends
 declared..........
 Commodity contract
 liabilities.......
 Other current
 liabilities.......       8,304                                                                38           612      2,656
                       --------       -------     -------    -----   -------    --------     ----      --------    -------
 Total current
 liabilities.......      66,860        (2,119)      2,877      666       289       4,971      538        22,343      6,658
                       --------       -------     -------    -----   -------    --------     ----      --------    -------
Long-term debt.....     258,787                                                                         258,787
                       --------       -------     -------    -----   -------    --------     ----      --------    -------
Notes payable to
affiliates.........      (1,223)                                                                          3,125     (2,706)
                       --------       -------     -------    -----   -------    --------     ----      --------    -------
Deferred credits
and other
liabilities:
 Deferred income
 taxes.............      19,480                       (52)     285    12,739         638      (12)        6,157       (275)
 Investment tax
 credits...........
 Other.............      (7,401)                                      (2,071)                            (6,803)     1,473
                       --------       -------     -------    -----   -------    --------     ----      --------    -------
 Total deferred
 credits and other
 liabilities.......      12,079                       (52)     285    10,668         638      (12)         (646)     1,198
                       --------       -------     -------    -----   -------    --------     ----      --------    -------
   Total
   liabilities.....     336,503        (2,119)      2,825      951    10,957       5,609      526       283,609      5,150
                       --------       -------     -------    -----   -------    --------     ----      --------    -------
Minority interest..         976                                                                             976
Commitments and
contingencies......
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary trusts..
Preferred stock not
subject to
mandatory
redemption.........
Common
shareholders'
equity:
 Common stock......      35,003                    35,000        1         1                                             1
 Additional paid in
 capital...........     167,174                     1,723     (311)   21,997      87,336                 56,429
 Retained
 earnings..........      62,894                    27,172      (41)   (2,684)      7,517      132        25,429      5,369
 Accumulated other
 comprehensive
 income............
                       --------       -------     -------    -----   -------    --------     ----      --------    -------
 Total common
 shareholders'
 equity............     265,071                    63,895     (351)   19,314      94,853      132        81,858      5,370
                       --------       -------     -------    -----   -------    --------     ----      --------    -------
   Total
   liabilities and
   shareholders'
   equity..........    $602,550       $(2,119)    $66,720    $ 600   $30,271    $100,462     $658      $366,443    $10,520
                       ========       =======     =======    =====   =======    ========     ====      ========    =======
                       Dominion
                        Energy
                     Construction
                       Co, Inc.
                     ------------
  LIABILITIES AND
   SHAREHOLDERS'
      EQUITY
Current
liabilities:
 Securities due
 within one year...
 Short-term debt...
 Accounts payable,
 trade.............    $25,639
 Payables to
 affiliated
 companies.........
 Accrued interest,
 payroll and
 taxes.............
 Deferred income
 taxes--current....
 Dividends
 declared..........
 Commodity contract
 liabilities.......
 Other current
 liabilities.......      4,998
                     ------------
 Total current
 liabilities.......     30,637
                     ------------
Long-term debt.....
                     ------------
Notes payable to
affiliates.........     (1,642)
                     ------------
Deferred credits
and other
liabilities:
 Deferred income
 taxes.............
 Investment tax
 credits...........
 Other.............
                     ------------
 Total deferred
 credits and other
 liabilities.......
                     ------------
   Total
   liabilities.....     28,995
                     ------------
Minority interest..
Commitments and
contingencies......
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary trusts..
Preferred stock not
subject to
mandatory
redemption.........
Common
shareholders'
equity:
 Common stock......
 Additional paid in
 capital...........
 Retained
 earnings..........
 Accumulated other
 comprehensive
 income............
                     ------------
 Total common
 shareholders'
 equity............
                     ------------
   Total
   liabilities and
   shareholders'
   equity..........    $28,995
                     ============

                                     D-4-18

                                                                   EXHIBIT D-4-2

                 DOMINION ENERGY, INC-DOMESTIC POWER GENERATION

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                                                                   Dominion
                                                                    Cogen
                     Domestic                                      WVA Inc.  Dominion                           Dominion
                       Power                              Dominion (Exhibit Elwood Inc. Dominion                 Energy
                    Generation                             Cogen     D-4-    (Exhibit    Elwood     Dominion    Services
                   Consolidated  Consolidating  Dominion  NY Inc.   2(a))    D-4-2(b))  Services, Kincaid, Inc. Company,
                   (Exhibit D-4)    Entries    Cogen Inc. (Note K) (Note L)  (Note M)     Inc.      (Note N)      Inc.
                   ------------- ------------- ---------- -------- -------- ----------- --------- ------------- --------
                                                                      (thousands)
Operating revenue
and income:
 Domestic
 electric utility
 service
 Other...........     $92,368                               $93     $  (79)   $12,426     $238       $74,249     $5,441
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
 Total operating
 revenue and
 income..........      92,368                                93        (79)    12,426      238        74,249      5,441
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
Expenses:
 Electric fuel
 and purchased
 energy, net.....
 Purchased power
 capacity, net...
 Other operation
 and
 maintenance.....      29,472                                                               25        29,580      1,889
 Depreciation,
 depletion and
 amortization....       9,764                                           74                             9,690
 Taxes, other
 than income.....       3,496                                                               26           565        883
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
 Total operating
 expenses........      42,732                                           74                  51        39,835      2,772
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
Income from
operations.......      49,636                                93       (153)    12,426      187        34,414      2,669
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
Other income and
expense:
 Interest
 revenue.........       6,629                    $4,812                939                               588        290
 Equity in
 earnings of
 subsidiary
 companies.......
 Interest revenue
 from subsidiary
 companies.......
 Merger-related
 costs...........
 Other, net......         194                                                                            194
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
 Total other
 income and
 expense.........       6,823                     4,812                939                               782        290
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
Income before
fixed charges and
income taxes.....      56,459                     4,812      93        786     12,426      187        35,196      2,959
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
Fixed charges:
 Interest
 charges.........      15,348                                10                                       15,402        (64)
 Distributions--
 preferred
 securities and
 preferred
 stock...........
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
 Total fixed
 charges.........      15,348                                10                                       15,402        (64)
Income before
provision for
income taxes,
minority
interests and
extraordinary
item.............      41,111                     4,812      83        786     12,426      187        19,794      3,023
 Provision for
 income taxes....      15,200                     1,684      29       (316)     4,909       55         7,778      1,061
 Minority
 interests.......         198                                                                            198
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
Income before
extraordinary
item.............      25,713                     3,128      54      1,102      7,517      132        11,818      1,962
Extraordinary
item, net of
income taxes.....
                      -------         ---        ------     ---     ------    -------     ----       -------     ------
Net income.......     $25,713                    $3,128     $54     $1,102    $ 7,517     $132       $11,818     $1,962
                      =======         ===        ======     ===     ======    =======     ====       =======     ======
                     Dominion
                      Energy
                   Construction
                     Co, Inc.
                   ------------
Operating revenue
and income:
 Domestic
 electric utility
 service
 Other...........
                   ------------
 Total operating
 revenue and
 income..........
                   ------------
Expenses:
 Electric fuel
 and purchased
 energy, net.....
 Purchased power
 capacity, net...
 Other operation
 and
 maintenance.....    $(2,022)
 Depreciation,
 depletion and
 amortization....
 Taxes, other
 than income.....      2,022
                   ------------
 Total operating
 expenses........
                   ------------
Income from
operations.......
                   ------------
Other income and
expense:
 Interest
 revenue.........
 Equity in
 earnings of
 subsidiary
 companies.......
 Interest revenue
 from subsidiary
 companies.......
 Merger-related
 costs...........
 Other, net......
                   ------------
 Total other
 income and
 expense.........
                   ------------
Income before
fixed charges and
income taxes.....
                   ------------
Fixed charges:
 Interest
 charges.........
 Distributions--
 preferred
 securities and
 preferred
 stock...........
                   ------------
 Total fixed
 charges.........
Income before
provision for
income taxes,
minority
interests and
extraordinary
item.............
 Provision for
 income taxes....
 Minority
 interests.......
                   ------------
Income before
extraordinary
item.............
Extraordinary
item, net of
income taxes.....
                   ------------
Net income.......    $
                   ============

                                     D-4-19

                                                                EXHIBIT D-4-2(a)

                            DOMINION COGEN WVA, INC.

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                                 Dominion
                              Cogen WVA Inc.                Dominion Morgantown
                               Consolidated   Consolidating  Cogen     Energy
                              (Exhibit D-4-2)    Entries    WVA, Inc. Associates
                              --------------- ------------- -------- ----------
                                                 (thousands)
           ASSETS
Current assets:
  Cash and cash
   equivalents..............                    $ (15,517)            $ 15,517
Accounts receivable:
  Customers, less
   allowance................
  Other.....................      $ 1,469          (2,525)  $ 1,469      2,525
Receivables from affiliated
 companies..................
Materials and supplies, at
 average cost or less:
  Plant and general.........                       (1,856)               1,856
  Fossil fuel...............
Deferred income taxes--
 current....................
Mortgage loans in
 warehouse..................
Commodity contract assets...
Finance receivables held for
 sale.......................
Prepayments and other
 current assets.............          692            (389)      692        389
                                  -------       ---------   -------   --------
    Total current assets....        2,161         (20,287)    2,161     20,287
                                  -------       ---------   -------   --------
Investments:
Loans receivable, net.......
Available for sale
 securities.................
Nuclear decommissioning
 trust funds................
Investments in real estate..
Stocks of subsidiary
 companies, at equity.......       10,584                    10,584
Notes of subsidiary
 companies..................
Other.......................       17,526                    17,526
                                  -------       ---------   -------   --------
    Total investments.......       28,110                    28,110
                                  -------       ---------   -------   --------
Property, plant and
 equipment:
Utility plant...............
Exploration and production
 properties.................
Other--non-utility..........                     (168,804)             168,804
Acquisition adjustment......
                                  -------       ---------   -------   --------
    Total property, plant
     and equipment..........                     (168,804)             168,804
                                  -------       ---------   -------   --------
Less accumulated
 depreciation, depletion and
 amortization...............                      (34,223)              34,223
                                  -------       ---------   -------   --------
    Net property, plant and
     equipment..............                     (134,581)             134,581
Deferred charges and other
 assets:
  Regulatory assets, net....
  Goodwill, net.............
  Prepaid pension costs.....
  Other investments.........
  Other.....................
                                  -------       ---------   -------   --------
    Total deferred charges
     and other assets.......
                                  -------       ---------   -------   --------
      Total assets..........      $30,271       $(154,868)  $30,271   $154,868
                                  =======       =========   =======   ========

                                     D-4-20

                                                                EXHIBIT D-4-2(a)

                            DOMINION COGEN WVA, INC.

                    CONSOLIDATING BALANCE SHEET--(Continued)

                            As of December 31, 1999

                                  Dominion
                               Cogen WVA Inc.                Dominion  Morgantown
                                Consolidated   Consolidating  Cogen      Energy
                               (Exhibit D-4-2)    Entries    WVA Inc.  Associates
                               --------------- ------------- --------  ----------
                                                  (thousands)
LIABILITIES AND SHAREHOLDERS'
            EQUITY
Current liabilities:
  Securities due within one
   year......................                    $  (4,531)             $  4,531
  Short-term debt............
  Accounts payable, trade....                       (6,101)                6,101
  Payables to affiliated
   companies.................
  Accrued interest, payroll
   and taxes.................      $   289          (3,339)  $   289       3,339
  Deferred income taxes--
   current...................
  Dividends declared.........
  Commodity contract
   liabilities...............
  Other current liabilities..                       (1,280)                1,280
                                   -------       ---------   -------    --------
    Total current
     liabilities.............          289         (15,251)      289      15,251
                                   -------       ---------   -------    --------
Long-term debt...............                     (119,738)              119,738
                                   -------       ---------   -------    --------
Notes payable to affiliates..                         (638)                  638
                                   -------       ---------   -------    --------
Deferred credits and other
 liabilities:
  Deferred income taxes......       12,739                    12,739
  Investment tax credits.....
  Other......................       (2,071)          1,028    (2,071)     (1,028)
                                   -------       ---------   -------    --------
    Total deferred credits
     and other liabilities...       10,668           1,028    10,668      (1,028)
                                   -------       ---------   -------    --------
    Total liabilities........       10,957        (134,599)   10,957     134,599
                                   -------       ---------   -------    --------
Minority interest............
Commitments and
 contingencies...............
Obligated mandatorily
 redeemable preferred
 securities of subsidiary
 trusts......................
Preferred stock not subject
 to mandatory redemption.....
Common shareholders' equity:
  Common stock...............            1                         1
  Additional paid in
   capital...................       21,997         (20,269)   21,997      20,269
  Retained earnings..........       (2,684)                   (2,684)
  Accumulated other
   comprehensive income......
                                   -------       ---------   -------    --------
    Total common
     shareholders' equity....       19,314         (20,269)   19,314      20,269
                                   -------       ---------   -------    --------
      Total liabilities and
       shareholders' equity..      $30,271       $(154,868)  $30,271    $154,868
                                   =======       =========   =======    ========

                                     D-4-21

                                                                EXHIBIT D-4-2(a)

                            DOMINION COGEN WVA, INC.

                         CONSOLIDATING INCOME STATEMENT

                      For The Year Ended December 31, 1999

                             Dominion
                          Cogen WVA Inc.
                           Consolidated                                Morgantown
                          (Exhibit D-4-  Consolidating    Dominion       Energy
                                2)          Entries    Cogen WVA, Inc. Associates
                          -------------- ------------- --------------- ----------
                                                (thousands)
Operating revenue and
 income:
  Domestic electric
   utility service......
  Other.................      $  (79)      $(29,321)       $  (79)      $29,321
                              ------       --------        ------       -------
    Total operating rev-
     enue and income....         (79)       (29,321)          (79)       29,321
                              ------       --------        ------       -------
Expenses:
  Electric fuel and
   purchased energy,
   net..................                     (5,293)                      5,293
  Purchased power
   capacity, net........
  Other operation and
   maintenance..........                    (10,246)                     10,246
  Depreciation,
   depletion and
   amortization.........          74                           74
  Taxes, other than
   income...............
                              ------       --------        ------       -------
    Total operating
     expenses...........          74        (15,539)           74        15,539
                              ------       --------        ------       -------
Income from operations..        (153)       (13,782)         (153)       13,782
                              ------       --------        ------       -------
Other income and
 expense:
  Interest revenue......         939           (634)          939           634
  Equity in earnings of
   subsidiary
   companies............
  Interest revenue from
   subsidiary
   companies............
  Merger-related costs..
  Other, net............                      4,924                      (4,924)
                              ------       --------        ------       -------
    Total other income
     and expense........         939          4,290           939        (4,290)
                              ------       --------        ------       -------
Income before fixed
 charges and income
 taxes..................         786         (9,492)          786         9,492
                              ------       --------        ------       -------
Fixed charges:
  Interest charges......                      9,523                      (9,523)
  Distributions--
   preferred securities
   and preferred stock..
                              ------       --------        ------       -------
    Total fixed
     charges............                      9,523                      (9,523)
                              ------       --------        ------       -------
Income before provision
 for income taxes,
 minority interests and
 extraordinary item.....         786             31           786           (31)
  Provision for income
   taxes................        (316)                        (316)
  Minority interests....
                              ------       --------        ------       -------
Income before
 extraordinary item.....       1,102             31         1,102           (31)
Extraordinary item, net
 of income taxes........
                              ------       --------        ------       -------
Net income..............      $1,102       $     31        $1,102       $   (31)
                              ======       ========        ======       =======

                                     D-4-22

                                                                EXHIBIT D-4-2(b)

                             DOMINION ELWOOD, INC.

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                             Dominion
                            Elwood Inc
                           Consolidated   Consolidating  Dominion     Elwood
                          (Exhibit D-4-2)    Entries    Elwood, Inc Energy, LLC
                          --------------- ------------- ----------- -----------
                                               (thousands)
         ASSETS
Current assets:
 Cash and cash
  equivalents...........                    $    (110)               $     110
Accounts receivable:
 Customers, less
  allowance.............
 Other..................     $    700         (12,498)   $    700       12,498
Receivables from
 affiliated companies...
Materials and supplies,
 at average cost or
 less:
 Plant and general......
 Fossil fuel............
 Deferred income taxes--
  current...............
 Mortgage loans in
  warehouse.............
 Commodity contract
  assets................
 Finance receivables
  held for sale.........
 Prepayments and other
  current assets........                       (1,638)                   1,638
                             --------       ---------    --------    ---------
 Total current assets...          700         (14,246)        700       14,246
                             --------       ---------    --------    ---------
Investments:
 Loans receivable, net..
 Available for sale
  securities............
 Nuclear decommissioning
  trust funds...........
 Investments in real
  estate................
 Stocks of subsidiary
  companies, at equity..       99,762                      99,762
 Notes of subsidiary
  companies.............                       (3,466)                   3,466
 Other..................
                             --------       ---------    --------    ---------
 Total investments......       99,762          (3,466)     99,762        3,466
                             --------       ---------    --------    ---------
Property, plant and
 equipment:
 Utility plant..........
 Exploration and
  production
  properties............
 Other-non-utility......                     (192,148)                 192,148
 Acquisition
  adjustment............
                             --------       ---------    --------    ---------
 Total property, plant
  and equipment.........                     (192,148)                 192,148
                             --------       ---------    --------    ---------
Less accumulated
 depreciation, depletion
 and amortization.......                       (4,056)                   4,056
                             --------       ---------    --------    ---------
 Net property, plant
  and equipment.........                     (188,092)                 188,092
Deferred charges and
 other assets:
Regulatory assets, net..
Goodwill, net...........
Prepaid pension costs...
Other investments.......
Other...................
                             --------       ---------    --------    ---------
 Total deferred charges
  and other assets......
                             --------       ---------    --------    ---------
   Total assets.........     $100,462       $(205,803)   $100,462    $(205,803)
                             ========       =========    ========    =========

                                     D-4-23

                                                                EXHIBIT D-4-2(b)

                             DOMINION ELWOOD, INC.

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                            As of December 31, 1999

                            Dominion Elwood
                                 Inc.
                             Consolidated   Consolidating  Dominion     Elwood
                            (Exhibit D-4-2)    Entries    Elwood Inc. Energy LLC
                            --------------- ------------- ----------- ----------
                                                (thousands)
     LIABILITIES AND
   SHAREHOLDERS' EQUITY
Current liabilities:
 Securities due within one
  year....................
 Short-term debt..........
 Accounts payable, trade..     $  3,900       $  (6,425)   $  3,900    $  6,425
 Payables to affiliated
  companies...............
 Accrued interest, payroll
  and taxes...............        1,071             (96)      1,071          96
 Deferred income taxes--
  current.................
 Dividends declared.......
 Commodity contract
  liabilities.............
 Other current
  liabilities.............                          (61)                     61
                               --------       ---------    --------    --------
 Total current
  liabilities.............        4,971          (6,582)      4,971       6,582
                               --------       ---------    --------    --------
Long-term debt............
Notes payable to
 affiliates...............
Deferred credits and other
 liabilities:
 Deferred income taxes....          638                         638
 Investment tax credits...
 Other....................                          303                    (303)
                               --------       ---------    --------    --------
 Total deferred credits
  and other liabilities...          638             303         638        (303)
                               --------       ---------    --------    --------
   Total liabilities......        5,609          (6,279)      5,609       6,279
                               --------       ---------    --------    --------
Minority interest.........
Commitments and
 contingencies............
Obligated mandatorily
 redeemable preferred
 securities of subsidiary
 trusts...................
Preferred stock not
 subject to mandatory
 redemption...............
Common shareholders'
 equity:
 Common stock.............
 Additional paid in
  capital.................       87,336        (174,672)     87,336     174,672
 Retained earnings........        7,517         (24,852)      7,517      24,852
 Accumulated other
  comprehensive income....
                               --------       ---------    --------    --------
 Total common
  shareholders' equity....       94,853        (199,524)     94,853     199,524
                               --------       ---------    --------    --------
   Total liabilities and
    shareholders' equity..     $100,462       $(205,803)   $100,462    $205,803
                               ========       =========    ========    ========

                                     D-4-24

                                                                EXHIBIT D-4-2(b)

                             DOMINION ELWOOD, INC.

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                                  Dominion Elwood
                                       Inc.                     Dominion Elwood
                                   Consolidated   Consolidating Elwood,  Energy,
                                  (Exhibit D-4-2)    Entries      Inc.     LLC
                                  --------------- ------------- -------- -------
                                                   (thousands)
Operating revenue and income:
 Domestic electric utility
  service.......................
 Other..........................      $12,426       $(42,088)   $12,426  $42,088
                                      -------       --------    -------  -------
 Total operating revenue and
  income........................       12,426        (42,088)    12,426   42,088
Expenses:
 Electric fuel and purchased
  energy, net...................                     (11,450)             11,450
 Purchased power capacity, net..
 Other operation and
  maintenance...................                      (2,447)              2,447
 Depreciation, depletion and
  amortization..................                      (4,074)              4,074
 Taxes, other than income.......                        (169)                169
                                      -------       --------    -------  -------
 Total operating expenses.......                     (18,140)             18,140
                                                    --------             -------
Income from operations..........       12,426        (23,948)    12,426   23,948
                                      -------       --------    -------  -------
Other income and expense:
 Interest revenue...............                        (184)                184
 Equity in earnings of
  subsidiary companies..........
 Interest revenue from
  subsidiary companies..........
 Merger-related costs...........
 Other, net.....................                        (721)                721
                                      -------       --------    -------  -------
 Total other income and
  expense.......................                        (905)                905
                                                    --------             -------
Income before fixed charges and
 income taxes...................       12,426        (24,853)    12,426   24,853
                                      -------       --------    -------  -------
Fixed charges:
 Interest charges...............
 Distributions--preferred
  securities and preferred
  stock.........................
                                      -------       --------    -------  -------
 Total fixed charges............
Income before provision for
 income taxes, minority
 interests and extraordinary
 item...........................       12,426        (24,853)    12,426   24,853
 Provision for income taxes.....        4,909                     4,909
 Minority interests.............
                                      -------       --------    -------  -------
Income before extraordinary
 item...........................        7,517        (24,853)     7,517   24,853
Extraordinary item, net of
 income taxes...................
                                      -------       --------    -------  -------
Net income......................      $ 7,517       $(24,853)   $ 7,517  $24,853
                                      =======       ========    =======  =======

                                     D-4-25

                                                                   EXHIBIT D-4-3
          DOMINION ENERGY, INC.--FOREIGN POWER GENERATION CONSOLIDATED

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                                                         Foreign Entites Pending Sale            Foreign Entities Sold
                                                 -------------------------------------------- ----------------------------
                                                    Dominion
                     Foreign Power                   Energy         Dominion                    Dominion
                      Generation                 Interamerican   Energy Company    Dominion   Holdings Inc.    Dominion
                     Consolidated  Consolidating Holding Co LDC (Caymen Islands)  Management    Peru SAC    Energy Central
                     (Exhibit D-4)    Entries       (Note O)        (Note P)     Argentina SA   (Note Q)    America, Inc.
                     ------------- ------------- -------------- ---------------- ------------ ------------- --------------
                                                                  (thousands)
      ASSETS
Current assets:
Cash and cash
equivalents........    $ 54,715                     $ 49,156        $  5,465         $ 94
Accounts
receivable:
 Customers, less
 allowance.........
 Other.............      14,247                        3,585          10,474          188
Receivables from
affiliated
companies..........
Materials and
supplies, at
average cost or
less:
 Plant and
 general...........         153                           73              80
 Fossil fuel.......
Deferred income
taxes--current.....
Mortgage loans in
warehouse..........
Commodity contract
assets.............
Finance receivables
held for sale......
Prepayments and
other current
assets                   18,092                           61          17,995           36
                       --------         ---         --------        --------         ----          ---           ---
 Total current
 assets............      87,207                       52,875          34,014          318
                       --------         ---         --------        --------         ----          ---           ---
Investments:
Loans receivable,
net................
Available for sale
securities.........
Nuclear
decommissioning
trust funds........
Investments in real
estate.............
Stocks of
subsidiary
companies, at
equity.............
Notes of subsidiary
companies..........
Other..............      22,105                       16,012           6,093
                       --------         ---         --------        --------         ----          ---           ---
 Total
 investments.......      22,105                       16,012           6,093
                       --------         ---         --------        --------         ----          ---           ---
Property, plant and
equipment:
Utility plant......
Exploration and
production
properties.........
Other--non-
utility............     479,081                      205,908         272,313          860
Acquisition
adjustment.........
                       --------         ---         --------        --------         ----          ---           ---
 Total property,
 plant and
 equipment.........     479,081                      205,908         272,313          860
                       --------         ---         --------        --------         ----          ---           ---
Less accumulated
depreciation,
depletion and
amortization            142,806                       83,542          59,063          201
                       --------         ---         --------        --------         ----          ---           ---
 Net property,
 plant and
 equipment.........     336,275                      122,366         213,250          659
Deferred charges
and other assets:
Regulatory assets,
net................
Goodwill, net......        (657)                      11,033         (11,690)
Prepaid pension
costs..............
Other investments..
Other..............
                       --------         ---         --------        --------         ----          ---           ---
 Total deferred
 charges and other
 assets............        (657)                      11,033         (11,690)
                       --------         ---         --------        --------         ----          ---           ---
 Total assets......    $444,930                     $202,286        $241,667         $977
                       ========         ===         ========        ========         ====          ===           ===

                                     D-4-26

                                                                   EXHIBIT D-4-3

          DOMINION ENERGY, INC.--FOREIGN POWER GENERATION CONSOLIDATED

                    CONSOLIDATING BALANCE SHEET--(CONTINUED)

                            As of December 31, 1999

                                                         Foreign Entites Pending Sale            Foreign Entities Sold
                                                 -------------------------------------------- ----------------------------
                                                    Dominion
                     Foreign Power                   Energy         Dominion                    Dominion
                      Generation                 Interamerican   Energy Company    Dominion   Holdings Inc.    Dominion
                     Consolidated  Consolidating Holding Co LDC (Caymen Islands)  Management   Peru S.A.C   Energy Central
                     (Exhibit D-4)    Entries       (Note O)        (Note P)     Argentina SA   (Note Q)     America Inc.
                     ------------- ------------- -------------- ---------------- ------------ ------------- --------------
                                                                  (thousands)
  LIABILITIES AND
   SHAREHOLDERS'
      EQUITY
Current
liabilities:
Securities due
within one year....    $  2,637                     $  2,637
Short-term debt....      61,907                                     $ 61,907
Accounts payable,
trade..............       6,780                        1,816           4,871        $  93
Payables to
affiliated
companies..........
Accrued interest,
payroll and taxes..      15,847                        4,201          11,633           13
Deferred income
taxes--current.....
Dividends
declared...........
Commodity contract
liabilities........
Other current
liabilities........       2,117                                        2,003          114
                       --------         ---         --------        --------        -----          ---           ---
 Total current
 liabilities.......      89,288                        8,654          80,414          220
                       --------         ---         --------        --------        -----          ---           ---
Long-term debt.....      36,877                       36,877
Notes payable to
affiliates.........      49,268                                       49,268
Deferred credits
and other
liabilities:
Deferred income
taxes..............       2,410                                        2,697         (287)
Investment tax
credits............
Other..............        (333)                        (333)
                       --------         ---         --------        --------        -----          ---           ---
 Total deferred
 credits and other
 liabilities.......       2,077                         (333)          2,697         (287)
                       --------         ---         --------        --------        -----          ---           ---
 Total
 liabilities.......     177,510                       45,198         132,379          (67)
                       --------         ---         --------        --------        -----          ---           ---
Minority interest..      77,067                       70,404           6,663
Commitments and
contingencies......
Obligated
mandatorily
redeemable
preferred
securities of
subsidiary trusts
Preferred stock not
subject to
mandatory
redemption.........
Common
shareholders'
equity:
 Common stock......     159,054                       58,796          98,627        1,631
 Additional paid in
 capital...........         377                          377
 Retained
 earnings..........      30,922                       27,511           3,998         (587)
 Accumulated other
 comprehensive
 income
                       --------         ---         --------        --------        -----          ---           ---
 Total common
 shareholders'
 equity............     190,353                       86,684         102,625        1,044
                       --------         ---         --------        --------        -----          ---           ---
 Total liabilities
 and shareholders'
 equity............    $444,930                     $202,286        $241,667        $ 977
                       ========         ===         ========        ========        =====          ===           ===

                                     D-4-27

                                                                   EXHIBIT D-4-3

          DOMINION ENERGY, INC.--FOREIGN POWER GENERATION CONSOLIDATED

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                                                                                                   Foreign Entities
                                                             Foreign Entities Pending Sale               Sold
                                                      ------------------------------------------- ------------------
                             Foreign                    Dominion                                  Dominion  Dominion
                              Power                      Energy         Dominion                  Holdings,  Energy
                           Generation                 Interamerican  Energy Company    Dominion     Inc.    Central
                          Consolidated  Consolidating  Holding Co.  (Cayman Islands)  Management  Peru SAC  America,
                          (Exhibit D-4)    Entries    LDC (Note O)      (Note P)     Argentina SA (Note Q)    Inc.
                          ------------- ------------- ------------- ---------------- ------------ --------- --------
                                                                 (thousands)
Operating revenue and
income:
 Domestic electric
 utility service........
 Other..................    $106,458                     $21,204        $35,030         $ 600      $43,593   $6,031
                            --------         ---         -------        -------         -----      -------   ------
 Total operating revenue
 and income.............     106,458                      21,204         35,030           600       43,593    6,031
                            --------         ---         -------        -------         -----      -------   ------
Expenses:
 Electric fuel and
 purchased energy, net..
 Purchased power
 capacity, net..........
 Other operation and
 maintenance............      44,802                       4,711         19,625         1,035       18,336    1,095
 Depreciation, depletion
 and amortization.......      24,167                       3,722          9,234            43        9,709    1,459
 Taxes, other than
 income.................       3,574                          16          3,296            20          242
                            --------         ---         -------        -------         -----      -------   ------
 Total operating
 expenses...............      72,543                       8,449         32,155         1,098       28,287    2,554
                            --------         ---         -------        -------         -----      -------   ------
Income from operations..      33,915                      12,755          2,875          (498)      15,306    3,477
Other income and
expense:
 Interest revenue.......       7,721                       4,141            882            22        2,576      100
 Equity in earnings of
 subsidiary companies...
 Interest revenue from
 subsidiary companies...
 Merger-related costs...
 Other, net.............       4,027                       2,290          2,431           369       (1,095)      32
                            --------         ---         -------        -------         -----      -------   ------
 Total other income and
 expense................      11,748                       6,431          3,313           391        1,481      132
                            --------         ---         -------        -------         -----      -------   ------
Income before fixed
charges and income
taxes...................      45,663                      19,186          6,188          (107)      16,787    3,609
Fixed charges:
 Interest charges.......      20,133                       2,286         12,572             1        3,027    2,247
 Distributions--
 preferred securities
 and preferred stock....
                            --------         ---         -------        -------         -----      -------   ------
 Total fixed charges....      20,133                       2,286         12,572             1        3,027    2,247
                            --------         ---         -------        -------         -----      -------   ------
Income before provision
for income taxes,
minority interests and
extraordinary item......      25,530                      16,900         (6,384)         (108)      13,760    1,363
 Provision for income
 taxes..................      (2,062)                      3,863         (3,614)                    (2,382)      71
 Minority interests.....      16,101                       6,585           (982)                    10,498
                            --------         ---         -------        -------         -----      -------   ------
Income before
extraordinary item......      11,490                       6,451         (1,788)         (108)       5,644    1,292
Extraordinary item, net
of income taxes.........
                            --------         ---         -------        -------         -----      -------   ------
Net income..............    $ 11,490                     $ 6,451        $(1,788)        $(108)     $ 5,644   $1,292
                            ========         ===         =======        =======         =====      =======   ======

                                     D-4-28

                                                                     EXHIBIT D-5

                      VIRGINIA ELECTRIC AND POWER COMPANY

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                          Virginia Electric                                      VP
                          and Power Company                                   Services            VP
                            Consolidated    Consolidating  Virginia   VP Fuel (Exhibit         Capital
                            (Exhibit D-2)      Entries       Power     Corp.  D-5(a))   VPSC    Trust
                          ----------------- ------------- ----------- ------- -------- ------- --------
                                                           (thousands)
         ASSETS
Current assets:
Cash and cash
 equivalents............     $    61,745                  $    58,043 $     1 $  3,042 $   659
Accounts receivable:
 Customers, less
  allowance.............         663,520                      592,303           69,267   1,950
 Other..................          66,012                       66,012                    1,564 $139,205
Receivables from
 affiliated companies...           1,424      $(240,497)       69,904           31,248
Materials and supplies,
 at average cost
 or less:
 Plant and general......         123,871                      123,300                      571
 Fossil fuel............         110,844                       45,543           65,301
Deferred income taxes--
 current................          49,525                       49,485               40
Mortgage loans in
 warehouse..............
Commodity contract
 assets.................         362,218                      107,610          254,608
Finance receivables held
 for sale...............
Prepayments and other
 current assets.........          95,168                       93,481            1,192     495
                             -----------      ---------   ----------- ------- -------- ------- --------
 Total current assets...       1,534,327       (240,497)    1,205,681       1  424,698   5,239  139,205
                             -----------      ---------   ----------- ------- -------- ------- --------
Investments:
Loans receivable, net...
Available for sale
 securities.............
Nuclear decommissioning
 trust funds............         818,072                      818,072
Investments in real
 estate.................
Stocks of subsidiary
 companies, at equity...                        (25,331)       25,331
Notes of subsidiary
 companies..............                        (93,814)       93,814
Other...................          52,468                       52,240               28     200
                             -----------      ---------   ----------- ------- -------- ------- --------
 Total investments......         870,540       (119,145)      989,457               28     200
                             -----------      ---------   ----------- ------- -------- ------- --------
Property, plant and
 equipment:
Utility plant...........      16,489,207                   16,434,952  40,970           13,285
Exploration and
 production properties..
Other--non-utility......
Acquisition adjustment..
                             -----------      ---------   ----------- ------- -------- ------- --------
 Total property, plant
  and equipment.........      16,489,207                   16,434,952  40,970           13,285
                             -----------      ---------   ----------- ------- -------- ------- --------
 Less accumulated
  depreciation,
  depletion and
  amortization..........       7,410,547                    7,409,501                    1,046
                             -----------      ---------   ----------- ------- -------- ------- --------
Net property, plant and
 equipment..............       9,078,660                    9,025,451  40,970           12,239
                             -----------      ---------   ----------- ------- -------- ------- --------
Deferred charges and
 other assets:
Regulatory assets, net..         221,137                      221,137
Goodwill, net...........
Prepaid pension costs...
Other investments.......
Other...................          59,985                       51,580            8,405
                             -----------      ---------   ----------- ------- -------- ------- --------
 Total deferred charges
  and other assets......         281,122                      272,717            8,405
                             -----------      ---------   ----------- ------- -------- ------- --------
 Total assets...........     $11,764,649      $(359,642)  $11,493,306 $40,971 $433,131 $17,678 $139,205
                             ===========      =========   =========== ======= ======== ======= ========

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-5-1

                                                                     EXHIBIT D-5

                      VIRGINIA ELECTRIC AND POWER COMPANY

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                            As of December 31, 1999

                          Virginia Electric                                       VP
                          and Power Company                                    Services              VP
                            Consolidated    Consolidating  Virginia    VP Fuel (Exhibit           Capital
                            (Exhibit D-2)      Entries       Power      Corp.  D-5(a))    VPSC     Trust
                          ----------------- ------------- -----------  ------- --------  -------  --------
                                                           (thousands)
    LIABILITIES AND
  SHAREHOLDERS' EQUITY
Current liabilities:
Securities due within
 one year...............     $   375,459                  $   375,459
Short-term debt.........         377,979                      377,979
Accounts payable,
 trade..................         533,596                      460,126          $ 73,360  $   110
Payables to affiliated
 companies..............             556       (211,435)      172,790  $34,656             4,545
Accrued interest,
 payroll and taxes......         237,415                      237,073               342
Deferred income taxes--
 current................                                       (1,015)            1,015
Dividends declared......
Commodity contract
 liabilities............         347,093                       92,923           254,170
Other current
 liabilities............         163,635                      157,225    6,314       66           $     30
                             -----------      ---------   -----------  ------- --------  -------  --------
 Total current
  liabilities...........       2,035,733       (211,435)    1,872,560   40,970  328,953    4,655        30
                             -----------      ---------   -----------  ------- --------  -------  --------
Long-term debt..........       3,551,282                    3,551,282
                             -----------      ---------   -----------  ------- --------  -------  --------
Notes payable to
 affiliates.............                        (93,814)                         93,814
                             -----------      ---------   -----------  ------- --------  -------  --------
Deferred credits and
 other liabilities:
Deferred income taxes...       1,452,186                    1,451,851                63      272
Investment tax credits..         146,518                      146,518
Other...................         192,564                      190,667             1,482      415
                             -----------      ---------   -----------  ------- --------  -------  --------
 Total deferred credits
  and other
  liabilities...........       1,791,268                    1,789,036             1,545      687
                             -----------      ---------   -----------  ------- --------  -------  --------
 Total liabilities......       7,378,283       (305,249)    7,212,878   40,970  424,312    5,342        30
                             -----------      ---------   -----------  ------- --------  -------  --------
Minority interest.......
Commitments and
 contingencies..........
Obligated mandatorily
 redeemable preferred
 securities of
 subsidiary trusts......         135,000                                                           135,000
Preferred stock not
 subject to mandatory
 redemption.............         509,014                      509,014
Common shareholders'
 equity:
 Common stock...........       2,737,407         (8,241)    2,737,407        1   11,000    3,816     4,175
 Additional paid in
  capital...............          16,887         (9,459)       16,887                      9,459
 Retained earnings......         988,058        (36,693)    1,017,120            (2,181)    (939)
 Accumulated other
  comprehensive income..
                             -----------      ---------   -----------  ------- --------  -------  --------
 Total common
  shareholders' equity..       3,742,352        (54,393)    3,771,414        1    8,819   12,336     4,175
                             -----------      ---------   -----------  ------- --------  -------  --------
 Total liabilities and
  shareholders' equity..     $11,764,649      $(359,642)  $11,493,306  $40,971 $433,131  $17,678  $139,205
                             ===========      =========   ===========  ======= ========  =======  ========

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-5-2

                                                                     EXHIBIT D-5

                      VIRGINIA ELECTRIC AND POWER COMPANY

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                          Virginia Electric                                    VP
                          and Power Company                            VP   Services            VP
                            Consolidated    Consolidating  Virginia   Fuel  (Exhibit          Capital
                            (Exhibit D-2)      Entries      Power     Corp. D-5(a))    VPSC    Trust
                          ----------------- ------------- ----------  ----- --------  ------  -------
                                                        (thousands)
Operating revenue and
 income:
 Domestic electric
  utility service.......     $4,274,192                   $4,274,186        $     6
 Other..................        316,721                      306,515          5,944   $4,262
                             ----------       --------    ----------        -------   ------
 Total operating revenue
  and income............      4,590,913                    4,580,701          5,950    4,262
                             ----------       --------    ----------        -------   ------
Expenses:
 Electric fuel and
  purchased energy,
  net...................        986,139                      986,055             84
 Purchased power
  capacity, net.........        808,924                      808,924
 Other operation and
  maintenance...........        959,072       $(11,162)      959,626          7,082    3,190  $  336
 Depreciation, depletion
  and amortization......        548,397                      547,867                     530
 Taxes, other than
  income................        281,816                      281,506            261       49
                             ----------       --------    ----------        -------   ------  ------
 Total operating
  expenses..............      3,584,348        (11,162)    3,583,978          7,427    3,769     336
                             ----------       --------    ----------        -------   ------  ------
Income from operations..      1,006,565         11,162       996,723         (1,477)     493    (336)
                             ----------       --------    ----------        -------   ------  ------
Other income and
 expense:
 Interest revenue.......          8,357        (11,204)        8,111            246           11,204
 Equity in earnings of
  subsidiary companies..                           378          (378)
 Interest revenue from
  subsidiary companies..                          (336)          336
 Merger-related costs...
 Other, net.............         16,516                       16,585             (2)     (67)
                             ----------       --------    ----------        -------   ------  ------
 Total other income and
  expense...............         24,873        (11,162)       24,654            244      (67) 11,204
                             ----------       --------    ----------        -------   ------  ------
Income before fixed
 charges and income
 taxes..................      1,031,438                    1,021,377         (1,233)     426  10,868
                             ----------       --------    ----------        -------   ------  ------
Fixed charges:
 Interest charges.......        277,822                      277,821              1
 Distributions--
  preferred securities
  and preferred stock...         47,913                       37,045                          10,868
                             ----------       --------    ----------        -------   ------  ------
 Total fixed charges....        325,735                      314,866              1           10,868
                             ----------       --------    ----------        -------   ------  ------
Income before provision
 for income taxes,
 minority interests and
 extraordinary item.....        705,703                      706,511         (1,234)     426
 Provision for income
  taxes.................        258,033                      258,461           (470)      42
 Minority interests.....
                             ----------       --------    ----------        -------   ------  ------
Income before
 extraordinary item.....        447,670                      448,050           (764)     384
                             ----------       --------    ----------        -------   ------  ------
Extraordinary item, net
 of income taxes........        254,826                      254,826
                             ----------       --------    ----------        -------   ------  ------
Net income..............     $  192,844       $           $  193,224        $  (764)  $  384  $
                             ==========       ========    ==========        =======   ======  ======

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Notes on page D-2-2).

                                     D-5-3

                                                                  EXHIBIT D-5(a)

                         VIRGINIA POWER SERVICES, INC.

                          CONSOLIDATING BALANCE SHEET

                            As of December 31, 1999

                          Virginia Power
                          Services, Inc.
                           Consolidated  Consolidating   VPS,
                          (Exhibit D-5)     Entries      Inc.     VPEM     VPSE   VPNS
                          -------------- ------------- -------- --------  ------- ----
                                                  (thousands)
         ASSETS
Current assets:
 Cash and cash
  equivalents...........     $  3,042                  $     11           $ 2,800 $231
Accounts receivable:
 Customers, less
  allowance.............       69,267                           $ 66,485    2,628  154
 Other..................
Receivables from
 affiliated companies...       31,248      $ 47,935      23,159   33,091   22,933
Materials and supplies,
 at average cost or
 less:
 Plant and general......
 Fossil fuel............       65,301                             16,859   48,442
Deferred income taxes--
 current................           40                                 27            13
 Mortgage loans in
  warehouse.............
Commodity contract
 assets.................      254,608                            253,447    1,161
Finance receivables held
 for sale...............
Prepayments and other
 current assets.........        1,192                             (4,484)   5,666   10
                             --------      --------    -------- --------  ------- ----
 Total current assets...      424,698        47,935      23,170  365,425   83,630  408
                             --------      --------    -------- --------  ------- ----
Investments:
 Loans receivable, net..
 Available for sale
  securities............
 Nuclear decommissioning
  trust funds...........
 Investments in real
  estate................
 Stocks of subsidiary
  companies, at equity..
 Notes of subsidiary
  companies.............                     94,346      94,346
 Other..................           28                                               28
                             --------      --------    -------- --------  ------- ----
 Total investments......           28        94,346      94,346                     28
                             --------      --------    -------- --------  ------- ----
Property, plant and
 equipment:
 Utility plant..........
 Exploration and
  production
  properties............
 Other-non-utility......
 Acquisition
  adjustment............
                             --------      --------    -------- --------  ------- ----
 Total property, plant
  and equipment.........
                             --------      --------    -------- --------  ------- ----
Less accumulated
 depreciation, depletion
 and amortization.......
 Net property, plant and
  equipment.............
Deferred charges and
 other assets:
 Regulatory assets,
  net...................
 Goodwill, net..........
 Prepaid pension costs..
 Other investments......
 Other..................        8,405                        16    5,861    2,474   54
                             --------      --------    -------- --------  ------- ----
 Total deferred charges
  and other assets......        8,405                        16    5,861    2,474   54
                             --------      --------    -------- --------  ------- ----
 Total assets...........     $433,131      $142,281    $117,532 $371,286  $86,104 $490
                             ========      ========    ======== ========  ======= ====

                                     D-5-4

                                                                  EXHIBIT D-5(a)

                         VIRGINIA POWER SERVICES, INC.

                    CONSOLIDATING BALANCE SHEET--(Continued)

                            As of December 31, 1999

                          Virginia Power
                          Services, Inc.
                           Consolidated  Consolidating   VPS,
                          (Exhibit D-5)     Entries      Inc.      VPEM     VPSE     VPNS
                          -------------- ------------- --------  --------  -------  ------
                                                   (thousands)
    LIABILITIES AND
  SHAREHOLDERS' EQUITY
Current liabilities:
 Securities due within
  one year..............
 Short-term debt........
 Accounts payable,
  trade.................     $ 73,360                            $ 64,879  $ 8,481
 Payables to affiliated
  companies.............                   $ 47,934    $ 23,300             23,258  $1,376
 Accrued interest,
  payroll and taxes.....          342                        (4)    1,254     (729)   (179)
 Deferred income taxes--
  current...............        1,015                                 983       32
 Dividends declared.....
 Commodity contract
  liabilities...........      254,170                             253,191      979
 Other current
  liabilities...........           66                                   6               60
                             --------      --------    --------  --------  -------  ------
 Total current
  liabilities...........      328,953        47,934      23,296   320,313   32,021   1,257
                             --------      --------    --------  --------  -------  ------
Long-term debt..........
Notes payable to
 affiliates.............       93,814        94,347      94,031    39,672   54,458
Deferred credits and
 other liabilities:
 Deferred income taxes..           63                                                   63
 Investment tax
  credits...............
 Other..................        1,482                         1     1,826     (391)     46
                             --------      --------    --------  --------  -------  ------
 Total deferred credits
  and other
  liabilities...........        1,545                         1     1,826     (391)    109
                             --------      --------    --------  --------  -------  ------
 Total liabilities......      424,312       142,281     117,328   361,811   86,088   1,366
                             --------      --------    --------  --------  -------  ------
Minority interest.......
Commitments and
 contingencies..........
Obligated mandatorily
 redeemable preferred
 securities of
 subsidiary trusts......
Preferred stock not
 subject to mandatory
 redemption.............
Common shareholders'
 equity:
 Common stock...........       11,000                       249    10,000        1     750
 Additional paid in
  capital...............
 Retained earnings......       (2,181)                      (45)     (525)      15  (1,626)
 Accumulated other
  comprehensive income..
                             --------      --------    --------  --------  -------  ------
 Total common
  shareholders' equity..        8,819                       204     9,475       16    (876)
                             --------      --------    --------  --------  -------  ------
 Total liabilities and
  shareholders' equity..     $433,131      $142,281    $117,532  $371,286  $86,104  $  490
                             ========      ========    ========  ========  =======  ======

                                     D-5-5

                                                                  EXHIBIT D-5(a)

                         VIRGINIA POWER SERVICES, INC.

                         CONSOLIDATING INCOME STATEMENT

                      For The Year Ended December 31, 1999

                          Virginia Power
                          Services, Inc.
                           Consolidated  Consolidating VPS,
                          (Exhibit D-5)     Entries    Inc.   VPEM   VPSE   VPNS
                          -------------- ------------- ----  ------  ----  ------
                                              (thousands)
Operating revenue and
 income:
  Domestic electric
   utility service......     $     6                         $    6
  Other.................       5,944                          3,565        $2,379
                             -------         -----     ----  ------  ----  ------
    Total operating
     revenue and
     income.............       5,950                          3,571         2,379
                             -------         -----     ----  ------  ----  ------
Expenses:
  Electric fuel and
   purchased energy,
   net..................          84                                 $ 84
  Purchased power
   capacity, net........
  Other operation and
   maintenance..........       7,082                   $ 63   4,270   (83)  2,832
  Depreciation,
   depletion and
   amortization.........
  Taxes, other than
   income...............         261                            180            81
                             -------         -----     ----  ------  ----  ------
    Total operating
     expenses...........       7,427                     63   4,450     1   2,913
                             -------         -----     ----  ------  ----  ------
Income from operations..      (1,477)                   (63)   (879)   (1)   (534)
Other income and
 expense:
  Interest revenue......         246                     12      59    11     164
  Equity in earnings of
   subsidiary
   companies............
  Interest revenue from
   subsidiary
   companies............
  Merger-related costs..
  Other, net............          (2)                            (2)
                             -------         -----     ----  ------  ----  ------
    Total other income
     and expense........         244                     12      57    11     164
                             -------         -----     ----  ------  ----  ------
Income before fixed
 charges and income
 taxes..................      (1,233)                   (51)   (822)   10    (370)
Fixed charges:
  Interest charges......           1                              1
  Distributions--
   preferred securities
   and preferred stock..
                             -------         -----     ----  ------  ----  ------
    Total fixed
     charges............           1                              1
                             -------         -----     ----  ------  ----  ------
Income before provision
 for income taxes,
 minority interests and
 extraordinary item.....      (1,232)                   (51)   (821)   10    (370)
  Provision for income
   taxes................        (470)                   (18)   (296)   (5)   (151)
  Minority interests....
                             -------         -----     ----  ------  ----  ------
Income before
 extraordinary item.....        (762)                   (33)   (525)   15    (219)
                             -------         -----     ----  ------  ----  ------
Extraordinary item, net
 of income taxes........
Net income..............     $  (762)                  $(33) $ (525) $ 15  $ (219)
                             =======         =====     ====  ======  ====  ======

                                     D-5-6

                                                                     EXHIBIT D-6

                              FINANCIAL STATEMENTS

                        CONSOLIDATED NATURAL GAS COMPANY

      Financial statements as of and for the year ended December 31, 1999

                                     INDEX

                                                                           Page
                                                                          ------
Report of Independent Accountants........................................  D-6-2
Consolidating Balance Sheet..............................................  D-6-3
Consolidating Income Statement...........................................  D-6-7
Consolidating Statement of Retained Earnings.............................  D-6-9
Consolidating Statement of Cash Flows.................................... D-6-11
Consolidating Balance Sheet Supplement................................... D-6-15
Consolidating Income Statement Supplement................................ D-6-17
Consolidating Statement of Retained Earnings Supplement.................. D-6-18
Consolidating Statement of Cash Flows Supplement......................... D-6-19

CNG Transmission Corporation:
  Consolidating Balance Sheet............................................ D-6-20
  Consolidating Income Statement......................................... D-6-22
  Consolidating Statement of Retained Earnings........................... D-6-23
  Consolidating Statement of Cash Flows.................................. D-6-24

CNG Producing Company:
  Consolidating Balance Sheet............................................ D-6-25
  Consolidating Income Statement......................................... D-6-27
  Consolidating Statement of Retained Earnings........................... D-6-28
  Consolidating Statement of Cash Flows.................................. D-6-29

CNG Power Company:
  Consolidating Balance Sheet............................................ D-6-30
  Consolidating Income Statement......................................... D-6-32
  Consolidating Statement of Retained Earnings........................... D-6-33
  Consolidating Statement of Cash Flows.................................. D-6-34

CNG International Corporation:
  Consolidating Balance Sheet............................................ D-6-36
  Consolidating Income Statement......................................... D-6-38
  Consolidating Statement of Retained Earnings........................... D-6-39
  Consolidating Statement of Cash Flows.................................. D-6-40

CNG Cayman One Ltd:
  Consolidating Balance Sheet............................................ D-6-42
  Consolidating Income Statement......................................... D-6-44
  Consolidating Statement of Retained Earnings........................... D-6-45
  Consolidating Statement of Cash Flows.................................. D-6-46

CNG Cayman Three Ltd:
  Consolidating Balance Sheet............................................ D-6-48
  Consolidating Income Statement......................................... D-6-50
  Consolidating Statement of Retained Earnings........................... D-6-51
  Consolidating Statement of Cash Flows.................................. D-6-52

CNG Products and Services, Inc.:
  Consolidating Balance Sheet............................................ D-6-54
  Consolidating Income Statement......................................... D-6-56
  Consolidating Statement of Retained Earnings........................... D-6-57
  Consolidating Statement of Cash Flows.................................. D-6-58

Note: The Notes to Consolidated Financial Statements appearing on pages 26 to
      55 of Exhibit I to Consolidated Natural Gas Company's Form 8-K filed with the SEC on January 27, 2000, are incorporated herein by reference.

                                     D-6-1

                                                                    EXHIBIT D-6

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Consolidated Natural Gas Company

  In our opinion, the consolidating financial statements of Consolidated Natural Gas Company listed in the accompanying index on page D-6-1 of Exhibit D-6 together with the Notes thereto incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 present fairly, in all material respects, the consolidated financial position of Consolidated Natural Gas Company and its subsidiaries at December 31, 1999, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

  Our audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information on pages D-6-3 through D-6-59 is presented for purposes of complying with the requirements of the Public Utility Holding Company Act of 1935 rather than to present financial position, results of operations, and cash flows of the individual companies. Accordingly, we do not express an opinion on the financial position, results of operations and cash flows of the individual companies. However, the consolidating information on pages D-6-3 through D-6-59 has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

PRICEWATERHOUSECOOPERS LLP

600 Grant Street
Pittsburgh, Pennsylvania 15219-9954
January 26, 2000

                                     D-6-2

                                                                     EXHIBIT D-6

                       CONSOLIDATED NATURAL GAS COMPANY

                          CONSOLIDATING BALANCE SHEET

                             At December 31, 1999

                          CONSOLIDATED                                                        SUBSIDIARIES
                          ------------                                         ---------------------------------------------
                                        Eliminations
                            CNG and         and        Combined                              CNGT
                          Subsidiaries  Adjustments*     Total        CNG       CNGSvc   (Page D-6-20)    EOG         PNG
                          ------------  ------------  -----------  ----------  --------  ------------- ----------  ---------
                                                             (Thousands of Dollars)
         ASSETS
Property, Plant and
Equipment (Note 6)
Gas utility and other
plant...................  $ 4,648,120   $  (548,328)  $ 5,196,448  $      --   $ 43,981   $2,109,020   $1,572,453  $ 690,703
Accumulated depreciation
and amortization........   (1,959,475)      155,566    (2,115,041)        --    (19,763)    (952,939)    (656,983)  (241,262)
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
 Net gas utility and
 other plant............    2,688,645      (392,762)    3,081,407         --     24,218    1,156,081      915,470    449,441
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
Exploration and
production properties...    4,392,319           --      4,392,319         --        --       228,132          --         --
Accumulated depreciation
and amortization........   (2,853,703)       24,733    (2,878,436)        --        --      (208,609)         --         --
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
 Net exploration and
 production properties..    1,538,616        24,733     1,513,883         --        --        19,523          --         --
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
 Net property, plant and
 equipment..............    4,227,261      (368,029)    4,595,290         --     24,218    1,175,604      915,470    449,441
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
Investments
Stocks of subsidiary
companies, at equity--
consolidated............          --     (2,570,661)    2,570,661   2,570,661       --           --           --         --
Notes of subsidiary
companies--
consolidated............          --     (1,478,066)    1,478,066   1,478,066       --           --           --         --
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
 Total investments......          --     (4,048,727)    4,048,727   4,048,727       --           --           --         --
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
Current Assets
Cash and temporary cash
investments.............       93,891          (231)       94,122           2    62,229           95        7,285      4,046
Accounts receivable
 Customers..............      349,818       (18,922)      368,740         535       --        43,862      183,878     72,889
 Unbilled revenues and
 other..................      198,324       (17,198)      215,522          37       851        2,721       75,971     10,872
 Allowance for doubtful
 accounts...............      (21,240)          152       (21,392)       (535)      --           --        (7,561)    (6,452)
Receivables from
affiliated companies--
consolidated............          --     (1,445,441)    1,445,441     723,125   634,202       27,990        5,422      1,897
Inventories, at cost
 Gas stored--current
 portion (Note 10)......       86,312       (15,180)      101,492         --        --           --        54,222      9,064
 Materials and supplies
 (average cost method)..       20,336          (537)       20,873         --        --         9,063        5,587      2,133
Unrecovered gas costs
(Note 5)................       38,074           --         38,074         --        --        19,856          --      18,218
Deferred income taxes--
current (net) (Note 9)..          674       (10,299)       10,973         --        --         4,514        4,295        --
Net assets held for sale
(Note 2)................      371,508       371,508           --          --        --           --           --         --
Prepayments and other
current assets..........      299,914        (2,468)      302,382      67,617     1,883       62,606       88,707     13,722
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
 Total current assets...    1,437,611    (1,138,616)    2,576,227     790,781   699,165      170,707      417,806    126,389
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
Regulatory and Other
Assets
Other investments.......      353,795           (56)      353,851       2,500       --        38,498          782        --
Deferred charges and
other assets (Notes 5,
7, 8, 9 and 17).........      516,552       (83,414)      599,966      53,722    17,880       95,150      212,619    189,364
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
 Total regulatory and
 other assets...........      870,347       (83,470)      953,817      56,222    17,880      133,648      213,401    189,364
                          -----------   -----------   -----------  ----------  --------   ----------   ----------  ---------
 Total assets...........  $ 6,535,219   $(5,638,842)  $12,174,061  $4,895,730  $741,263   $1,479,959   $1,546,677  $ 765,194
                          ===========   ===========   ===========  ==========  ========   ==========   ==========  =========

----
* The elimination journal entries pertaining to this consolidating financial statement are prepared in detail form, showing the amounts pertaining to the Registrant and each subsidiary company, and are preserved with the Registrant's copy of this Form U5B.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-3

                                                                     EXHIBIT D-6

                        CONSOLIDATED NATURAL GAS COMPANY

                    CONSOLIDATING BALANCE SHEET--(Continued)

                              At December 31, 1999

                                                                 SUBSIDIARIES
                          -----------------------------------------------------------------------------------------------
                                                               CNG                                              Other
                                                   CNGP       Field      CNG      CNG Power       CNGI      Subsidiaries
                             VNG       HGI     (Page D-6-25) Services  Retail   (Page D-6-30) (Page D-6-36) (Page D-6-15)
                          ---------  --------  ------------- --------  -------  ------------- ------------- -------------
                                                            (Thousands of Dollars)
         ASSETS
Property, Plant and
Equipment (Note 6)
Gas utility and other
plant...................  $ 546,100  $194,771   $       --   $21,063   $ 8,065     $ 5,845      $    818       $ 3,629
Accumulated depreciation
and amortization........   (155,190)  (78,582)          --       --     (3,410)     (2,804)         (479)       (3,629)
                          ---------  --------   -----------  -------   -------     -------      --------       -------
 Net gas utility and
 other plant............    390,910   116,189           --    21,063     4,655       3,041           339           --
                          ---------  --------   -----------  -------   -------     -------      --------       -------
Exploration and
production properties...        --        --      4,164,187      --        --          --            --            --
Accumulated depreciation
and amortization........        --        --     (2,669,827)     --        --          --            --            --
                          ---------  --------   -----------  -------   -------     -------      --------       -------
 Net exploration and
 production properties..        --        --      1,494,360      --        --          --            --            --
                          ---------  --------   -----------  -------   -------     -------      --------       -------
 Net property, plant and
 equipment..............    390,910   116,189     1,494,360   21,063     4,655       3,041           339           --
                          ---------  --------   -----------  -------   -------     -------      --------       -------
Investments
Stocks of subsidiary
companies, at equity--
consolidated............        --        --            --       --        --          --            --            --
Notes of subsidiary
companies--
consolidated............        --        --            --       --        --          --            --            --
                          ---------  --------   -----------  -------   -------     -------      --------       -------
 Total investments......        --        --            --       --        --          --            --            --
                          ---------  --------   -----------  -------   -------     -------      --------       -------
Current Assets
Cash and temporary cash
investments.............        231     2,937        15,971        4         4           1         1,246            71
Accounts receivable
 Customers..............     18,922    17,793         4,587   14,235     9,016       1,862           --          1,161
 Unbilled revenues and
 other..................     17,198    12,149        95,003      (58)       62         --            665            51
 Allowance for doubtful
 accounts...............       (152)   (1,262)       (1,000)  (2,233)   (2,024)        --            --           (173)
Receivables from
affiliated companies--
consolidated............      4,131     1,503        16,127    6,941    10,554       5,819           (28)        7,758
Inventories, at cost
 Gas stored--current
 portion (Note 10)......     13,118     7,308           --       --     17,780         --            --            --
 Materials and supplies
 (average cost method)..        537       584         2,933      --        --           36           --            --
Unrecovered gas costs
(Note 5)................        --        --            --       --        --          --            --            --
Deferred income taxes--
current (net) (Note 9)..      2,082       --             82      --        --          --            --            --
Net assets held for sale
(Note 2)................        --        --            --       --        --          --            --            --
Prepayments and other
current assets..........      2,468     4,393        34,876   22,649     3,352           2             7           100
                          ---------  --------   -----------  -------   -------     -------      --------       -------
 Total current assets...     58,535    45,405       168,579   41,538    38,744       7,720         1,890         8,968
                          ---------  --------   -----------  -------   -------     -------      --------       -------
Regulatory and Other
Assets
Other investments.......         56     1,125           --       --        --          613       259,467        50,810
Deferred charges and
other assets (Notes 5,
7, 8, 9 and 17).........      3,488    24,437          (465)     (40)      --          --            --          3,811
                          ---------  --------   -----------  -------   -------     -------      --------       -------
 Total regulatory and
 other assets...........      3,544    25,562          (465)     (40)      --          613       259,467        54,621
                          ---------  --------   -----------  -------   -------     -------      --------       -------
 Total assets...........  $ 452,989  $187,156   $ 1,662,474  $62,561   $43,399     $11,374      $261,696       $63,589
                          =========  ========   ===========  =======   =======     =======      ========       =======

----
* The elimination journal entries pertaining to this consolidating financial statement are prepared in detail form, showing the amounts pertaining to the Registrant and each subsidiary company, and are preserved with the Registrant's copy of this Form U5B.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-4

                                                                     EXHIBIT D-6

                        CONSOLIDATED NATURAL GAS COMPANY

                          CONSOLIDATING BALANCE SHEET

                              At December 31, 1999

                            CONSOLIDATED                                                     SUBSIDIARIES
                            ------------                                        ----------------------------------------
                                         Eliminations
                              CNG and        and        Combined                          CNGT (Page
                            Subsidiaries Adjustments*     Total        CNG       CNGSvc    D-6-21)      EOG       PNG
                            ------------ ------------  -----------  ----------  --------  ---------- ---------- --------
                                                             (Thousands of Dollars)
 STOCKHOLDERS' EQUITY AND
       LIABILITIES
 Capitalization
 Common stockholders'
 equity (Note 11)
 Common stock, par value
 $2.75 per share
  Authorized--400,000,000
  shares
  Issued--95,948,452
  shares.................    $  263,858  $(1,980,190)  $ 2,244,048  $  263,858  $     10  $  601,000 $  237,968 $183,535
  Capital in excess of
  par value..............       567,382      (39,887)      607,269     527,417       --        2,254     19,975      --
  Retained earnings, per
  accompanying statement
  (Note 13)..............     1,545,664     (540,118)    2,085,782   1,548,224       --      119,222    156,759   65,346
  Treasury stock, at cost
  (10,443 shares)........          (594)         --           (594)       (594)      --          --         --       --
                             ----------  -----------   -----------  ----------  --------  ---------- ---------- --------
  Total common
  stockholders' equity...     2,376,310   (2,560,195)    4,936,505   2,338,905        10     722,476    414,702  248,881
                             ----------  -----------   -----------  ----------  --------  ---------- ---------- --------
 Long-term debt (Note 14)
  Debentures and Notes...     1,763,678          --      1,763,678   1,763,678       --          --         --       --
  Notes payable to
  Registrant--
  consolidated...........           --    (1,478,066)    1,478,066         --     23,432     337,426    298,259  131,344
                             ----------  -----------   -----------  ----------  --------  ---------- ---------- --------
  Total long-term debt...     1,763,678   (1,478,066)    3,241,744   1,763,678    23,432     337,426    298,259  131,344
                             ----------  -----------   -----------  ----------  --------  ---------- ---------- --------
  Total capitalization...     4,139,988   (4,038,261)    8,178,249   4,102,583    23,442   1,059,902    712,961  380,225
                             ----------  -----------   -----------  ----------  --------  ---------- ---------- --------
 Current Liabilities
 Commercial paper (Note
 15).....................       685,731          --        685,731     685,731       --          --         --       --
 Accounts payable........       334,956      (12,030)      346,986         246     9,709      23,863     95,231   28,503
 Payables to affiliated
 companies--
 consolidated............           --    (1,445,441)    1,445,441      28,179   654,778      98,616    336,445  122,886
 Estimated rate
 contingencies and
 refunds (Note 5)........        44,914       (1,638)       46,552         --        --       32,639     11,962      289
 Amounts payable to
 customers (Note 5)......         3,955       (3,867)        7,822         --        --          --       3,955      --
 Taxes accrued...........       134,257       (1,851)      136,108       4,636      (363)     33,731     87,576    1,028
 Deferred income taxes--
 current (net) (Note 9)..           --        (8,217)        8,217         --        --          --         --     8,192
 Dividends declared......        46,530          --         46,530      46,530       --          --         --       --
 Other current
 liabilities.............       102,883      (11,069)      113,952      26,664     3,300      18,140     19,475   15,760
                             ----------  -----------   -----------  ----------  --------  ---------- ---------- --------
  Total current
  liabilities............     1,353,226   (1,484,113)    2,837,339     791,986   667,424     206,989    554,644  176,658
                             ----------  -----------   -----------  ----------  --------  ---------- ---------- --------
 Deferred Credits
 Deferred income taxes
 (Note 9)................       808,031       (6,897)      814,928     (15,815)    1,740     190,236    194,539  150,614
 Accumulated deferred
 investment tax credits..        19,524       (2,684)       22,208         --        --          --       9,615    7,743
 Deferred credits and
 other liabilities (Notes
 5, 8 and 9).............       214,450     (106,887)      321,337      16,976    48,657      22,832     74,918   49,954
                             ----------  -----------   -----------  ----------  --------  ---------- ---------- --------
  Total deferred
  credits................     1,042,005     (116,468)    1,158,473       1,161    50,397     213,068    279,072  208,311
                             ----------  -----------   -----------  ----------  --------  ---------- ---------- --------
 Commitments and
 Contingencies (Note
 18).....................
                             ----------  -----------   -----------  ----------  --------  ---------- ---------- --------
  Total stockholders'
  equity and
  liabilities............    $6,535,219  $(5,638,842)  $12,174,061  $4,895,730  $741,263  $1,479,959 $1,546,677 $765,194
                             ==========  ===========   ===========  ==========  ========  ========== ========== ========

----
* The elimination journal entries pertaining to this consolidating financial statement are prepared in detail form, showing the amounts pertaining to the Registrant and each subsidiary company, and are preserved with the Registrant's copy of this Form U5B.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-5

                                                                     EXHIBIT D-6
                        CONSOLIDATED NATURAL GAS COMPANY

                    CONSOLIDATING BALANCE SHEET--(Continued)

                              At December 31, 1999

                                                           SUBSIDIARIES
                            ------------------------------------------------------------------------------
                                                                              CNG                Other
                                                           CNG               Power    CNGI    Subsidiaries
                                              CNGP (Page  Field      CNG     (Page    Page       (Page
                              VNG      HGI     D-6-26)   Services  Retail   D-6-31) (D-6-37)    D-6-16)
                            -------- -------- ---------- --------  -------  ------- --------  ------------
                                                      (Thousands of Dollars)
 STOCKHOLDERS' EQUITY AND
       LIABILITIES
 Capitalization
 Common stockholders'
 equity (Note 11)
 Common stock, par value
 $2.75 per share
  Authorized--400,000,000
  shares
  Issued--95,948,452
  shares.................   $148,697 $ 44,900 $  439,000 $13,670   $ 6,000  $ 8,360 $238,550    $58,500
  Capital in excess of
  par value..............     57,603      --         --      --        --       --       --          20
  Retained earnings, per
  accompanying statement
  (Note 13)..............      2,437   12,566    240,256   8,286    (8,845)     825  (12,758)   (46,536)
  Treasury stock, at cost
  (10,443 shares)........        --       --         --      --        --       --       --         --
                            -------- -------- ---------- -------   -------  ------- --------    -------
  Total common
  stockholders' equity...    208,737   57,466    679,256  21,956    (2,845)   9,185  225,792     11,984
                            -------- -------- ---------- -------   -------  ------- --------    -------
 Long-term debt (Note 14)
  Debentures and Notes...        --       --         --      --        --       --       --         --
  Notes payable to
  Registrant--
  consolidated...........    116,000   36,930    519,675     --        --       --    15,000        --
                            -------- -------- ---------- -------   -------  ------- --------    -------
  Total long-term debt...    116,000   36,930    519,675     --        --       --    15,000        --
                            -------- -------- ---------- -------   -------  ------- --------    -------
  Total capitalization...    324,737   94,396  1,198,931  21,956    (2,845)   9,185  240,792     11,984
                            -------- -------- ---------- -------   -------  ------- --------    -------
 Current Liabilities
 Commercial paper (Note
 15).....................        --       --         --      --        --       --       --         --
 Accounts payable........     12,030   14,604    136,347  17,159     7,357      381      242      1,314
 Payables to affiliated
 companies--
 consolidated............     50,902   36,178     14,231  13,530    37,924      109   10,228     41,435
 Estimated rate
 contingencies and
 refunds (Note 5)........      1,638       24        --      --        --       --       --         --
 Amounts payable to
 customers (Note 5)......      3,867      --         --      --        --       --       --         --
 Taxes accrued...........      1,860    2,508      2,999     109       421      935      574         94
 Deferred income taxes--
 current (net) (Note 9)..        --        25        --      --        --       --       --         --
 Dividends declared......        --       --         --      --        --       --       --         --
 Other current
 liabilities.............     11,075    2,752      5,671   8,475       390      --       127      2,123
                            -------- -------- ---------- -------   -------  ------- --------    -------
  Total current
  liabilities............     81,372   56,091    159,248  39,273    46,092    1,425   11,171     44,966
                            -------- -------- ---------- -------   -------  ------- --------    -------
 Deferred Credits
 Deferred income taxes
 (Note 9)................     15,265   16,005    250,506    (831)     (951)     764    6,217      6,639
 Accumulated deferred
 investment tax credits..      2,684    2,166        --      --        --       --       --         --
 Deferred credits and
 other liabilities (Notes
 5, 8 & 9)...............     28,931   18,498     53,789   2,163     1,103      --     3,516        --
                            -------- -------- ---------- -------   -------  ------- --------    -------
  Total deferred
  credits................     46,880   36,669    304,295   1,332       152      764    9,733      6,639
                            -------- -------- ---------- -------   -------  ------- --------    -------
 Commitments and
 Contingencies (Note
 18).....................
                            -------- -------- ---------- -------   -------  ------- --------    -------
  Total stockholders'
  equity and
  liabilities............   $452,989 $187,156 $1,662,474 $62,561   $43,399  $11,374 $261,696    $63,589
                            ======== ======== ========== =======   =======  ======= ========    =======

----
* The elimination journal entries pertaining to this consolidating financial statement are prepared in detail form, showing the amounts pertaining to the Registrant and each subsidiary company, and are preserved with the Registrant's copy of this Form U5B.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-6

                                                                     EXHIBIT D-6

                        CONSOLIDATED NATURAL GAS COMPANY

                         CONSOLIDATING INCOME STATEMENT
                      For the Year Ended December 31, 1999

                          CONSOLIDATED                                                   SUBSIDIARIES
                          ------------                                    --------------------------------------------
                                       Eliminations
                            CNG and        and       Combined                            CNGT
                          Subsidiaries Adjustments*   Total       CNG      CNGSvc    (Page D-6-22)    EOG       PNG
                          ------------ ------------ ----------  --------  ---------  ------------- ---------  --------
                                                           (Thousands of Dollars)
Operating Revenues
Regulated gas sales.....   $1,397,200   $  (1,211)  $1,398,411  $    --   $     --     $    --     $ 910,501  $196,378
Nonregulated gas sales..      607,943     (98,104)     706,047       --         --       32,357          --        --
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
   Total gas sales......    2,005,143     (99,315)   2,104,458       --         --       32,357      910,501   196,378
Gas transportation and
storage.................      566,811    (115,416)     682,227       --         --      471,089       98,931    98,817
Other...................      502,396    (271,100)     773,496       --     257,425      43,532       13,539     7,858
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
   Total operating
   revenues (Note 5)....    3,074,350    (485,831)   3,560,181       --     257,425     546,978    1,022,971   303,053
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
Operating Expenses
Purchased gas...........      911,652    (216,362)   1,128,014       --         --       13,804      558,868   112,035
Liquids, capacity and
other products
purchased...............      279,929      (2,233)     282,162       --         --       56,935          --        --
Operation expense (Note
7)......................      670,048    (267,236)     937,284    35,658    122,446     160,689      233,047    74,097
Maintenance.............      103,559         --       103,559       --         814      29,379       23,975    20,206
Depreciation and
amortization (Note 6)...      378,710        (168)     378,878       --       5,835      60,928       43,291    16,399
Taxes, other than income
taxes...................      197,432         --       197,432     3,045      4,666      37,465      104,439    19,391
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
   Subtotal.............    2,541,330    (485,999)   3,027,329    38,703    133,761     359,200      963,620   242,128
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
   Operating income
   before income taxes..      533,020         168      532,852   (38,703)   123,664     187,778       59,351    60,925
Income taxes (Note 9)...       73,581          61       73,520   (20,936)       --       58,054        8,184     9,689
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
   Operating income.....      459,439         107      459,332   (17,767)   123,664     129,724       51,167    51,236
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
Other Income
(Deductions)
Interest revenues.......        2,406      (4,165)       6,571       563          1         311        3,763       119
Merger expense (Note
2)......................     (212,750)        --      (212,750)  (16,711)  (120,916)    (12,003)     (10,632)   (4,144)
Other--net..............       12,082         --        12,082      (114)      (145)      5,299       (3,984)     (988)
Equity in earnings of
subsidiary companies--
consolidated............          --     (190,444)     190,444   190,444        --          --           --        --
Interest revenues from
affiliated companies--
consolidated............          --     (120,973)     120,973   117,653        --        1,105          --        --
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
   Total other income
   (deductions).........     (198,262)   (315,582)     117,320   291,835   (121,060)     (5,288)     (10,853)   (5,013)
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
   Income before
   interest charges.....      261,177    (315,475)     576,652   274,068      2,604     124,436       40,314    46,223
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
Interest Charges
Interest on long-term
debt....................      108,252     (85,321)     193,573   108,051        484      24,841       16,231     9,737
Other interest expense..       28,623     (39,817)      68,440    29,257      2,120       1,624       12,718     2,392
Allowance for funds used
during construction.....      (12,458)        --       (12,458)      --         --       (1,110)      (1,941)     (342)
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
   Total interest
   charges..............      124,417    (125,138)     249,555   137,308      2,604      25,355       27,008    11,787
                           ----------   ---------   ----------  --------  ---------    --------    ---------  --------
Net Income..............   $  136,760   $(190,337)  $  327,097  $136,760  $     --     $ 99,081    $  13,306  $ 34,436
                           ==========   =========   ==========  ========  =========    ========    =========  ========
                             Basic       Diluted
                           ----------   ---------
Earnings per common
share (Note 4)..........   $     1.43   $    1.42

----
 * The elimination journal entries pertaining to this consolidating financial statement are prepared in detail form, showing the amounts pertaining to the Registrant and each subsidiary company, and are preserved with the Registrant's copy of this Form U5B.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-7

                                                                     EXHIBIT D-6

                         CONSOLIDATING INCOME STATEMENT
                      For the Year Ended December 31, 1999

                                                                 SUBSIDIARIES
                          -----------------------------------------------------------------------------------------------
                                                              CNG                                               Other
                                                  CNGP       Field      CNG       CNG Power       CNGI      Subsidiaries
                            VNG       HGI     (Page D-6-27) Services   Retail   (Page D-6-32) (Page D-6-38) (Page D-6-17)
                          --------  --------  ------------- --------  --------  ------------- ------------- -------------
                                                            (Thousands of Dollars)
Operating Revenues
Regulated gas sales.....  $190,213  $101,319    $    --     $    --   $    --      $   --        $   --        $   --
Nonregulated gas sales..       --        --      423,800     146,494   103,396         --            --            --
                          --------  --------    --------    --------  --------     -------       -------       -------
   Total gas sales......   190,213   101,319     423,800     146,494   103,396         --            --            --
Gas transportation and
storage.................     6,116     6,464         462         348       --          --            --            --
Other...................     6,506     3,502     395,807       3,398    19,793      13,821         1,452         6,863
                          --------  --------    --------    --------  --------     -------       -------       -------
   Total operating
   revenues (Note 5)....   202,835   111,285     820,069     150,240   123,189      13,821         1,452         6,863
                          --------  --------    --------    --------  --------     -------       -------       -------
Operating Expenses
Purchased gas...........    99,419    55,221      51,796     132,835   104,036         --            --            --
Liquids, capacity and
other products
purchased...............       --        --      206,569       1,929     8,509       8,220           --            --
Operation expense (Note
7)......................    47,349    29,105     200,404       8,648     8,561       3,306         5,568         8,406
Maintenance.............     6,195     5,645      16,964         --        365         --             16           --
Depreciation and
amortization (Note 6)...    14,063     5,929     230,482         --      1,602         210           139           --
Taxes, other than income
taxes...................    10,387     8,652       8,047         253       797          45           260           (15)
                          --------  --------    --------    --------  --------     -------       -------       -------
   Subtotal.............   177,413   104,552     714,262     143,665   123,870      11,781         5,983         8,391
                          --------  --------    --------    --------  --------     -------       -------       -------
   Operating income
   before income taxes..    25,422     6,733     105,807       6,575      (681)      2,040        (4,531)       (1,528)
Income taxes (Note 9)...     4,868       163       8,151       1,908    (1,511)      1,649         2,694           607
                          --------  --------    --------    --------  --------     -------       -------       -------
   Operating income.....    20,554     6,570      97,656       4,667       830         391        (7,225)       (2,135)
                          --------  --------    --------    --------  --------     -------       -------       -------
Other Income
(Deductions)
Interest revenues.......       --         12         959         196       175          32           270           170
Merger expense (Note
2)......................    (4,567)     (812)    (32,990)       (946)   (2,814)        --         (6,215)          --
Other--net..............       (40)     (822)         54         --        --          781         8,362         3,679
Equity in earnings of
subsidiary companies--
consolidated............       --        --          --          --        --          --            --            --
Interest revenues from
affiliated companies--
consolidated............         5       --           68         111       --        1,695             1           335
                          --------  --------    --------    --------  --------     -------       -------       -------
   Total other income
   (deductions).........    (4,602)   (1,622)    (31,909)       (639)   (2,639)      2,508         2,418         4,184
                          --------  --------    --------    --------  --------     -------       -------       -------
   Income before
   interest charges.....    15,952     4,948      65,747       4,028    (1,809)      2,899        (4,807)        2,049
                          --------  --------    --------    --------  --------     -------       -------       -------
Interest Charges
Interest on long-term
debt....................     6,490     2,362      24,358         --        --           88           931           --
Other interest expense..     2,881     1,916      11,566         251     1,148          32           507         2,028
Allowance for funds used
during construction.....      (183)     (113)     (8,769)        --        --          --            --            --
                          --------  --------    --------    --------  --------     -------       -------       -------
   Total interest
   charges..............     9,188     4,165      27,155         251     1,148         120         1,438         2,028
                          --------  --------    --------    --------  --------     -------       -------       -------
Net Income..............  $  6,764  $    783    $ 38,592    $  3,777  $ (2,957)    $ 2,779       $(6,245)      $    21
                          ========  ========    ========    ========  ========     =======       =======       =======

----
 * The elimination journal entries pertaining to this consolidating financial statement are prepared in detail form, showing the amounts pertaining to the Registrant and each subsidiary company, and are preserved with the Registrant's copy of this Form U5B.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-8

                                                                    EXHIBIT D-6

                       CONSOLIDATED NATURAL GAS COMPANY

                 CONSOLIDATING STATEMENT OF RETAINED EARNINGS

                     For the Year Ended December 31, 1999

                          CONSOLIDATED                                                   SUBSIDIARIES
                          ------------                                      ---------------------------------------
                              CNG      Eliminations
                              and          and       Combined                          CNGT
                          Subsidiaries Adjustments*   Total        CNG      CNGSvc (Page D-6-23)   EOG       PNG
                          ------------ ------------ ----------  ----------  ------ ------------- --------  --------
                                                          (Thousands of Dollars)
Retained Earnings
Balance at December 31,
1998....................   $1,591,543   $(594,969)  $2,186,512  $1,596,821   $--     $ 142,141   $193,330  $ 75,776
Net income for the year
1999 per accompanying
income statement........      136,760    (190,337)     327,097     136,760    --        99,081     13,306    34,436
                           ----------   ---------   ----------  ----------   ----    ---------   --------  --------
   Total................    1,728,303    (785,306)   2,513,609   1,733,581    --       241,222    206,636   110,212
Dividends declared on
common stock--cash (Note
11).....................     (185,859)    245,188     (431,047)   (185,859)   --      (122,000)   (49,877)  (44,866)
Pension liability
adjustment (Note 8).....          350         --           350         350    --           --         --        --
Foreign currency
translation adjustment..        2,718         --         2,718         --     --           --         --        --
Other...................          152         --           152         152    --           --         --        --
                           ----------   ---------   ----------  ----------   ----    ---------   --------  --------
Balance at December 31,
1999 (Note 13)..........   $1,545,664   $(540,118)  $2,085,782  $1,548,224   $--     $ 119,222   $156,759  $ 65,346
                           ==========   =========   ==========  ==========   ====    =========   ========  ========

----
 * The elimination journal entries pertaining to this consolidating financial statement are prepared in detail form, showing the amounts pertaining to the Registrant and each subsidiary company, and are preserved with the Registrant's copy of this Form U5B.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-9

                                                                    EXHIBIT D-6

                       CONSOLIDATED NATURAL GAS COMPANY

           CONSOLIDATING STATEMENT OF RETAINED EARNINGS--(Continued)

                     For the Year Ended December 31, 1999

                                                                SUBSIDIARIES
                          --------------------------------------------------------------------------------------------
                                                            CNG                                              Other
                                                CNGP       Field      CNG      CNG Power       CNGI      Subsidiaries
                            VNG      HGI    (Page D-6-28) Services  Retail   (Page D-6-33) (Page D-6-39) (Page D-6-18)
                          -------  -------  ------------- --------  -------  ------------- ------------- -------------
                                                           (Thousands of Dollars)
Retained Earnings
Balance at December 31,
1998....................  $ 3,198  $12,803    $201,664    $ 8,509   $(5,888)   $ 13,946      $ (9,231)     $(46,557)
Net income for the year
1999 per accompanying
income statement........    6,764      783      38,592      3,777    (2,957)      2,779        (6,245)           21
                          -------  -------    --------    -------   -------    --------      --------      --------
   Total................    9,962   13,586     240,256     12,286    (8,845)     16,725       (15,476)      (46,536)
Dividends declared on
common stock -- cash
(Note 11)...............   (7,525)  (1,020)        --      (4,000)      --      (15,900)          --            --
Pension liability
adjustment (Note 8).....      --       --          --         --        --          --            --            --
Foreign currency
translation adjustment..      --       --          --         --        --          --          2,718           --
Other...................      --       --          --         --        --          --            --            --
                          -------  -------    --------    -------   -------    --------      --------      --------
Balance at December 31,
1999 (Note 13)..........  $ 2,437  $12,566    $240,256     $8,286   $(8,845)   $    825      $(12,758)     $(46,536)
                          =======  =======    ========    =======   =======    ========      ========      ========

----
 * The elimination journal entries pertaining to this consolidating financial statement are prepared in detail form, showing the amounts pertaining to the Registrant and each subsidiary company, and are preserved with the Registrant's copy of this Form U5B.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-10

                                                                    EXHIBIT D-6

                       CONSOLIDATED NATURAL GAS COMPANY

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                     For the Year Ended December 31, 1999

                          CONSOLIDATED                                                 SUBSIDIARIES
                          ------------                                      --------------------------------------
                                       Eliminations                                     CNGT
                            CNG and        and       Combined                          (Page
                          Subsidiaries Adjustments*    Total        CNG      CNGSvc   D-6-24)     EOG       PNG
                          ------------ ------------ -----------  ---------  --------  --------  --------  --------
                                                        (Thousands of Dollars)
Cash Flows From
 Operating Activities
Net income..............    $136,760    $(190,337)  $   327,097  $ 136,760  $    --   $ 99,081  $ 13,306  $ 34,436
Adjustments to reconcile
 net income to net cash
 provided by (used in)
 operating activities
 Depreciation and
  amortization..........     378,710         (168)      378,878        --      5,835    60,928    43,291    16,399
 Pension cost (credit)--
  net...................     (71,823)         --        (71,823)     1,446      (920)  (20,380)  (37,478)  (16,314)
 Stock award
  amortization..........       1,525          --          1,525        328        22        12        19       --
 Deferred income taxes--
  net...................      47,038           61        46,977     (7,556)    4,555     3,670    28,230     5,340
 Investment tax credit..      (2,267)         --         (2,267)       --        --       (120)   (1,356)     (502)
 Changes in current
  assets and current
  liabilities
 Accounts receivable--
  net...................      (7,073)       7,126       (14,199)     1,180     5,789     3,901     3,074    (5,755)
 Receivables from
  affiliated companies--
  consolidated..........         --       (11,773)       11,773      9,509    (7,263)      393       524     3,725
 Inventories............      19,707       (8,595)       28,302        --         15     1,779    13,109     4,986
 Unrecovered gas costs..      (3,214)         --         (3,214)       --        --     10,660       --    (13,874)
 Accounts payable.......     (52,327)      11,170       (63,497)    (1,503)   (5,789)  (31,108)  (14,209)   (2,654)
 Payables to affiliated
  companies--
  consolidated..........         --        10,051       (10,051)    26,916   (23,853)   (1,829)   (5,909)   (1,857)
 Estimated rate
  contingencies and
  refunds...............     (31,275)         439       (31,714)       --        --    (24,307)   (4,159)   (2,833)
 Amounts payable to
  customers.............     (38,469)       2,048       (40,517)       --        --        --    (38,469)      --
 Taxes accrued..........       9,189       (4,050)       13,239      4,049        43     5,523    10,053    (2,650)
 Other--net.............     (80,204)       2,467       (82,671)      (677)   (3,499)  (33,339)   17,778       133
 Net assets held for
  sale..................      (2,910)      (2,910)          --         --        --        --        --        --
 Changes in other assets
  and other
  liabilities...........      64,817       (6,204)       71,021    (19,239)   30,127    41,844     1,934     1,999
 Excess of equity in
  earnings of subsidiary
  companies over their
  cash dividends paid--
  consolidated..........         --       (53,040)       53,040     53,040       --        --        --        --
 Other--net.............          54          --             54        704       (13)      --         14      (637)
                            --------    ---------   -----------  ---------  --------  --------  --------  --------
 Net cash provided by
  (used in) continuing
  operations............     368,238     (243,715)      611,953    204,957     5,049   116,708    29,752    19,942
 Net cash provided by
  (used in) discontinued
  operations............         (56)         --            (56)       --        --        --        --        --
                            --------    ---------   -----------  ---------  --------  --------  --------  --------
 Net cash provided by
  (used in) operating
  activities............     368,182     (243,715)      611,897    204,957     5,049   116,708    29,752    19,942
                            --------    ---------   -----------  ---------  --------  --------  --------  --------
Cash Flows From
Investing Activities
Plant construction and
 other property
 additions
 Acquisition of
  exploration and
  production assets.....    (165,844)         --       (165,844)       --        --        --        --        --
 Other..................    (444,081)         --       (444,081)       --     (3,053)  (47,356)  (60,401)  (21,567)
Proceeds from
 dispositions of prop.,
 plant and equip.--net..       7,491          --          7,491        --         28    (1,523)   (5,598)   (1,051)
Cost of other
 investments--net.......     (42,530)         --        (42,530)      (875)      --     (1,326)      --        --
Intrasystem long-term
 financing--net.........         --       390,887      (390,887)  (390,887)      --        --        --        --
Intrasystem money pool
 investments--net.......         --        20,735       (20,735)   (50,975)  (28,790)   13,265       --        --
Property transfers to
 (from) affiliates......         --           --            --         --        --        --        --        --
                            --------    ---------   -----------  ---------  --------  --------  --------  --------
 Net cash provided by
  (used in) continuing
  operations............    (644,964)     411,622    (1,056,586)  (442,737)  (31,815)  (36,940)  (65,999)  (22,618)
Net cash provided by
 (used in) discontinued
 operations.............         --           --            --         --        --        --        --        --
                            --------    ---------   -----------  ---------  --------  --------  --------  --------
 Net cash provided by
  (used in) investing
  activities............    (644,964)     411,622    (1,056,586)  (442,737)  (31,815)  (36,940)  (65,999)  (22,618)
                            --------    ---------   -----------  ---------  --------  --------  --------  --------

-------
 * The eliminations and adjustments are those required to eliminate transactions among affiliated companies and otherwise give effect to the adjusting and reclassifying entries to the consolidating balance sheets, income statements and statements of retained earnings of the Registrant and its subsidiaries.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                    D-6-11

                                                                     EXHIBIT D-6

                        CONSOLIDATED NATURAL GAS COMPANY

               CONSOLIDATING STATEMENT OF CASH FLOWS--(Continued)

                      For the Year Ended December 31, 1999

                          CONSOLIDATED                                            SUBSIDIARIES
                          ------------                                  ------------------------------------
                                       Eliminations                                CNGT
                            CNG and        and      Combined                      (Page
                          Subsidiaries Adjustments*  Total      CNG     CNGSvc   D-6-24)     EOG       PNG
                          ------------ ------------ --------  --------  -------  --------  --------  -------
                                                     (Thousands of Dollars)
Cash Flows From
 Financing Activities
Issuance of common
 stock--Registrant......         196          --         196       196      --        --        --       --
Issuance of notes--
 Registrant.............     396,680          --     396,680   396,680      --        --        --       --
Repayments of long-term
 debt...................    (125,375)         --    (125,375) (121,375)     --        --        --       --
Commercial paper--net...     125,858          --     125,858   125,858      --        --        --       --
Dividends paid--
 Registrant.............    (185,606)         --    (185,606) (185,606)     --        --        --       --
Intrasystem long-term
 financing--net.........         --      (390,887)   390,887       --    14,760    (2,077)  119,310  (10,511)
Intrasystem money pool
 borrowings
 (repayments)--net......         --       (23,338)    23,338       --    (8,055)   46,765   (53,161)  52,079
Dividends paid--
 subsidiary companies--
 consolidated...........         --       243,484   (243,484)      --       --   (128,313)  (39,549) (40,626)
Purchase of treasury
 stock..................     (12,205)         --     (12,205)  (12,205)     --        --        --       --
Sale of treasury stock..      33,013          --      33,013    33,013      --        --        --       --
                            --------    ---------   --------  --------  -------  --------  --------  -------
 Net cash provided by
  (used in) continuing
  operations............     232,561     (170,741)   403,302   236,561    6,705   (83,625)   26,600      942
Net cash provided by
 (used in) discontinued
 operations.............         --         2,603     (2,603)      --       --        --        --       --
                            --------    ---------   --------  --------  -------  --------  --------  -------
 Net cash provided by
  (used in) financing
  activities............     232,561     (168,138)   400,699   236,561    6,705   (83,625)   26,600      942
                            --------    ---------   --------  --------  -------  --------  --------  -------
 Net increase (decrease)
  in cash and TCIs......     (44,221)        (231)   (43,990)   (1,219) (20,061)   (3,857)   (9,647)  (1,734)
Cash and TCIs at January
 1, 1999................     138,112          --     138,112     1,221   82,290     3,952    16,932    5,780
                            --------    ---------   --------  --------  -------  --------  --------  -------
Cash and TCIs at
 December 31, 1999......    $ 93,891    $    (231)  $ 94,122  $      2  $62,229  $     95  $  7,285  $ 4,046
                            ========    =========   ========  ========  =======  ========  ========  =======
Continuing operations...    $ 93,891    $    (231)  $ 94,122  $      2  $62,229  $     95  $  7,285  $ 4,046
Discontinued
 operations.............         --           --         --        --       --        --        --       --
                            --------    ---------   --------  --------  -------  --------  --------  -------
 Total cash and TCIs at
  December 31...........    $ 93,891    $    (231)  $ 94,122  $      2  $62,229  $     95  $  7,285  $ 4,046
                            ========    =========   ========  ========  =======  ========  ========  =======
Supplemental Cash Flow
 Information
Cash paid for
 Interest (net of
  amounts capitalized)..    $121,158    $(116,816)  $237,974  $128,774  $ 2,604  $ 24,240  $ 25,719  $11,692
 Income taxes (net of
  refunds)..............    $ 30,714    $     --    $ 30,714  $(15,208) $(4,585) $ 52,288  $(26,315) $12,763
Non-cash investing
 activities Investment
 in partnership.........    $  1,795    $     --    $  1,795  $    --   $   --   $    --   $    --   $   --
Non-cash financing
 activities
 Issuance of common
  stock under benefit
  plans.................    $    257    $     --    $    257  $    257  $   --   $    --   $    --   $   --

--------
 * The eliminations and adjustments are those required to eliminate transactions among affiliated companies and otherwise give effect to the adjusting and reclassifying entries to the consolidating balance sheets, income statements and statements of retained earnings of the Registrant and its subsidiaries.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-12

                                                                    EXHIBIT D-6

                       CONSOLIDATED NATURAL GAS COMPANY

              CONSOLIDATING STATEMENT OF CASH FLOWS--(Continued)

                     For the Year Ended December 31, 1999

                                                        SUBSIDIARIES
                          --------------------------------------------------------------------------------
                                                                             CNG                 Other
                                               CNGP       CNG               Power     CNGI    Subsidiaries
                                               (Page     Field      CNG     (Page    (Page       (Page
                            VNG       HGI     D-6-29)   Services  Retail   D-6-34)  D-6-40)     D-6-19)
                          --------  -------  ---------  --------  -------  -------  --------  ------------
                                                   (Thousands of Dollars)
Cash Flows From
 Operating Activities
Net income..............  $  6,764  $   783  $  38,592  $  3,777  $(2,957) $ 2,779  $ (6,245)   $    21
Adjustments to reconcile
 net income to net cash
 provided by (used in)
 operating activities
 Depreciation and
  amortization..........    14,063    5,929    230,482       --     1,602      210       139        --
 Pension cost (credit)--
  net...................     4,041   (4,505)     1,700       --       357      --        230        --
 Stock award
  amortization..........       --       --       1,134       --        10      --        --         --
 Deferred income taxes--
  net...................     5,608    5,955     (6,714)     (831)     (46)     241     7,833        692
 Investment tax credit..      (152)    (137)       --        --       --       --        --         --
 Changes in current
  assets and current
  liabilities
 Accounts receivable--
  net...................    (7,126)    (557)   (10,814)     (601)  (2,477)    (781)     (276)       244
 Receivables from
  affiliated companies--
  consolidated..........    (2,935)   1,142        215     2,178    2,422      (32)      (13)     1,908
 Inventories............     8,595    2,487     (1,341)      --    (2,848)   1,520       --         --
 Unrecovered gas costs..       --       --         --        --       --       --        --         --
 Accounts payable.......    (9,448)  (1,022)      (288)    3,483     (918)    (156)     (485)       600
 Payables to affiliated
  companies--
  consolidated..........      (467)  (2,212)    (3,631)    1,501    2,519     (266)     (341)      (622)
 Estimated rate
  contingencies and
  refunds...............      (439)      24        --        --       --       --        --         --
 Amounts payable to
  customers.............    (2,048)     --         --        --       --       --        --         --
 Taxes accrued..........     4,050   (4,292)    (2,511)     (882)    (876)    (451)      304        879
 Other--net.............    (2,466)  (1,682)   (49,448)  (10,919)   1,419       17      (314)       326
 Net assets held for
  sale..................       --       --         --        --       --       --        --         --
 Changes in other assets
  and other
  liabilities...........     2,164   (1,435)    12,448     1,759    3,343      446    (6,730)     2,361
 Excess of equity in
  earnings of subsidiary
  companies over their
  cash dividends paid--
  consolidated..........       --       --         --        --       --       --        --         --
 Other--net.............       (14)     --         --        --       --       --        --         --
                          --------  -------  ---------  --------  -------  -------  --------    -------
 Net cash provided by
  (used in) continuing
  operations............    20,190      478    209,824      (535)   1,550    3,527    (5,898)     6,409
 Net cash provided by
  (used in) discontinued
  operations............       --       --         --        --       --       --        --         (56)
                          --------  -------  ---------  --------  -------  -------  --------    -------
 Net cash provided by
  (used in) operating
  activities............    20,190      478    209,824      (535)   1,550    3,527    (5,898)     6,353
                          --------  -------  ---------  --------  -------  -------  --------    -------
Cash Flows From
Investing Activities
Plant construction and
other property additions
 Acquisition of
  exploration and
  production assets.....       --       --    (165,844)      --       --       --        --         --
 Other..................   (21,398)  (7,098)  (282,552)      --       (55)     --       (601)       --
Proceeds from
 dispositions of prop.,
 plant and equip.--net..     1,801     (310)    14,144       --       --       --        --         --
Cost of other
 investments--net.......       --       --         --        --       --       --    (37,262)    (3,067)
Intrasystem long-term
 financing--net.........       --       --         --        --       --       --        --         --
Intrasystem money pool
 investments--net.......       --       --     (11,943)      --       --    42,366     1,768     13,574
Property transfers to
 (from) affiliates......       --       --         --        --       --        43       (43)       --
                          --------  -------  ---------  --------  -------  -------  --------    -------
 Net cash provided by
  (used in) continuing
  operations............   (19,597)  (7,408)  (446,195)      --       (55)  42,409   (36,138)    10,507
Net cash provided by
 (used in) discontinued
 operations.............       --       --         --        --       --       --        --         --
                          --------  -------  ---------  --------  -------  -------  --------    -------
 Net cash provided by
  (used in) investing
  activities............   (19,597)  (7,408)  (446,195)      --       (55)  42,409   (36,138)    10,507
                          --------  -------  ---------  --------  -------  -------  --------    -------

-------
 * The eliminations and adjustments are those required to eliminate transactions among affiliated companies and otherwise give effect to the adjusting and reclassifying entries to the consolidating balance sheets, income statements and statements of retained earnings of the Registrant and its subsidiaries.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                    D-6-13

                                                                     EXHIBIT D-6

                        CONSOLIDATED NATURAL GAS COMPANY

               CONSOLIDATING STATEMENT OF CASH FLOWS--(Continued)

                      For the Year Ended December 31, 1999

                                                                SUBSIDIARIES
                          -------------------------------------------------------------------------------------------
                                                            CNG                                             Other
                                                CNGP       Field     CNG      CNG Power       CNGI      Subsidiaries
                            VNG      HGI    (Page D-6-29) Services Retail   (Page D-6-35) (Page D-6-41) (Page D-6-19)
                          -------  -------  ------------- -------- -------  ------------- ------------- -------------
                                                           (Thousands of Dollars)
Cash Flows From
 Financing Activities
Issuance of common
 stock--Registrant......      --       --          --         --       --          --            --            --
Issuance of notes--
 Registrant.............      --       --          --         --       --          --            --            --
Repayments of long-term
 debt...................   (4,000)     --          --         --       --          --            --            --
Commercial paper--net...      --       --          --         --       --          --            --            --
Dividends paid--
 Registrant.............      --       --          --         --       --          --            --            --
Intrasystem long-term
 financing--net.........    3,682    7,976     268,550        --       --      (26,403)       23,000        (7,400)
Intrasystem money pool
 borrowings
 (repayments)--net......    7,863     (837)    (23,080)       173   (1,636)     (3,755)        9,835        (2,853)
Dividends paid--
 subsidiary companies--
 consolidated...........   (9,925)  (2,171)        --         --       --      (15,900)          --         (7,000)
Purchase of treasury
 stock..................      --       --          --         --       --          --            --            --
Sale of treasury stock..      --       --          --         --       --          --            --            --
                          -------  -------    --------     ------  -------    --------       -------      --------
 Net cash provided by
  (used in) continuing
  operations............   (2,380)   4,968     245,470        173   (1,636)    (46,058)       32,835       (17,253)
Net cash provided by
 (used in) discontinued
 operations.............      --       --          --         --       --          --            --         (2,603)
                          -------  -------    --------     ------  -------    --------       -------      --------
 Net cash provided by
  (used in) financing
  activities............   (2,380)   4,968     245,470        173   (1,636)    (46,058)       32,835       (19,856)
                          -------  -------    --------     ------  -------    --------       -------      --------
 Net increase (decrease)
  in cash and TCIs......   (1,787)  (1,962)      9,099       (362)    (141)       (122)       (9,201)       (2,996)
Cash and TCIs at January
 1, 1999................    2,018    4,899       6,872        366      145         123        10,447         3,067
                          -------  -------    --------     ------  -------    --------       -------      --------
Cash and TCIs at
 December 31, 1999......  $   231  $ 2,937    $ 15,971     $    4  $     4    $      1       $ 1,246      $     71
                          -------  -------    --------     ------  -------    --------       -------      --------
Continuing operations...  $   231  $ 2,937    $ 15,971     $    4  $     4    $      1       $ 1,246      $     71
Discontinued
 operations.............      --       --          --         --       --          --            --            --
                          -------  -------    --------     ------  -------    --------       -------      --------
 Total cash and TCIs at
  December 31...........  $   231  $ 2,937    $ 15,971     $    4  $     4    $      1       $ 1,246      $     71
                          =======  =======    ========     ======  =======    ========       =======      ========
Supplemental Cash Flow
 Information
Cash paid for
 Interest (net of
  amounts capitalized)..  $ 8,584  $ 4,116    $ 27,376     $  218  $ 1,140    $    273       $ 1,208      $  2,030
 Income taxes (net of
  refunds)..............  $(3,601) $(1,503)   $ 18,529     $3,766  $  (504)   $  1,745       $(5,460)     $ (1,201)
 Non-cash investing
  activities
Investment in
 partnership............  $   --   $   --     $    --      $  --   $   --     $    --        $ 1,795      $    --
Non-cash financing
 activities
Issuance of common stock
 under benefit plans....  $   --   $   --     $    --      $  --   $   --     $    --        $   --       $    --

--------
 * The eliminations and adjustments are those required to eliminate transactions among affiliated companies and otherwise give effect to the adjusting and reclassifying entries to the consolidating balance sheets, income statements and statements of retained earnings of the Registrant and its subsidiaries.
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-14

                                                                     EXHIBIT D-6

                        CONSOLIDATED NATURAL GAS COMPANY

                     CONSOLIDATING BALANCE SHEET SUPPLEMENT
                              At December 31, 1999

                                                Other          CNG        CNG      CNG
                                             Subsidiaries Prod. & Serv   Main      Oil                    CNG     CNG       CNG
                                                Total     (Page D-6-54)  Pass   Gathering CNGPSC   LNG    Coal  Research Financial
                                             ------------ ------------- ------- --------- ------  ------ ------ -------- ---------
                                                                            (Thousands of Dollars)
ASSETS
Property, Plant and Equipment (Note 6)
Gas utility and other plant......              $ 3,629       $  --      $   --   $   --   $3,629  $  --  $  --    $--      $--
Accumulated depreciation and amortization..     (3,629)         --          --       --   (3,629)    --     --     --       --
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
 Net gas utility and other
  plant..........................                  --           --          --       --      --      --     --     --       --
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
Exploration and production
 properties......................                  --           --          --       --      --      --     --     --       --
Accumulated depreciation and
 amortization....................                  --           --          --       --      --      --     --     --       --
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
 Net exploration and production
  properties.....................                  --           --          --       --      --      --     --     --       --
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
 Net property, plant and
  equipment......................                  --           --          --       --      --      --     --     --       --
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
Investments
Stocks of subsidiary companies,
 at equity-- consolidated........                  --           --          --       --      --      --     --     --       --
Notes of subsidiary companies--
 consolidated....................                  --           --          --       --      --      --     --     --       --
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
 Total investments...............                  --           --          --       --      --      --     --     --       --
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
Current Assets
Cash and temporary cash
 investments.....................                   71            5         --       --      --        1     23      1       41
Accounts receivable
 Customers.......................                1,161          566         --       --      595     --     --     --       --
 Unbilled revenues and other.....                   51          --          --       --       (2)    --      53    --       --
 Allowance for doubtful
  accounts.......................                 (173)        (173)        --       --      --      --     --     --       --
Receivables from affiliated
 companies-- consolidated........                7,758        1,295         --         3   1,659   1,012  3,718     71      --
Inventories, at cost
 Gas stored--current portion
  (Note 10)......................                  --           --          --       --      --      --     --     --       --
 Materials and supplies (average
  cost method)...................                  --           --          --       --      --      --     --     --       --
Unrecovered gas costs (Note 5)...                  --           --          --       --      --      --     --     --       --
Deferred income taxes--current
 (net) (Note 9)..................                  --           --          --       --      --      --     --     --       --
Net assets held for sale (Note
 2)..............................                  --           --          --       --      --      --     --     --       --
Prepayments and other current
 assets..........................                  100          --            7       11     --        2     80    --       --
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
 Total current assets............                8,968        1,693           7       14   2,252   1,015  3,874     72       41
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
Regulatory and Other Assets
Other investments................               50,810          --       33,390   17,420     --      --     --     --       --
Deferred charges and other assets
 (Notes 5, 7, 8, 9 and 17).......                3,811          --          --       --      --      --   3,798     13      --
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
 Total regulatory and other
  assets.........................               54,621          --       33,390   17,420     --      --   3,798     13      --
                                               -------       ------     -------  -------  ------  ------ ------   ----     ----
 Total assets....................              $63,589       $1,693     $33,397  $17,434  $2,252  $1,015 $7,672   $ 85     $ 41
                                               =======       ======     =======  =======  ======  ====== ======   ====     ====

--------
( ) denotes negative amount.
  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-15

                                                                     EXHIBIT D-6

                        CONSOLIDATED NATURAL GAS COMPANY

                     CONSOLIDATING BALANCE SHEET SUPPLEMENT
                              At December 31, 1999

                                                           CNG
                                            Other     Prod. & Serv.   CNG       CNG
                                         Subsidiaries     (Page      Main       Oil                                 CNG
                                            Total        D-6-55)     Pass    Gathering  CNGPSC    LNG   CNG Coal  Research
                                         ------------ ------------- -------  --------- --------  ------ --------  --------
                                                                          (Thousands of Dollars)
   STOCKHOLDERS' EQUITY
      AND LIABILITIES
Capitalization
Common stockholders' equity
 (Note 11)
 Common stock, par value $2.75 per share
  Authorized--400,000,000
  shares Issued--95,948,452
  shares...................                $ 58,500      $ 3,990    $   --    $   --   $ 15,520  $1,000 $ 22,360  $ 15,580
 Capital in excess of par
  value....................                      20          --          10        10       --      --       --        --
 Retained earnings, per
  accompanying statement
  (Note 13)................                 (46,536)      (3,931)     2,992     3,596   (18,187)      2  (15,491)  (15,502)
 Treasury stock, at cost
  (10,443 shares)..........                     --           --         --        --        --      --       --        --
                                           --------      -------    -------   -------  --------  ------ --------  --------
 Total common
  stockholders' equity.....                  11,984           59      3,002     3,606    (2,667)  1,002    6,869        78
                                           --------      -------    -------   -------  --------  ------ --------  --------
Long-term debt (Note 14)
 Debentures and Notes......                     --           --         --        --        --      --       --        --
 Notes payable to
  Registrant--
  consolidated.............                     --           --         --        --        --      --       --        --
                                           --------      -------    -------   -------  --------  ------ --------  --------
 Total long-term debt......                     --           --         --        --        --      --       --        --
                                           --------      -------    -------   -------  --------  ------ --------  --------
 Total capitalization......                  11,984           59      3,002     3,606    (2,667)  1,002    6,869        78
                                           --------      -------    -------   -------  --------  ------ --------  --------
Current Liabilities
Commercial paper (Note
 15).......................                     --           --         --        --        --      --       --        --
Accounts payable...........                   1,314          865        --        --        450     --        (1)      --
Payables to affiliated
 companies-- consolidated..                  41,435          592     25,880    11,502     3,457       1        1         1
Estimated rate
 contingencies and refunds
 (Note 5)..................                     --           --         --        --        --      --       --        --
Amounts payable to
 customers (Note 5)........                     --           --         --        --        --      --       --        --
Taxes accrued..............                      94          (53)      (115)      (95)       90      11      245         6
Deferred income taxes--
 current (net) (Note 9)....                     --           --         --        --        --      --       --        --
Dividends declared.........                     --           --         --        --        --      --       --        --
Other current liabilities..                   2,123        1,177        --        --        945       1      --        --
                                           --------      -------    -------   -------  --------  ------ --------  --------
 Total current
  liabilities..............                  44,966        2,581     25,765    11,407     4,942      13      245         7
                                           --------      -------    -------   -------  --------  ------ --------  --------
Deferred Credits
Deferred income taxes (Note
 9)........................                   6,639         (947)     4,630     2,421       (23)    --       558       --
Accumulated deferred
 investment tax credits....                     --           --         --        --        --      --       --        --
Deferred credits and other
 liabilities
 (Notes 5, 8 and 9)........                     --           --         --        --        --      --       --        --
                                           --------      -------    -------   -------  --------  ------ --------  --------
 Total deferred credits....                   6,639         (947)     4,630     2,421       (23)    --       558       --
                                           --------      -------    -------   -------  --------  ------ --------  --------
Commitments and
 Contingencies (Note 18)...
                                           --------      -------    -------   -------  --------  ------ --------  --------
 Total stockholders'
  equity and liabilities...                $ 63,589      $ 1,693    $33,397   $17,434  $  2,252  $1,015 $  7,672  $     85
                                           ========      =======    =======   =======  ========  ====== ========  ========
                                            CNG
                                         Financial
                                         ---------
   STOCKHOLDERS' EQUITY
      AND LIABILITIES
Capitalization
Common stockholders' equity
 (Note 11)
 Common stock, par value $2.75 per share
  Authorized--400,000,000
  shares Issued--95,948,452
  shares...................                $ 50
 Capital in excess of par
  value....................                 --
 Retained earnings, per
  accompanying statement
  (Note 13)................                 (15)
 Treasury stock, at cost
  (10,443 shares)..........                 --
                                         ---------
 Total common
  stockholders' equity.....                  35
                                         ---------
Long-term debt (Note 14)
 Debentures and Notes......                 --
 Notes payable to
  Registrant--
  consolidated.............                 --
                                         ---------
 Total long-term debt......                 --
                                         ---------
 Total capitalization......                  35
                                         ---------
Current Liabilities
Commercial paper (Note
 15).......................                 --
Accounts payable...........                 --
Payables to affiliated
 companies-- consolidated..                   1
Estimated rate
 contingencies and refunds
 (Note 5)..................                 --
Amounts payable to
 customers (Note 5)........                 --
Taxes accrued..............                   5
Deferred income taxes--
 current (net) (Note 9)....                 --
Dividends declared.........                 --
Other current liabilities..                 --
                                         ---------
 Total current
  liabilities..............                   6
                                         ---------
Deferred Credits
Deferred income taxes (Note
 9)........................                 --
Accumulated deferred
 investment tax credits....                 --
Deferred credits and other
 liabilities
 (Notes 5, 8 and 9)........                 --
                                         ---------
 Total deferred credits....                 --
                                         ---------
Commitments and
 Contingencies (Note 18)...
                                         ---------
 Total stockholders'
  equity and liabilities...                $ 41
                                         =========

--------
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-16

                                                                     EXHIBIT D-6

                        CONSOLIDATED NATURAL GAS COMPANY

                   CONSOLIDATING INCOME STATEMENT SUPPLEMENT
                      For the Year Ended December 31, 1999

                                           CNG
                                       Products and
                             Other       Services    CNG       CNG
                          Subsidiaries    (Page      Main      Oil                   CNG     CNG       CNG
                             Total       D-6-56)     Pass   Gathering CNGPSC  LNG   Coal   Research Financial
                          ------------ ------------ ------  --------- ------ -----  -----  -------- ---------
                                                       (Thousands of Dollars)
Operating Revenues
Regulated gas sales.....    $   --       $   --     $  --    $   --    $--   $ --   $ --     $--      $--
Nonregulated gas sales..        --           --        --        --     --     --     --      --       --
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
 Total gas sales........        --           --        --        --     --     --     --      --       --
Gas transportation and
 storage................        --           --        --        --     --     --     --      --       --
Other...................      6,863        6,863       --        --     --     --     --      --       --
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
 Total operating
  revenues (Note 5).....      6,863        6,863       --        --     --     --     --      --       --
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
Operating Expenses
Purchased gas...........        --           --        --        --     --     --     --      --       --
Liquids, capacity and
 other products
 purchased..............        --           --        --        --     --     --     --      --       --
Operation expense (Note
 7).....................      8,406        8,257        20       107    --       5      9       4        4
Maintenance.............        --           --        --        --     --     --     --      --       --
Depreciation and
 amortization (Note 6)..        --           --        --        --     --     --     --      --       --
Taxes, other than income
 taxes..................        (15)         (17)      --        --     --     --       2     --       --
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
 Subtotal...............      8,391        8,240        20       107    --       5     11       4        4
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
 Operating income before
  income taxes..........     (1,528)      (1,377)      (20)     (107)   --      (5)   (11)     (4)      (4)
Income taxes (Note 9)...        607       (1,230)      338     1,008    --     370    121     --       --
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
 Operating income.......     (2,135)        (147)     (358)   (1,115)   --    (375)  (132)     (4)      (4)
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
Other Income
 (Deductions)
Interest revenues.......        170          --        --        --     --       4    166     --       --
Merger expense (Note
 2).....................        --           --        --        --     --     --     --      --       --
Other--net..............      3,679       (2,265)    2,313     3,631    --     --     --      --       --
Equity in earnings of
 subsidiary companies--
 consolidated...........        --           --        --        --     --     --     --      --       --
Interest revenues from
 affiliated companies--
 consolidated...........        335           37       --        --     --     112    184       2      --
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
 Total other income
  (deductions)..........      4,184       (2,228)    2,313     3,631    --     116    350       2      --
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
 Income before interest
  charges...............      2,049       (2,375)    1,955     2,516    --    (259)   218      (2)      (4)
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
Interest Charges
Interest on long-term
 debt...................        --           --        --        --     --     --     --      --       --
Other interest expense..      2,028           10     1,361       657    --     --     --      --       --
Allowance for funds used
 during construction....        --           --        --        --     --     --     --      --       --
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
 Total interest
  charges...............      2,028           10     1,361       657    --     --     --      --       --
                            -------      -------    ------   -------   ----  -----  -----    ----     ----
Net Income..............    $    21      $(2,385)   $  594   $ 1,859   $--   $(259) $ 218    $ (2)    $ (4)
                            =======      =======    ======   =======   ====  =====  =====    ====     ====

--------
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-17

                                                                     EXHIBIT D-6

                        CONSOLIDATED NATURAL GAS COMPANY

            CONSOLIDATING STATEMENT OF RETAINED EARNINGS SUPPLEMENT
                      For the Year Ended December 31, 1999

                                          CNG
                                      Products and
                            Other       Services    CNG
                         Subsidiaries    (Page      Main   CNG Oil                               CNG        CNG
                            Total        D-6-57)    Pass  Gathering  CNGPSC    LNG   CNG Coal  Research  Financial
                         ------------ ------------ ------ --------- --------  -----  --------  --------  ---------
                                                        (Thousands of Dollars)
Retained Earnings
Balance at December 31,
 1998...................   $(46,557)    $(1,546)   $2,398  $1,737   $(18,187) $ 261  $(15,709) $(15,500)   $(11)
Net income for the year
 1999 per accompanying
 income statement.......         21      (2,385)      594   1,859        --    (259)      218        (2)     (4)
                           --------     -------    ------  ------   --------  -----  --------  --------    ----
 Total..................    (46,536)     (3,931)    2,992   3,596    (18,187)     2   (15,491)  (15,502)    (15)
Dividends declared on
 common stock-- cash
 (Note 11)..............        --          --        --      --         --     --        --        --      --
Pension liability
 adjustment (Note 8)....        --          --        --      --         --     --        --        --      --
Foreign currency
 translation
 adjustment.............        --          --        --      --         --     --        --        --      --
Other...................        --          --        --      --         --     --        --        --      --
                           --------     -------    ------  ------   --------  -----  --------  --------    ----
Balance at December 31,
 1999 (Note 13).........   $(46,536)    $(3,931)   $2,992  $3,596   $(18,187) $   2  $(15,491) $(15,502)   $(15)
                           ========     =======    ======  ======   ========  =====  ========  ========    ====

--------
( ) denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-18

                                                                     EXHIBIT D-6

                        CONSOLIDATED NATURAL GAS COMPANY

                CONSOLIDATING STATEMENT OF CASH FLOWS SUPPLEMENT
                      For the Year Ended December 31, 1999

                                              CNG
                               Other     Products and   CNG
                            Subsidiaries   Services     Main    CNG Oil                   CNG     CNG       CNG
                               Total     (Page D-6-58)  Pass   Gathering CNGPSC    LNG    Coal  Research Financial
                            ------------ ------------- ------  --------- ------  -------  ----  -------- ---------
                                                          (Thousands of Dollars)
 Cash Flows From
  Operating Activities
 Net income..............     $    21       $(2,385)   $  594   $1,859   $  --   $  (259) $218    $ (2)    $ (4)
 Adjustments to reconcile
  net income to net cash
  provided by (used in)
  operating activities
 Depreciation and
  amortization...........         --            --        --       --       --       --    --      --       --
 Pension cost (credit)--
  net....................         --            --        --       --       --       --    --      --       --
 Stock award
  amortization...........         --            --        --       --       --       --    --      --       --
 Deferred income taxes--
  net....................         692          (805)    1,063      428      --       --      6     --       --
 Investment tax credit...         --            --        --       --       --       --    --      --       --
 Changes in current
  assets and current
  liabilities
  Accounts receivable--
   net...................         244           248       --       --       --       --     (4)    --       --
  Receivables from
   affiliated companies--
   consolidated..........       1,908         1,850       --        (3)     --        65    (4)    --       --
  Inventories............         --            --        --       --       --       --    --      --       --
  Unrecovered gas costs..         --            --        --       --       --       --    --      --       --
  Accounts payable.......         600           604       --       --       --       --     (4)    --       --
  Payables to affiliated
   companies--
   consolidated..........        (622)         (649)       18        7      --         1    (1)      1        1
  Estimated rate
   contingencies and
   refunds...............         --            --        --       --       --       --    --      --       --
  Amounts payable to
   customers.............         --            --        --       --       --       --    --      --       --
  Taxes accrued..........         879           512        75      315      --        10   (28)     (5)     --
  Other--net.............         326           343        (8)     (11)     --       --      2     --       --
  Net assets held for
   sale..................         --            --        --       --       --       --    --      --       --
 Changes in other assets
  and other liabilities..       2,361         2,168     1,335   (1,198)     --       --     56     --       --
 Excess of equity in
  earnings of subsidiary
  companies over their
  cash dividends paid--
  consolidated...........         --            --        --       --       --       --    --      --       --
 Other--net..............         --            --        --       --       --       --    --      --       --
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
  Net cash provided by
   (used in) continuing
   operations............       6,409         1,886     3,077    1,397      --      (183)  241      (6)      (3)
  Net cash provided by
   (used in) discontinued
   operations............         (56)          --        --       --       (56)     --    --      --       --
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
 Net cash provided by
  (used in) operating
  activities.............       6,353         1,886     3,077    1,397      (56)    (183)  241      (6)      (3)
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
 Cash Flows From
  Investing Activities
 Plant construction and
  other property
  additions
 Acquisition of
  exploration and
  production assets......         --            --        --       --       --       --    --      --       --
 Other...................         --            --        --       --       --       --    --      --       --
 Proceeds from
  dispositions of prop.,
  plant and equip.--net..         --            --        --       --       --       --    --      --       --
 Cost of other
  investments--net.......      (3,067)           46    (3,113)     --       --       --    --      --       --
 Intrasystem long-term
  financing--net.........         --            --        --       --       --       --    --      --       --
 Intrasystem money pool
  investments--net.......      13,574          (675)      --       --       --    14,533  (253)    (31)     --
 Property transfers to
  (from) affiliates......         --            --        --       --       --       --    --      --       --
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
 Net cash provided by
  (used in) continuing
  operations.............      10,507          (629)   (3,113)     --       --    14,533  (253)    (31)     --
 Net cash provided by
  (used in) discontinued
  operations.............         --            --        --       --       --       --    --      --       --
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
 Net cash provided by
  (used in) investing
  activities.............      10,507          (629)   (3,113)     --       --    14,533  (253)    (31)     --
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
 Cash Flows From
  Financing Activities
 Issuance of common
  stock--Registrant......         --            --        --       --       --       --    --      --       --
 Issuance of notes--
  Registrant.............         --            --        --       --       --       --    --      --       --
 Repayments of long-term
  debt...................         --            --        --       --       --       --    --      --       --
 Commercial paper--net...         --            --        --       --       --       --    --      --       --
 Dividends paid--
  Registrant.............         --            --        --       --       --       --    --      --       --
 Intrasystem long-term
  financing--net.........      (7,400)          --        --       --       --    (7,400)  --      --       --
 Intrasystem money pool
  borrowings
  (repayments)--net......      (2,853)       (1,310)      (56)  (1,487)     --       --    --      --       --
 Dividends paid--
  subsidiary companies--
  consolidated...........      (7,000)          --        --       --       --    (7,000)  --      --       --
 Purchase of treasury
  stock..................         --            --        --       --       --       --    --      --       --
 Sale of treasury stock..         --            --        --       --       --       --    --      --       --
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
 Net cash provided by
  (used in) continuing
  operations.............     (17,253)       (1,310)      (56)  (1,487)     --   (14,400)  --      --       --
 Net cash provided by
  (used in) discontinued
  operations ............      (2,603)          --        --       --    (2,603)     --    --      --       --
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
 Net cash provided by
  (used in) financing
  activities.............     (19,856)       (1,310)      (56)  (1,487)  (2,603) (14,400)  --      --       --
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
 Net increase (decrease)
  in cash and TCIs.......      (2,996)          (53)      (92)     (90)  (2,659)     (50)  (12)    (37)      (3)
 Cash and TCIs at January
  1, 1999................       3,067            58        92       90    2,659       51    35      38       44
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
 Cash and TCIs at
  December 31, 1999......     $    71       $     5    $  --    $  --    $  --   $     1  $ 23    $  1     $ 41
                              =======       =======    ======   ======   ======  =======  ====    ====     ====
 Continuing operations...     $    71       $     5    $  --    $  --    $  --   $     1  $ 23    $  1     $ 41
 Discontinued
  operations.............         --            --        --       --       --       --    --      --       --
                              -------       -------    ------   ------   ------  -------  ----    ----     ----
 Total cash and TCIs at
  December 31............     $    71       $     5    $  --    $  --    $  --   $     1  $ 23    $  1     $ 41
                              =======       =======    ======   ======   ======  =======  ====    ====     ====
 Supplemental Cash Flow
  Information
 Cash paid for
 Interest (net of amounts
  capitalized)...........     $ 2,030       $    17    $1,345   $  655   $   13  $   --   $--     $--      $--
 Income taxes (net of
  refunds)...............     $(1,201)      $  (968)   $ (800)  $  265   $ (225) $   362  $160    $  5     $--
 Non-cash investing
  activities Investment
  in partnership.........     $   --        $   --     $  --    $  --    $  --   $   --   $--     $--      $--
 Non-cash financing
  activities Issuance of
  common stock under
  benefit plans..........     $   --        $   --     $  --    $  --    $  --   $   --   $--     $--      $--

-------
( )denotes negative amount.

  The Notes to Consolidated Financial Statements are an integral part of this statement (see Note on page D-6-1).

                                     D-6-19

                                                                     EXHIBIT D-6

                          CNG TRANSMISSION CORPORATION

                          CONSOLIDATING BALANCE SHEET
                              At December 31, 1999

                             CNGT     Eliminations
                             and          and       Combined                 CNG
                          Subsidiary  Adjustments    Total        CNGT     Iroquois
                          ----------  ------------ ----------  ----------  --------
                                          (Thousands of Dollars)
         ASSETS
Property, Plant and
 Equipment
Gas utility and other
 plant..................  $2,109,020    $    --    $2,109,020  $2,109,020  $   --
Accumulated depreciation
 and amortization.......    (952,939)        --      (952,939)   (952,939)     --
                          ----------    --------   ----------  ----------  -------
 Net gas utility and
  other plant...........   1,156,081         --     1,156,081   1,156,081      --
                          ----------    --------   ----------  ----------  -------
Exploration and produc-
 tion properties........     228,132         --       228,132     228,132      --
Accumulated depreciation
 and amortization.......    (208,609)        --      (208,609)   (208,609)     --
                          ----------    --------   ----------  ----------  -------
 Net exploration and
  production proper-
  ties..................      19,523         --        19,523      19,523      --
                          ----------    --------   ----------  ----------  -------
 Net property, plant and
  equipment.............   1,175,604         --     1,175,604   1,175,604      --
                          ----------    --------   ----------  ----------  -------
Investments
Stock of subsidiary
 company, at equity--
 consolidated...........         --      (39,709)      39,709      39,709      --
Notes of subsidiary com-
 pany--consolidated.....         --          --           --          --       --
                          ----------    --------   ----------  ----------  -------
 Total investments......         --      (39,709)      39,709      39,709      --
                          ----------    --------   ----------  ----------  -------
Current Assets
Cash and temporary cash
 investments............          95         --            95          94        1
Accounts receivable
 Customers..............      43,862         --        43,862      43,862      --
 Unbilled revenues and
  other.................       2,721         --         2,721       2,721      --
 Allowance for doubtful
  accounts..............         --          --           --          --       --
Receivables from
 affiliated companies--
 consolidated...........      27,990      (1,431)      29,421      18,664   10,757
Inventories, at cost
 Gas stored--current
  portion...............         --          --           --          --       --
 Materials and supplies
  (average cost
  method)...............       9,063         --         9,063       9,063      --
Unrecovered gas costs...      19,856         --        19,856      19,856      --
Deferred income taxes--
 current................       4,514         --         4,514       4,514      --
Prepayments and other
 current assets.........      62,606         --        62,606      62,604        2
                          ----------    --------   ----------  ----------  -------
 Total current assets...     170,707      (1,431)     172,138     161,378   10,760
                          ----------    --------   ----------  ----------  -------
Regulatory and Other As-
 sets
Other investments.......      38,498         --        38,498         --    38,498
Deferred charges and
 other assets...........      95,150         --        95,150      95,150      --
                          ----------    --------   ----------  ----------  -------
 Total regulatory and
  other assets..........     133,648         --       133,648      95,150   38,498
                          ----------    --------   ----------  ----------  -------
 Total assets...........  $1,479,959    $(41,140)  $1,521,099  $1,471,841  $49,258
                          ==========    ========   ==========  ==========  =======

--------
( ) denotes negative amount.

                                     D-6-20

                                                                     EXHIBIT D-6

                          CNG TRANSMISSION CORPORATION

                          CONSOLIDATING BALANCE SHEET

                              At December 31, 1999

                                     Eliminations
                           CNGT and      and       Combined               CNG
                          Subsidiary Adjustments    Total       CNGT    Iroquois
                          ---------- ------------ ---------- ---------- --------
                                          (Thousands of Dollars)
STOCKHOLDER'S EQUITY AND
       LIABILITIES
Capitalization
Common stockholder's
 equity
  Common stock..........  $  601,000   $(23,940)  $  624,940 $  601,000 $23,940
  Capital in excess of
   par value............       2,254        --         2,254      2,254     --
  Retained earnings, per
   accompanying
   statement............     119,222    (15,769)     134,991    119,222  15,769
  Treasury stock, at
   cost.................         --         --           --         --      --
                          ----------   --------   ---------- ---------- -------
    Total common
     stockholder's
     equity.............     722,476    (39,709)     762,185    722,476  39,709
                          ----------   --------   ---------- ---------- -------
Long-term debt
  Debentures and Notes..         --         --           --         --      --
  Notes payable to
   Parent Company.......     337,426        --       337,426    337,426     --
                          ----------   --------   ---------- ---------- -------
    Total long-term
     debt...............     337,426        --       337,426    337,426     --
                          ----------   --------   ---------- ---------- -------
    Total
     capitalization.....   1,059,902    (39,709)   1,099,611  1,059,902  39,709
                          ----------   --------   ---------- ---------- -------
Current Liabilities
Commercial paper........         --         --           --         --      --
Accounts payable........      23,863        --        23,863     23,863     --
Payables to affiliated
 companies--
 consolidated...........      98,616     (1,431)     100,047     98,615   1,432
Estimated rate
 contingencies and
 refunds................      32,639        --        32,639     32,639     --
Amounts payable to
 customers..............         --         --           --         --      --
Taxes accrued...........      33,731        --        33,731     34,116    (385)
Deferred income taxes--
 current................         --         --           --         --      --
Dividends declared......         --         --           --         --      --
Other current
 liabilities............      18,140        --        18,140     18,140     --
                          ----------   --------   ---------- ---------- -------
    Total current
     liabilities........     206,989     (1,431)     208,420    207,373   1,047
                          ----------   --------   ---------- ---------- -------
Deferred Credits
Deferred income taxes...     190,236        --       190,236    181,734   8,502
Accumulated deferred
 investment tax
 credits................         --         --           --         --      --
Deferred credits and
 other liabilities......      22,832        --        22,832     22,832     --
                          ----------   --------   ---------- ---------- -------
    Total deferred
     credits............     213,068        --       213,068    204,566   8,502
                          ----------   --------   ---------- ---------- -------
Commitments and
 Contingencies
                          ----------   --------   ---------- ---------- -------
    Total stockholder's
     equity and
     liabilities........  $1,479,959   $(41,140)  $1,521,099 $1,471,841 $49,258
                          ==========   ========   ========== ========== =======

--------
( ) denotes negative amount.

                                     D-6-21

                                                                     EXHIBIT D-6

                          CNG TRANSMISSION CORPORATION

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                                      Eliminations
                            CNGT and      and      Combined              CNG
                           Subsidiary Adjustments   Total      CNGT    Iroquois
                           ---------- ------------ --------  --------  --------
                                         (Thousands of Dollars)
Operating Revenues
Regulated gas sales......   $    --     $   --     $    --   $    --   $   --
Nonregulated gas sales...     32,357        --       32,357    32,357      --
                            --------    -------    --------  --------  -------
  Total gas sales........     32,357        --       32,357    32,357      --
Gas transportation and
 storage.................    471,089        --      471,089   471,089      --
Other....................     43,532        --       43,532    43,532      --
                            --------    -------    --------  --------  -------
  Total operating
   revenues..............    546,978        --      546,978   546,978      --
                            --------    -------    --------  --------  -------
Operating Expenses
Purchased gas............     13,804        --       13,804    13,804      --
Liquids, capacity and
 other products
 purchased...............     56,935        --       56,935    56,935      --
Operation expense........    160,689        --      160,689   160,667       22
Maintenance..............     29,379        --       29,379    29,379      --
Depreciation and
 amortization............     60,928        --       60,928    60,928      --
Taxes, other than income
 taxes...................     37,465        --       37,465    37,295      170
                            --------    -------    --------  --------  -------
  Subtotal...............    359,200        --      359,200   359,008      192
                            --------    -------    --------  --------  -------
  Operating income before
   income taxes..........    187,778        --      187,778   187,970     (192)
Income taxes.............     58,054        --       58,054    55,772    2,282
                            --------    -------    --------  --------  -------
  Operating income.......    129,724        --      129,724   132,198   (2,474)
                            --------    -------    --------  --------  -------
Other Income (Deductions)
Interest revenues........        311        --          311       305        6
Merger expense...........    (12,003)       --      (12,003)  (12,003)     --
Other--net...............      5,299        --        5,299      (412)   5,711
Equity in earnings of
 subsidiary company--
 consolidated............        --      (3,669)      3,669     3,669      --
Interest revenues from
 affiliated companies--
 consolidated............      1,105        --        1,105       679      426
                            --------    -------    --------  --------  -------
  Total other income
   (deductions)..........     (5,288)    (3,669)     (1,619)   (7,762)   6,143
                            --------    -------    --------  --------  -------
  Income before interest
   charges...............    124,436     (3,669)    128,105   124,436    3,669
                            --------    -------    --------  --------  -------
Interest Charges
Interest on long-term
 debt....................     24,841        --       24,841    24,841      --
Other interest expense...      1,624        --        1,624     1,624      --
Allowance for funds used
 during construction.....     (1,110)       --       (1,110)   (1,110)     --
                            --------    -------    --------  --------  -------
  Total interest
   charges...............     25,355        --       25,355    25,355      --
                            --------    -------    --------  --------  -------
Net Income...............   $ 99,081    $(3,669)   $102,750  $ 99,081  $ 3,669
                            ========    =======    ========  ========  =======

--------
( ) denotes negative amount.

                                     D-6-22

                                                                     EXHIBIT D-6

                          CNG TRANSMISSION CORPORATION

                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS

                      For the Year Ended December 31, 1999

                                     Eliminations
                          CNGT and       and      Combined                CNG
                         Subsidiary  Adjustments    Total      CNGT     Iroquois
                         ----------  ------------ ---------  ---------  --------
                                        (Thousands of Dollars)
Retained Earnings
Balance at December 31,
 1998................... $ 142,141     $(14,925)  $ 157,066  $ 142,141  $14,925
Net income for the year
 1999 per accompanying
 income statement ......    99,081       (3,669)    102,750     99,081    3,669
                         ---------     --------   ---------  ---------  -------
  Total.................   241,222      (18,594)    259,816    241,222   18,594
Dividends declared on
 common stock--cash.....  (122,000)       2,825    (124,825)  (122,000)  (2,825)
                         ---------     --------   ---------  ---------  -------
Balance at December 31,
 1999................... $ 119,222     $(15,769)  $ 134,991  $ 119,222  $15,769
                         =========     ========   =========  =========  =======

--------
(  ) denotes negative amount.

                                     D-6-23

                                                                     EXHIBIT D-6
                          CNG TRANSMISSION CORPORATION

                     CONSOLIDATING STATEMENT OF CASH FLOWS
                      For the Year Ended December 31, 1999

                             CNGT     Eliminations
                             and          and      Combined                CNG
                          Subsidiary  Adjustments    Total      CNGT     Iroquois
                          ----------  ------------ ---------  ---------  --------
                                         (Thousands of Dollars)
Cash Flows From
 Operating Activities
Net income..............  $  99,081     $(3,669)   $ 102,750  $  99,081  $ 3,669
Adjustments to reconcile
 net income to net cash
 provided by (used in)
 operating activities
 Depreciation and
  amortization..........     60,928         --        60,928     60,928      --
 Pension cost (credit)--
  net...................    (20,380)        --       (20,380)   (20,380)     --
 Stock award
  amortization..........         12         --            12         12      --
 Deferred income taxes--
  net...................      3,670         --         3,670      2,020    1,650
 Investment tax credit..       (120)        --          (120)      (120)     --
 Changes in current
  assets and current
  liabilities
 Accounts receivable--
  net...................      3,901         --         3,901      3,901      --
 Receivables from
  affiliated companies--
  consolidated..........        393          19          374        385      (11)
 Inventories............      1,779         --         1,779      1,779      --
 Unrecovered gas costs..     10,660         --        10,660     10,660      --
 Accounts payable.......    (31,108)        --       (31,108)   (31,108)     --
 Payables to affiliated
  companies--
  consolidated..........     (1,829)        (19)      (1,810)    (1,830)      20
 Estimated rate
  contingencies and
  refunds...............    (24,307)        --       (24,307)   (24,307)     --
 Amounts payable to
  customers.............        --          --           --         --       --
 Taxes accrued..........      5,523         --         5,523      6,231     (708)
 Other--net.............    (33,339)        --       (33,339)   (33,346)       7
 Changes in other assets
  and other
  liabilities...........     41,844         --        41,844     42,231     (387)
 Excess of equity in
  earnings of subsidiary
  companies over their
  cash dividends paid--
  consolidated..........        --        2,256       (2,256)    (2,256)     --
 Other--net.............        --          --           --         --       --
                          ---------     -------    ---------  ---------  -------
 Net cash provided by
  (used in) continuing
  operations............    116,708      (1,413)     118,121    113,881    4,240
Net cash provided by
 (used in) discontinued
 operations.............        --          --           --         --       --
                          ---------     -------    ---------  ---------  -------
 Net cash provided by
  (used in) operating
  activities............    116,708      (1,413)     118,121    113,881    4,240
                          ---------     -------    ---------  ---------  -------
Cash Flows From
 Investing Activities
Plant construction and
 other property
 additions..............    (47,356)        --       (47,356)   (47,356)     --
Proceeds from
 dispositions of prop.,
 plant and equip.--net..     (1,523)        --        (1,523)    (1,523)     --
Cost of other
 investments--net.......     (1,326)        --        (1,326)       --    (1,326)
Intrasystem long-term
 financing--net.........        --          --           --         --       --
Intrasystem money pool
 investments--net.......     13,265         --        13,265     14,815   (1,550)
Property transfers to
 (from) affiliates......        --          --           --         --       --
                          ---------     -------    ---------  ---------  -------
 Net cash provided by
  (used in) continuing
  operations............    (36,940)        --       (36,940)   (34,064)  (2,876)
Net cash provided by
 (used in) discontinued
 operations.............        --          --           --         --       --
                          ---------     -------    ---------  ---------  -------
 Net cash provided by
  (used in) investing
  activities............    (36,940)        --       (36,940)   (34,064)  (2,876)
                          ---------     -------    ---------  ---------  -------
Cash Flows From
 Financing Activities
Issuance of common
 stock..................        --          --           --         --       --
Issuance of notes.......        --          --           --         --       --
Repayments of long-term
 debt...................        --          --           --         --       --
Commercial paper--net...        --          --           --         --       --
Dividends paid..........        --          --           --         --       --
Intrasystem long-term
 financing--net.........     (2,077)        --        (2,077)    (2,077)     --
Intrasystem money pool
 borrowings
 (repayments)--net......     46,765         --        46,765     46,765      --
Dividends paid--
 subsidiary companies--
 consolidated...........   (128,313)      1,413     (129,726)  (128,313)  (1,413)
Purchase of treasury
 stock..................        --          --           --         --       --
Sale of treasury stock..        --          --           --         --       --
                          ---------     -------    ---------  ---------  -------
 Net cash provided by
  (used in) continuing
  operations............    (83,625)      1,413      (85,038)   (83,625)  (1,413)
Net cash provided by
 (used in) discontinued
 operations.............        --          --           --         --       --
                          ---------     -------    ---------  ---------  -------
 Net cash provided by
  (used in) financing
  activities............    (83,625)      1,413      (85,038)   (83,625)  (1,413)
                          ---------     -------    ---------  ---------  -------
 Net increase (decrease)
  in cash and TCIs......     (3,857)        --        (3,857)    (3,808)     (49)
Cash and TCIs at January
 1, 1999................      3,952         --         3,952      3,902       50
                          ---------     -------    ---------  ---------  -------
Cash and TCIs at
 December 31, 1999......  $      95     $   --     $      95  $      94  $     1
                          =========     =======    =========  =========  =======
Continuing operations...  $      95     $   --     $      95  $      94  $     1
Discontinued
 operations.............        --          --           --         --       --
                          ---------     -------    ---------  ---------  -------
 Total cash and TCIs at
  December 31...........  $      95     $   --     $      95  $      94  $     1
                          =========     =======    =========  =========  =======
Supplemental Cash Flow
 Information
Cash paid for
 Interest (net of
  amounts capitalized)..  $  24,240     $   --     $  24,240  $  24,240  $   --
 Income taxes (net of
  refunds)..............  $  52,288     $   --     $  52,288  $  50,965  $ 1,323

--------
( ) denotes negative amount.

                                     D-6-24

                                                                     EXHIBIT D-6

                             CNG PRODUCING COMPANY

                          CONSOLIDATING BALANCE SHEET
                              At December 31, 1999

                             CNGP      Eliminations
                              and          and       Combined                   CNG
                          Subsidiary   Adjustments     Total        CNGP      Pipeline
                          -----------  ------------ -----------  -----------  --------
                                           (Thousands of Dollars)
         ASSETS
Property, Plant and
 Equipment
Gas utility and other
 plant..................  $       --     $   --     $       --   $       --   $   --
Accumulated depreciation
 and amortization.......          --         --             --           --       --
                          -----------    -------    -----------  -----------  -------
    Net gas utility and
     other plant........          --         --             --           --       --
                          -----------    -------    -----------  -----------  -------
Exploration and
 production properties..    4,164,187        --       4,164,187    4,159,660    4,527
Accumulated depreciation
 and amortization.......   (2,669,827)       --      (2,669,827)  (2,665,653)  (4,174)
                          -----------    -------    -----------  -----------  -------
    Net exploration and
     production
     properties.........    1,494,360        --       1,494,360    1,494,007      353
                          -----------    -------    -----------  -----------  -------
    Net property, plant
     and equipment......    1,494,360        --       1,494,360    1,494,007      353
                          -----------    -------    -----------  -----------  -------
Investments
Stock of subsidiary
 company, at equity--
 consolidated...........          --      (1,441)         1,441        1,441      --
Notes of subsidiary
 company--consolidated..          --         --             --           --       --
                          -----------    -------    -----------  -----------  -------
    Total investments...          --      (1,441)         1,441        1,441      --
                          -----------    -------    -----------  -----------  -------
Current Assets
Cash and temporary cash
 investments............       15,971        --          15,971       15,935       36
Accounts receivable
  Customers.............        4,587        --           4,587        4,587      --
  Unbilled revenues and
   other................       95,003        --          95,003       94,967       36
  Allowance for doubtful
   accounts.............       (1,000)       --          (1,000)      (1,000)     --
Receivables from
 affiliated companies--
 consolidated...........       16,127       (138)        16,265       15,066    1,199
Inventories, at cost
  Gas stored--current
   portion..............          --         --             --           --       --
  Materials and supplies
   (average cost
   method)..............        2,933        --           2,933        2,933      --
Unrecovered gas costs...          --         --             --           --       --
Deferred income taxes--
 current................           82        --              82           82      --
Prepayments and other
 current assets.........       34,876        --          34,876       34,822       54
                          -----------    -------    -----------  -----------  -------
    Total current
     assets.............      168,579       (138)       168,717      167,392    1,325
                          -----------    -------    -----------  -----------  -------
Regulatory and Other
 Assets
Other investments.......          --         --             --           --       --
Deferred charges and
 other assets...........         (465)       --            (465)        (465)     --
                          -----------    -------    -----------  -----------  -------
    Total regulatory and
     other assets.......         (465)       --            (465)        (465)     --
                          -----------    -------    -----------  -----------  -------
    Total assets........  $ 1,662,474    $(1,579)   $ 1,664,053  $ 1,662,375  $ 1,678
                          ===========    =======    ===========  ===========  =======

--------
( ) denotes negative amount.

                                     D-6-25

                                                                     EXHIBIT D-6

                             CNG PRODUCING COMPANY

                          CONSOLIDATING BALANCE SHEET
                              At December 31, 1999

                             CNGP    Eliminations
                             and         and       Combined               CNG
                          Subsidiary Adjustments    Total       CNGP    Pipeline
                          ---------- ------------ ---------- ---------- --------
                                          (Thousands of Dollars)
STOCKHOLDER'S EQUITY AND
       LIABILITIES
Capitalization
Common stockholder's
 equity
  Common stock..........  $  439,000   $(1,200)   $  440,200 $  439,000  $1,200
  Capital in excess of
   par value............         --        --            --         --      --
  Retained earnings, per
   accompanying
   statement............     240,256      (241)      240,497    240,256     241
  Treasury stock, at
   cost.................         --        --            --         --      --
                          ----------   -------    ---------- ----------  ------
    Total common
     stockholder's
     equity.............     679,256    (1,441)      680,697    679,256   1,441
                          ----------   -------    ---------- ----------  ------
Long-term debt
  Debentures and Notes..         --        --            --         --      --
  Notes payable to
   Parent Company.......     519,675       --        519,675    519,675     --
                          ----------   -------    ---------- ----------  ------
    Total long-term
     debt...............     519,675       --        519,675    519,675     --
                          ----------   -------    ---------- ----------  ------
    Total
     capitalization.....   1,198,931    (1,441)    1,200,372  1,198,931   1,441
                          ----------   -------    ---------- ----------  ------
Current Liabilities
Commercial paper........         --        --            --         --      --
Accounts payable........     136,347       --        136,347    136,327      20
Payables to affiliated
 companies--
 consolidated...........      14,231      (138)       14,369     14,284      85
Estimated rate
 contingencies and
 refunds................         --        --            --         --      --
Amounts payable to
 customers..............         --        --            --         --      --
Taxes accrued...........       2,999       --          2,999      2,991       8
Deferred income taxes--
 current................         --        --            --         --      --
Dividends declared......         --        --            --         --      --
Other current
 liabilities............       5,671       --          5,671      5,671     --
                          ----------   -------    ---------- ----------  ------
    Total current
     liabilities........     159,248      (138)      159,386    159,273     113
                          ----------   -------    ---------- ----------  ------
Deferred Credits
Deferred income taxes...     250,506       --        250,506    250,382     124
Accumulated deferred
 investment tax
 credits................         --        --            --         --      --
Deferred credits and
 other liabilities......      53,789       --         53,789     53,789     --
                          ----------   -------    ---------- ----------  ------
    Total deferred
     credits............     304,295       --        304,295    304,171     124
                          ----------   -------    ---------- ----------  ------
Commitments and
 Contingencies
                          ----------   -------    ---------- ----------  ------
    Total stockholder's
     equity and
     liabilities........  $1,662,474   $(1,579)   $1,664,053 $1,662,375  $1,678
                          ==========   =======    ========== ==========  ======

--------
( )denotes negative amount.

                                     D-6-26

                                                                     EXHIBIT D-6

                             CNG PRODUCING COMPANY

                         CONSOLIDATING INCOME STATEMENT
                      For the Year Ended December 31, 1999

                              CNGP    Eliminations
                              and         and      Combined              CNG
                           Subsidiary Adjustments   Total      CNGP    Pipeline
                           ---------- ------------ --------  --------  --------
                                         (Thousands of Dollars)
Operating Revenues
Regulated gas sales......   $    --      $ --      $    --   $    --     $--
Nonregulated gas sales...    423,800       --       423,800   423,800     --
                            --------     -----     --------  --------    ----
  Total gas sales........    423,800       --       423,800   423,800     --
Gas transportation and
 storage.................        462      (768)       1,230       462     768
Other....................    395,807       --       395,807   395,764      43
                            --------     -----     --------  --------    ----
  Total operating
   revenues..............    820,069      (768)     820,837   820,026     811
                            --------     -----     --------  --------    ----
Operating Expenses
Purchased gas............     51,796       --        51,796    51,796     --
Liquids, capacity and
 other products
 purchased...............    206,569      (768)     207,337   207,337     --
Operation expense........    200,404       --       200,404   200,187     217
Maintenance..............     16,964       --        16,964    16,964     --
Depreciation and
 amortization............    230,482       --       230,482   230,394      88
Taxes, other than income
 taxes...................      8,047       --         8,047     8,041       6
                            --------     -----     --------  --------    ----
  Subtotal...............    714,262      (768)     715,030   714,719     311
                            --------     -----     --------  --------    ----
  Operating income before
   income taxes..........    105,807       --       105,807   105,307     500
Income taxes.............      8,151       --         8,151     7,952     199
                            --------     -----     --------  --------    ----
  Operating income.......     97,656       --        97,656    97,355     301
                            --------     -----     --------  --------    ----
Other Income (Deductions)
Interest revenues........        959       --           959       958       1
Merger expense...........    (32,990)      --       (32,990)  (32,990)    --
Other--net...............         54       --            54        54     --
Equity in earnings of
 subsidiary company--
 consolidated............        --       (365)         365       365     --
Interest revenues from
 affiliated companies--
 consolidated............         68       --            68         5      63
                            --------     -----     --------  --------    ----
  Total other income
   (deductions)..........    (31,909)     (365)     (31,544)  (31,608)     64
                            --------     -----     --------  --------    ----
  Income before interest
   charges...............     65,747      (365)      66,112    65,747     365
                            --------     -----     --------  --------    ----
Interest Charges
Interest on long-term
 debt....................     24,358       --        24,358    24,358     --
Other interest expense...     11,566       --        11,566    11,566     --
Allowance for funds used
 during construction.....     (8,769)      --        (8,769)   (8,769)    --
                            --------     -----     --------  --------    ----
  Total interest
   charges...............     27,155       --        27,155    27,155     --
                            --------     -----     --------  --------    ----
Net Income...............   $ 38,592     $(365)    $ 38,957  $ 38,592    $365
                            ========     =====     ========  ========    ====

--------
( ) denotes negative amount.

                                     D-6-27

                                                                     EXHIBIT D-6

                             CNG PRODUCING COMPANY

                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                      For the Year Ended December 31, 1999

                                CNGP    Eliminations
                                and         and      Combined             CNG
                             Subsidiary Adjustments   Total      CNGP   Pipeline
                             ---------- ------------ --------  -------- --------
                                           (Thousands of Dollars)
Retained Earnings
Balance at December 31,
 1998......................   $201,664     $(296)    $201,960  $201,664   $296
Net income for the year
 1999 per accompanying in-
 come statement............     38,592      (365)      38,957    38,592    365
                              --------     -----     --------  --------   ----
 Total.....................    240,256      (661)     240,917   240,256    661
Dividends declared on com-
 mon stock--cash...........        --        420         (420)      --    (420)
                              --------     -----     --------  --------   ----
Balance at December 31,
 1999......................   $240,256     $(241)    $240,497  $240,256   $241
                              ========     =====     ========  ========   ====

--------
( ) denotes negative amount.

                                     D-6-28

                                                                     EXHIBIT D-6

                             CNG PRODUCING COMPANY

                     CONSOLIDATING STATEMENT OF CASH FLOWS
                      For the Year Ended December 31, 1999

                                      Eliminations
                            CNGP and      and      Combined              CNG
                           Subsidiary Adjustments   Total      CNGP    Pipeline
                           ---------- ------------ --------  --------  --------
                                         (Thousands of Dollars)
Cash Flows From Operating
 Activities
Net income...............   $ 38,592     $(365)    $ 38,957  $ 38,592    $365
Adjustments to reconcile
 net income to net cash
 provided by (used in)
 operating activities
 Depreciation and
  amortization...........    230,482       --       230,482   230,394      88
 Pension cost (credit)--
  net....................      1,700       --         1,700     1,700     --
 Stock award
  amortization...........      1,134       --         1,134     1,134     --
 Deferred income taxes--
  net....................     (6,714)      --        (6,714)   (6,683)    (31)
 Investment tax credit...        --        --           --        --      --
 Changes in current
  assets and current
  liabilities
   Accounts receivable--
    net..................    (10,814)      --       (10,814)  (10,816)      2
   Receivables from
    affiliated
    companies--
    consolidated.........        215      (406)         621       582      39
   Inventories...........     (1,341)      --        (1,341)   (1,341)    --
   Unrecovered gas
    costs................        --        --           --        --      --
   Accounts payable......       (288)      --          (288)     (239)    (49)
   Payables to affiliated
    companies--
    consolidated.........     (3,631)      406       (4,037)   (3,853)   (184)
   Estimated rate
    contingencies and
    refunds..............        --        --           --        --      --
   Amounts payable to
    customers............        --        --           --        --      --
   Taxes accrued.........     (2,511)      --        (2,511)   (2,466)    (45)
   Other--net............    (49,448)      --       (49,448)  (49,498)     50
 Changes in other assets
  and other
  liabilities............     12,448       --        12,448    12,462     (14)
 Excess of equity in
  earnings of subsidiary
  companies over their
  cash dividends paid--
  consolidated...........        --        (55)          55        55     --
 Other--net..............        --        --           --        --      --
                            --------     -----     --------  --------    ----
   Net cash provided by
    (used in) continuing
    operations...........    209,824      (420)     210,244   210,023     221
Net cash provided by
 (used in) discontinued
 operations..............        --        --           --        --      --
                            --------     -----     --------  --------    ----
 Net cash provided by
  (used in) operating
  activities.............    209,824      (420)     210,244   210,023     221
                            --------     -----     --------  --------    ----
Cash Flows From Investing
 Activities
Plant construction and
 other property additions
 Acquisition of
  exploration and
  production assets......   (165,844)      --      (165,844) (165,844)    --
 Other...................   (282,552)      --      (282,552) (282,552)    --
Proceeds from
 dispositions of prop.,
 plant and equip.--net...     14,144       --        14,144    14,144     --
Cost of other
 investments--net........        --        --           --        --      --
Intrasystem long-term
 financing--net..........        --        --           --        --      --
Intrasystem money pool
 investments--net........    (11,943)      --       (11,943)  (12,139)    196
Property transfers to
 (from) affiliates.......        --        --           --        --      --
                            --------     -----     --------  --------    ----
   Net cash provided by
    (used in) continuing
    operations...........   (446,195)      --      (446,195) (446,391)    196
Net cash provided by
 (used in) discontinued
 operations..............        --        --           --        --      --
                            --------     -----     --------  --------    ----
   Net cash provided by
    (used in) investing
    activities...........   (446,195)      --      (446,195) (446,391)    196
                            --------     -----     --------  --------    ----
Cash Flows From Financing
 Activities
Issuance of common
 stock...................        --        --           --        --      --
Issuance of notes........        --        --           --        --      --
Repayments of long-term
 debt....................        --        --           --        --      --
Commercial paper--net....        --        --           --        --      --
Dividends paid...........        --        --           --        --      --
Intrasystem long-term
 financing--net..........    268,550       --       268,550   268,550     --
Intrasystem money pool
 borrowings
 (repayments)--net.......    (23,080)      --       (23,080)  (23,080)    --
Dividends paid--
 subsidiary companies--
 consolidated............        --        420         (420)      --     (420)
Purchase of treasury
 stock...................        --        --           --        --      --
Sale of treasury stock...        --        --           --        --      --
                            --------     -----     --------  --------    ----
   Net cash provided by
    (used in) continuing
    operations...........    245,470       420      245,050   245,470    (420)
Net cash provided by
 (used in) discontinued
 operations..............        --        --           --        --      --
                            --------     -----     --------  --------    ----
   Net cash provided by
    (used in) financing
    activities...........    245,470       420      245,050   245,470    (420)
                            --------     -----     --------  --------    ----
   Net increase
    (decrease) in cash
    and TCIs.............      9,099       --         9,099     9,102      (3)
Cash and TCIs at January
 1, 1999.................      6,872       --         6,872     6,833      39
                            --------     -----     --------  --------    ----
Cash and TCIs at December
 31, 1999................   $ 15,971     $ --      $ 15,971  $ 15,935    $ 36
                            ========     =====     ========  ========    ====
Continuing operations....   $ 15,971     $ --      $ 15,971  $ 15,935    $ 36
                            --------     -----     --------  --------    ----
Discontinued operations..        --        --           --        --      --
                            --------     -----     --------  --------    ----
   Total cash and TCIs at
    December 31..........   $ 15,971     $ --      $ 15,971  $ 15,935    $ 36
                            ========     =====     ========  ========    ====
Supplemental Cash Flow
 Information
Cash paid for
 Interest (net of
  amounts capitalized)...   $ 27,376     $ --      $ 27,376  $ 27,376    $--
 Income taxes (net of
  refunds)...............   $ 18,529     $ --      $ 18,529  $ 18,253    $276

--------
( ) denotes negative amount.

                                     D-6-29

                                                                     EXHIBIT D-6

                               CNG POWER COMPANY

                          CONSOLIDATING BALANCE SHEET
                              At December 31, 1999

                           CNG Power   Eliminations
                              and          and      Combined    CNG           CNG Bear Granite
                          Subsidiaries Adjustments   Total     Power   CNGMCS Mountain  Road
                          ------------ ------------ --------  -------  ------ -------- -------
                                                (Thousands of Dollars)
         ASSETS
Property, Plant and
 Equipment
Gas utility and other
 plant..................    $ 5,845      $   --     $ 5,845   $ 5,845  $  --    $--     $--
Accumulated depreciation
 and amortization.......     (2,804)         --      (2,804)   (2,804)    --     --      --
                            -------      -------    -------   -------  ------   ----    ----
    Net gas utility and
     other plant........      3,041          --       3,041     3,041     --     --      --
                            -------      -------    -------   -------  ------   ----    ----
Exploration and
 production properties..        --           --         --        --      --     --      --
Accumulated depreciation
 and amortization.......        --           --         --        --      --     --      --
                            -------      -------    -------   -------  ------   ----    ----
    Net exploration and
     production
     properties.........        --           --         --        --      --     --      --
                            -------      -------    -------   -------  ------   ----    ----
    Net property, plant
     and equipment......      3,041          --       3,041     3,041     --     --      --
                            -------      -------    -------   -------  ------   ----    ----
Investments
Stocks of subsidiary
 companies, at equity--
 consolidated...........        --        (1,471)     1,471     1,471     --     --      --
Notes of subsidiary
 companies--
 consolidated...........        --           --         --        --      --     --      --
                            -------      -------    -------   -------  ------   ----    ----
    Total investments...        --        (1,471)     1,471     1,471     --     --      --
                            -------      -------    -------   -------  ------   ----    ----
Current Assets
Cash and temporary cash
 investments............          1          --           1         1     --     --      --
Accounts receivable
  Customers.............      1,862          --       1,862     1,862     --     --      --
  Unbilled revenues and
   other................        --           --         --        --      --     --      --
  Allowance for doubtful
   accounts.............        --           --         --        --      --     --      --
Receivables from
 affiliated companies--
 consolidated...........      5,819          (35)     5,854     4,872     947     35     --
Inventories, at cost
  Gas stored--current
   portion..............        --           --         --        --      --     --      --
  Materials and supplies
   (average cost
   method)..............         36          --          36        36     --     --      --
Unrecovered gas costs...        --           --         --        --      --     --      --
Deferred income taxes--
 current................        --           --         --        --      --     --      --
Prepayments and other
 current assets.........          2          --           2         2     --     --      --
                            -------      -------    -------   -------  ------   ----    ----
    Total current
     assets.............      7,720          (35)     7,755     6,773     947     35     --
                            -------      -------    -------   -------  ------   ----    ----
Regulatory and Other
 Assets
Other investments.......        613          --         613       --      612    --        1
Deferred charges and
 other assets...........        --           --         --        --      --     --      --
                            -------      -------    -------   -------  ------   ----    ----
    Total regulatory and
     other assets.......        613          --         613       --      612    --        1
                            -------      -------    -------   -------  ------   ----    ----
    Total assets........    $11,374      $(1,506)   $12,880   $11,285  $1,559   $ 35    $  1
                            =======      =======    =======   =======  ======   ====    ====

-------
( ) denotes negative amount.

                                     D-6-30

                                                                     EXHIBIT D-6

                               CNG POWER COMPANY

                          CONSOLIDATING BALANCE SHEET
                              At December 31, 1999


                           CNG Power   Eliminations
                              and          and      Combined   CNG           CNG Bear Granite
                          Subsidiaries Adjustments   Total    Power  CNGMCS  Mountain  Road
                          ------------ ------------ -------- ------- ------  -------- -------
                                                (Thousands of Dollars)
STOCKHOLDER'S EQUITY AND
       LIABILITIES
Capitalization
Common stockholder's
 equity
  Common stock..........    $ 8,360      $  (111)   $ 8,471  $ 8,360 $  100    $10      $ 1
  Capital in excess of
   par value............        --           --         --       --     --     --       --
  Retained earnings, per
   accompanying
   statement............        825       (1,360)     2,185      825  1,348     12      --
  Treasury stock, at
   cost.................        --           --         --       --     --     --       --
                            -------      -------    -------  ------- ------    ---      ---
    Total common
     stockholder's
     equity.............      9,185       (1,471)    10,656    9,185  1,448     22        1
                            -------      -------    -------  ------- ------    ---      ---
Long-term debt
  Debentures and Notes..        --           --         --       --     --     --       --
  Notes payable to
   Parent Company.......        --           --         --       --     --     --       --
                            -------      -------    -------  ------- ------    ---      ---
    Total long-term
     debt...............        --           --         --       --     --     --       --
                            -------      -------    -------  ------- ------    ---      ---
    Total
     capitalization.....      9,185       (1,471)    10,656    9,185  1,448     22        1
                            -------      -------    -------  ------- ------    ---      ---
Current Liabilities
Commercial paper........        --           --         --       --     --     --       --
Accounts payable........        381          --         381      381    --     --       --
Payables to affiliated
 companies--
 consolidated...........        109          (35)       144      143      1    --       --
Estimated rate
 contingencies and
 refunds................        --           --         --       --     --     --       --
Amounts payable to
 customers..............        --           --         --       --     --     --       --
Taxes accrued...........        935          --         935      811    111     13      --
Deferred income taxes--
 current................        --           --         --       --     --     --       --
Dividends declared......        --           --         --       --     --     --       --
Other current
 liabilities............        --           --         --       --     --     --       --
                            -------      -------    -------  ------- ------    ---      ---
    Total current
     liabilities........      1,425          (35)     1,460    1,335    112     13      --
                            -------      -------    -------  ------- ------    ---      ---
Deferred Credits
Deferred income taxes...        764          --         764      765     (1)   --       --
Accumulated deferred
 investment tax
 credits................        --           --         --       --     --     --       --
Deferred credits and
 other liabilities......        --           --         --       --     --     --       --
                            -------      -------    -------  ------- ------    ---      ---
    Total deferred
     credits............        764          --         764      765     (1)   --       --
                            -------      -------    -------  ------- ------    ---      ---
Commitments and
 Contingencies
                            -------      -------    -------  ------- ------    ---      ---
    Total stockholder's
     equity and
     liabilities........    $11,374      $(1,506)   $12,880  $11,285 $1,559    $35      $ 1
                            =======      =======    =======  ======= ======    ===      ===

--------
( ) denotes negative amount.

                                     D-6-31

                                                                     EXHIBIT D-6

                               CNG POWER COMPANY

                         CONSOLIDATING INCOME STATEMENT
                      For the Year Ended December 31, 1999


                           CNG Power   Eliminations
                              and          and      Combined   CNG           CNG Bear Granite
                          Subsidiaries Adjustments   Total    Power  CNGMCS  Mountain  Road
                          ------------ ------------ -------- ------- ------  -------- -------
                                                (Thousands of Dollars)
Operating Revenues
Regulated gas sales.....    $   --        $ --      $   --   $   --  $ --      $--     $--
Nonregulated gas sales..        --          --          --       --    --       --      --
                            -------       -----     -------  ------- -----     ----    ----
  Total gas sales.......        --          --          --       --    --       --      --
Gas transportation and
 storage................        --          --          --       --    --       --      --
Other...................     13,821         --       13,821   13,821   --       --      --
                            -------       -----     -------  ------- -----     ----    ----
  Total operating reve-
   nues.................     13,821         --       13,821   13,821   --       --      --
                            -------       -----     -------  ------- -----     ----    ----
Operating Expenses
Purchased gas...........        --          --          --       --    --       --      --
Liquids, capacity and
 other products
 purchased..............      8,220         --        8,220    8,220   --       --      --
Operation expense.......      3,306         --        3,306    3,193   113      --      --
Maintenance.............        --          --          --       --    --       --      --
Depreciation and amorti-
 zation.................        210         --          210      210   --       --      --
Taxes, other than income
 taxes..................         45         --           45       44     1      --      --
                            -------       -----     -------  ------- -----     ----    ----
  Subtotal..............     11,781         --       11,781   11,667   114      --      --
                            -------       -----     -------  ------- -----     ----    ----
  Operating income
   before income taxes..      2,040         --        2,040    2,154  (114)     --      --
Income taxes............      1,649         --        1,649    1,388   261      --      --
                            -------       -----     -------  ------- -----     ----    ----
  Operating income......        391         --          391      766  (375)     --      --
                            -------       -----     -------  ------- -----     ----    ----
Other Income (Deduc-
 tions)
Interest revenues.......         32         --           32       31     1      --      --
Merger expense..........        --          --          --       --    --       --      --
Other--net..............        781         --          781      --    781      --      --
Equity in earnings of
 subsidiary companies--
 consolidated...........        --         (441)        441      441   --       --      --
Interest revenues from
 affiliated companies--
 consolidated...........      1,695         --        1,695    1,660    35      --      --
                            -------       -----     -------  ------- -----     ----    ----
  Total other income
   (deductions).........      2,508        (441)      2,949    2,132   817      --      --
                            -------       -----     -------  ------- -----     ----    ----
  Income before interest
   charges..............      2,899        (441)      3,340    2,898   442      --      --
                            -------       -----     -------  ------- -----     ----    ----
Interest Charges
Interest on long-term
 debt...................         88         --           88       88   --       --      --
Other interest expense..         32         --           32       31     1      --      --
Allowance for funds used
 during construction....        --          --          --       --    --       --      --
                            -------       -----     -------  ------- -----     ----    ----
  Total interest
   charges..............        120         --          120      119     1      --      --
                            -------       -----     -------  ------- -----     ----    ----
Net Income..............    $ 2,779       $(441)    $ 3,220  $ 2,779 $ 441     $--     $--
                            =======       =====     =======  ======= =====     ====    ====

--------
( ) denotes negative amount.

                                     D-6-32

                                                                     EXHIBIT D-6

                               CNG POWER COMPANY

                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS

                      For the Year Ended December 31, 1999

                           CNG Power   Eliminations
                              and          and      Combined    CNG            CNG Bear Granite
                          Subsidiaries Adjustments   Total     Power    CNGMCS Mountain  Road
                          ------------ ------------ --------  --------  ------ -------- -------
                                                (Thousands of Dollars)
Retained Earnings
Balance at December 31,
 1998...................    $ 13,946     $  (919)   $ 14,865  $ 13,946  $  907   $12     $--
Net income for the year
 1999 per accompanying
 income statement.......       2,779        (441)      3,220     2,779     441   --       --
                            --------     -------    --------  --------  ------   ---     ----
 Total..................      16,725      (1,360)     18,085    16,725   1,348    12      --
Dividends declared on
 common stock -- cash...     (15,900)        --      (15,900)  (15,900)    --    --       --
                            --------     -------    --------  --------  ------   ---     ----
Balance at December 31,
 1999...................    $    825     $(1,360)   $  2,185  $    825  $1,348   $12     $--
                            ========     =======    ========  ========  ======   ===     ====

--------
(  ) denotes negative amount.

                                     D-6-33

                                                                     EXHIBIT D-6

                               CNG POWER COMPANY

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                      For the Year Ended December 31, 1999

                           CNG Power   Eliminations
                              and          and      Combined  CNG           CNG Bear Granite  CNG
                          Subsidiaries Adjustments   Total   Power   CNGMCS Mountain  Road   Kauai
                          ------------ ------------ -------- ------  ------ -------- ------- -----
                                                  (Thousands of Dollars)
Cash Flows From
 Operating Activities
Net income..............     $2,779       $(441)     $3,220  $2,779   $441    $--     $--    $--
Adjustments to reconcile
 net income to net cash
 provided by (used in)
 operating activities
 Depreciation and
  amortization..........        210         --          210     210    --      --      --     --
 Pension cost (credit)--
  net...................        --          --          --      --     --      --      --     --
 Stock award
  amortization..........        --          --          --      --     --      --      --     --
 Deferred income taxes--
  net...................        241         --          241     243     (2)    --      --     --
 Investment tax credit..        --          --          --      --     --      --      --     --
 Changes in current
  assets and current
  liabilities
 Accounts receivable--
  net...................       (781)        --         (781)   (781)   --      --      --     --
 Receivables from
  affiliated companies--
  consolidated..........        (32)       (190)        158      64     (2)     96     --     --
 Inventories............      1,520         --        1,520   1,520    --      --      --     --
 Unrecovered gas costs..        --          --          --      --     --      --      --     --
 Accounts payable.......       (156)        --         (156)   (161)     5     --      --     --
 Payables to affiliated
  companies--
  consolidated..........       (266)        190        (456)   (361)     1     (96)    --     --
 Estimated rate
  contingencies and
  refunds...............        --          --          --      --     --      --      --     --
 Amounts payable to
  customers.............        --          --          --      --     --      --      --     --
 Taxes accrued..........       (451)        --         (451)   (283)  (167)     (1)    --     --
 Other--net.............         17         --           17      16    --        1     --     --
 Changes in other assets
  and other
  liabilities...........        446         --          446      29    417     --      --     --
 Excess of equity in
  earnings of subsidiary
  companies over their
  cash dividends paid--
  consolidated..........        --          441        (441)   (441)   --      --      --     --
 Other--net.............        --          --          --      --     --      --      --     --
                             ------       -----      ------  ------   ----    ----    ----   ----
 Net cash provided by
  (used in) continuing
  operations............      3,527         --        3,527   2,834    693     --      --     --
Net cash provided by
 (used in) discontinued
 operations.............        --          --          --      --     --      --      --     --
                             ------       -----      ------  ------   ----    ----    ----   ----
 Net cash provided by
  (used in) operating
  activities............      3,527         --        3,527   2,834    693     --      --     --
                             ------       -----      ------  ------   ----    ----    ----   ----

                                     D-6-34

                                                                     EXHIBIT D-6

                               CNG POWER COMPANY

               CONSOLIDATING STATEMENT OF CASH FLOWS--(Continued)

                      For the Year Ended December 31, 1999

                           CNG Power   Eliminations
                              and          and      Combined    CNG           CNG Bear Granite  CNG
                          Subsidiaries Adjustments   Total     Power   CNGMCS Mountain  Road   Kauai
                          ------------ ------------ --------  -------  ------ -------- ------- -----
                                                   (Thousands of Dollars)
Cash Flows From
 Investing Activities
Plant construction and
 other property
 additions..............        --          --          --        --     --      --      --     --
Proceeds from
 dispositions of prop.,
 plant and equip.--net..        --          --          --        --     --      --      --     --
Cost of other
 investments--net.......        --          --          --        --     --      --      --     --
Intrasystem long-term
 financing--net.........        --           10         (10)      (10)   --      --      --     --
Intrasystem money pool
 investments--net.......     42,366         --       42,366    43,073   (707)    --      --     --
Property transfers to
 (from) affiliates......         43         --           43        43    --      --      --     --
Sale of subsidiary and
 related cash transfer..        --          --          --         10    --      --      --     (10)
                            -------        ----     -------   -------   ----    ----    ----   ----
 Net cash provided by
  (used in) continuing
  operations............     42,409          10      42,399    43,116   (707)    --      --     (10)
Net cash provided by
 (used in) discontinued
 operations.............        --          --          --        --     --      --      --     --
                            -------        ----     -------   -------   ----    ----    ----   ----
 Net cash provided by
  (used in) investing
  activities............     42,409          10      42,399    43,116   (707)    --      --     (10)
                            -------        ----     -------   -------   ----    ----    ----   ----
Cash Flows From
 Financing Activities
Issuance of common
 stock..................        --          --          --        --     --      --      --     --
Issuance of notes.......        --          --          --        --     --      --      --     --
Repayments of long-term
 debt...................        --          --          --        --     --      --      --     --
Commercial paper--net...        --          --          --        --     --      --      --     --
Dividends paid..........        --          --          --        --     --      --      --     --
Intrasystem long-term
 financing--net.........    (26,403)        (10)    (26,393)  (26,403)   --      --      --      10
Intrasystem money pool
 borrowings
 (repayments)--net......     (3,755)        --       (3,755)   (3,755)   --      --      --     --
Dividends paid--
 subsidiary companies--
 consolidated...........    (15,900)        --      (15,900)  (15,900)   --      --      --     --
Purchase of treasury
 stock..................        --          --          --        --     --      --      --     --
Sale of treasury stock..        --          --          --        --     --      --      --     --
                            -------        ----     -------   -------   ----    ----    ----   ----
 Net cash provided by
  (used in) continuing
  operations............    (46,058)        (10)    (46,048)  (46,058)   --      --      --      10
Net cash provided by
 (used in) discontinued
 operations.............        --          --          --        --     --      --      --     --
                            -------        ----     -------   -------   ----    ----    ----   ----
 Net cash provided by
  (used in) financing
  activities............    (46,058)        (10)    (46,048)  (46,058)   --      --      --      10
                            -------        ----     -------   -------   ----    ----    ----   ----
 Net increase (decrease)
  in cash and TCIs......       (122)        --         (122)     (108)   (14)    --      --     --
Cash and TCIs at January
 1, 1999................        123         --          123       109     14     --      --     --
                            -------        ----     -------   -------   ----    ----    ----   ----
Cash and TCIs at
 December 31, 1999......    $     1        $--      $     1   $     1   $--     $--     $--    $--
                            =======        ====     =======   =======   ====    ====    ====   ====
Continuing operations...    $     1        $--      $     1   $     1   $--     $--     $--    $--
Discontinued
 operations.............        --          --          --        --     --      --      --     --
                            -------        ----     -------   -------   ----    ----    ----   ----
 Total cash and TCIs at
  December 31...........    $     1        $--      $     1   $     1   $--     $--     $--    $--
                            =======        ====     =======   =======   ====    ====    ====   ====
Supplemental Cash Flow
 Information
Cash paid for
 Interest (net of
  amounts capitalized)..    $   273        $--      $   273   $   273   $--     $--     $--    $--
 Income taxes (net of
  refunds)..............    $ 1,745        $--      $ 1,745   $ 1,304   $441    $--     $--    $--

--------
(  ) denotes negative amount.

                                     D-6-35

                                                                     EXHIBIT D-6

                         CNG INTERNATIONAL CORPORATION

                          CONSOLIDATING BALANCE SHEET

                              At December 31, 1999

                                       Eliminations                      CNG Cayman    CNG Cayman
                            CNGI and       and      Combined                 One          Three      CNG
                          Subsidiaries Adjustments   Total      CNGI    (Page D-6-42) (Page D-6-48) Kauai
                          ------------ ------------ --------  --------  ------------- ------------- ------
                                                      (Thousands of Dollars)
         ASSETS
Property, Plant and
 Equipment
Gas utility and other
 plant..................    $    818    $     --    $    818  $    818     $   --       $    --     $  --
Accumulated depreciation
 and amortization.......        (479)         --        (479)     (479)        --            --        --
                            --------    ---------   --------  --------     -------      --------    ------
 Net gas utility and
  other plant...........         339          --         339       339         --            --        --
                            --------    ---------   --------  --------     -------      --------    ------
Exploration and
 production properties..         --           --         --        --          --            --        --
Accumulated depreciation
 and amortization.......         --           --         --        --          --            --        --
                            --------    ---------   --------  --------     -------      --------    ------
 Net exploration and
  production
  properties............         --           --         --        --          --            --        --
                            --------    ---------   --------  --------     -------      --------    ------
 Net property, plant and
  equipment.............         339          --         339       339         --            --        --
                            --------    ---------   --------  --------     -------      --------    ------
Investments
Stocks of subsidiary
 companies, at equity--
 consolidated...........         --      (170,547)   170,547   170,547         --            --        --
Notes of subsidiary
 companies--
 consolidated...........         --           --         --        --          --            --        --
                            --------    ---------   --------  --------     -------      --------    ------
 Total investments......         --      (170,547)   170,547   170,547         --            --        --
                            --------    ---------   --------  --------     -------      --------    ------
Current Assets
Cash and temporary cash
 investments............       1,246          --       1,246       423         --            803        20
Accounts receivable
 Customers..............         --           --         --        --          --            --        --
 Unbilled revenues and
  other.................         665          --         665       146         --            519       --
 Allowance for doubtful
  accounts..............         --           --         --        --          --            --        --
Receivables from
 affiliated companies--
 consolidated...........         (28)         (26)        (2)       (2)        --            --        --
Inventories, at cost
 Gas stored--current
  portion...............         --           --         --        --          --            --        --
 Materials and supplies
  (average cost
  method)...............         --           --         --        --          --            --        --
Unrecovered gas costs...         --           --         --        --          --            --        --
Deferred income taxes--
 current................         --           --         --        --          --            --        --
Prepayments and other
 current assets.........           7          --           7         7         --            --        --
                            --------    ---------   --------  --------     -------      --------    ------
 Total current assets...       1,890          (26)     1,916       574         --          1,322        20
                            --------    ---------   --------  --------     -------      --------    ------
Regulatory and Other
 Assets
Other investments.......     259,467          --     259,467    94,224      34,182       129,274     1,787
Deferred charges and
 other assets...........         --           --         --        --          --            --        --
                            --------    ---------   --------  --------     -------      --------    ------
 Total regulatory and
  other assets..........     259,467          --     259,467    94,224      34,182       129,274     1,787
                            --------    ---------   --------  --------     -------      --------    ------
 Total assets...........    $261,696    $(170,573)  $432,269  $265,684     $34,182      $130,596    $1,807
                            ========    =========   ========  ========     =======      ========    ======

--------
( ) denotes negative amount.

                                     D-6-36

                                                                     EXHIBIT D-6

                         CNG INTERNATIONAL CORPORATION

                    CONSOLIDATING BALANCE SHEET--(Continued)

                              At December 31, 1999

                                                                            CNG           CNG
                                       Eliminations                       Cayman        Cayman
                            CNGI and       and      Combined                One          Three      CNG
                          Subsidiaries Adjustments   Total     CNGI    (Page D-6-43) (Page D-6-49) Kauai
                          ------------ ------------ -------- --------  ------------- ------------- ------
                                                      (Thousands of Dollars)
  STOCKHOLDER'S EQUITY
    AND LIABILITIES
Capitalization
Common stockholder's
 equity
 Common stock...........    $238,550    $     (10)  $238,560 $238,550     $   --       $    --     $   10
 Capital in excess of
  par value.............         --      (155,703)   155,703      --       35,950       117,966     1,787
 Retained earnings, per
  accompanying
  statement.............     (12,758)     (13,468)       710  (10,198)     (1,644)       12,552       --
 Treasury stock, at
  cost..................         --           --         --       --          --            --        --
                            --------    ---------   -------- --------     -------      --------    ------
 Total common
  stockholder's equity..     225,792     (169,181)   394,973  228,352      34,306       130,518     1,797
                            --------    ---------   -------- --------     -------      --------    ------
Long-term debt
 Debentures and Notes...         --           --         --       --          --            --        --
 Notes payable to Parent
  Company...............      15,000          --      15,000   15,000         --            --        --
                            --------    ---------   -------- --------     -------      --------    ------
 Total long-term debt...      15,000          --      15,000   15,000         --            --        --
                            --------    ---------   -------- --------     -------      --------    ------
 Total capitalization...     240,792     (169,181)   409,973  243,352      34,306       130,518     1,797
                            --------    ---------   -------- --------     -------      --------    ------
Current Liabilities
Commercial paper........         --           --         --       --          --            --        --
Accounts payable........         242          --         242      175         --             57        10
Payables to affiliated
 companies--
 consolidated...........      10,228          (26)    10,254   10,228         --             26       --
Estimated rate
 contingencies and
 refunds................         --           --         --       --          --            --        --
Amounts payable to
 customers..............         --           --         --       --          --            --        --
Taxes accrued...........         574          --         574      703        (124)           (5)      --
Deferred income taxes--
 current................         --           --         --       --          --            --        --
Dividends declared......         --           --         --       --          --            --        --
Other current
 liabilities............         127          --         127      127         --            --        --
                            --------    ---------   -------- --------     -------      --------    ------
 Total current
  liabilities...........      11,171          (26)    11,197   11,233        (124)           78        10
                            --------    ---------   -------- --------     -------      --------    ------
Deferred Credits
Deferred income taxes...       6,217       (1,366)     7,583    7,583         --            --        --
Accumulated deferred
 investment tax
 credits................         --           --         --       --          --            --        --
Deferred credits and
 other liabilities......       3,516          --       3,516    3,516         --            --        --
                            --------    ---------   -------- --------     -------      --------    ------
 Total deferred
  credits...............       9,733       (1,366)    11,099   11,099         --            --        --
                            --------    ---------   -------- --------     -------      --------    ------
Commitments and
 Contingencies
                            --------    ---------   -------- --------     -------      --------    ------
 Total stockholder's
  equity and
  liabilities...........    $261,696    $(170,573)  $432,269 $265,684     $34,182      $130,596    $1,807
                            ========    =========   ======== ========     =======      ========    ======

--------
( ) denotes negative amount.

                                     D-6-37

                                                                     EXHIBIT D-6

                         CNG INTERNATIONAL CORPORATION

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                                                                            CNG           CNG
                              CNGI     Eliminations                       Cayman        Cayman
                              and          and      Combined                One          Three      CNG
                          Subsidiaries Adjustments   Total     CNGI    (Page D-6-44) (Page D-6-50) Kauai
                          ------------ ------------ --------  -------  ------------- ------------- -----
                                                     (Thousands of Dollars)
Operating Revenues
Regulated gas sales.....    $   --       $   --     $   --    $   --      $  --         $  --      $--
Nonregulated gas sales..        --           --         --        --         --            --       --
                            -------      -------    -------   -------     ------        ------     ----
 Total gas sales........        --           --         --        --         --            --       --
Gas transportation and
 storage................        --           --         --        --         --            --       --
Other...................      1,452         (460)     1,912       751        --          1,161      --
                            -------      -------    -------   -------     ------        ------     ----
 Total operating
  revenues..............      1,452         (460)     1,912       751        --          1,161      --
                            -------      -------    -------   -------     ------        ------     ----
Operating Expenses
Purchased gas...........        --           --         --        --         --            --       --
Liquids, capacity and
 other products
 purchased..............        --           --         --        --         --            --       --
Operation expense.......      5,568         (460)     6,028     4,895        466           667      --
Maintenance.............         16          --          16        16        --            --       --
Depreciation and
 amortization...........        139          --         139       139        --            --       --
Taxes, other than income
 taxes..................        260          --         260       215        --             45      --
                            -------      -------    -------   -------     ------        ------     ----
 Subtotal...............      5,983         (460)     6,443     5,265        466           712      --
                            -------      -------    -------   -------     ------        ------     ----
 Operating income before
  income taxes..........     (4,531)         --      (4,531)   (4,514)      (466)          449      --
Income taxes............      2,694          --       2,694     2,458       (104)          340      --
                            -------      -------    -------   -------     ------        ------     ----
 Operating income.......     (7,225)         --      (7,225)   (6,972)      (362)          109      --
                            -------      -------    -------   -------     ------        ------     ----
Other Income
 (Deductions)
Interest revenues.......        270          --         270        22        111           137      --
Merger expense..........     (6,215)         --      (6,215)   (6,215)       --            --       --
Other--net..............      8,362          --       8,362       328      1,061         6,973      --
Equity in earnings of
 subsidiary companies--
 consolidated...........        --        (8,029)     8,029     8,029        --            --       --
Interest revenues from
 affiliated companies--
 consolidated...........          1          --           1         1        --            --       --
                            -------      -------    -------   -------     ------        ------     ----
 Total other income
  (deductions)..........      2,418       (8,029)    10,447     2,165      1,172         7,110      --
                            -------      -------    -------   -------     ------        ------     ----
 Income before interest
  charges...............     (4,807)      (8,029)     3,222    (4,807)       810         7,219      --
                            -------      -------    -------   -------     ------        ------     ----
Interest Charges
Interest on long-term
 debt...................        931          --         931       931        --            --       --
Other interest expense..        507          --         507       507        --            --       --
Allowance for funds used
 during construction....        --           --         --        --         --            --       --
                            -------      -------    -------   -------     ------        ------     ----
 Total interest
  charges...............      1,438          --       1,438     1,438        --            --       --
                            -------      -------    -------   -------     ------        ------     ----
Net Income..............    $(6,245)     $(8,029)   $ 1,784   $(6,245)    $  810        $7,219     $--
                            =======      =======    =======   =======     ======        ======     ====

--------
( ) denotes negative amount.

                                     D-6-38

                                                                     EXHIBIT D-6

                         CNG INTERNATIONAL CORPORATION

                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS

                      For the Year Ended December 31, 1999

                                       Eliminations                      CNG Cayman    CNG Cayman
                            CNGI and       and      Combined                 One          Three      CNG
                          Subsidiaries Adjustments   Total      CNGI    (Page D-6-45) (Page D-6-51) Kauai
                          ------------ ------------ --------  --------  ------------- ------------- -----
                                                     (Thousands of Dollars)
Retained Earnings
Balance at December 31,
 1998...................    $ (9,231)    $ (6,805)  $(2,426)  $ (3,953)    $(3,806)      $ 5,333    $--
Net income for the year
 1999 per accompanying
 income statement.......      (6,245)      (8,029)    1,784     (6,245)        810         7,219     --
                            --------     --------   -------   --------     -------       -------    ----
 Total..................     (15,476)     (14,834)     (642)   (10,198)     (2,996)       12,552     --
Dividends declared on
 common stock--cash.....         --           --        --         --          --            --      --
Foreign currency
 translation
 adjustment.............       2,718        1,366     1,352        --        1,352           --      --
                            --------     --------   -------   --------     -------       -------    ----
Balance at December 31,
 1999...................    $(12,758)    $(13,468)  $   710   $(10,198)    $(1,644)      $12,552    $--
                            ========     ========   =======   ========     =======       =======    ====

--------
( ) denotes negative amount.

                                     D-6-39

                                                                     EXHIBIT D-6

                         CNG INTERNATIONAL CORPORATION

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                      For the Year Ended December 31, 1999

                                                                          CNG      CNG
                                                                        Cayman   Cayman
                                       Eliminations                       One     Three
                            CNGI and       and      Combined             (Page    (Page    CNG
                          Subsidiaries Adjustments   Total      CNGI    D-6-46)  D-6-52)  Kauai
                          ------------ ------------ --------  --------  -------  -------  -----
                                               (Thousands of Dollars)
Cash Flows From
 Operating Activities
Net income..............    $ (6,245)    $(8,029)   $  1,784  $ (6,245) $   810  $ 7,219  $--
Adjustments to reconcile
 net income to net cash
 provided by (used in)
 operating activities
 Depreciation and
  amortization..........         139         --          139       139      --       --    --
 Pension cost (credit)--
  net...................         230         --          230       230      --       --    --
 Stock award
  amortization..........         --          --          --        --       --       --    --
 Deferred income taxes--
  net...................       7,833         --        7,833     7,833      --       --    --
 Investment tax credit..         --          --          --        --       --       --    --
 Changes in current
  assets and current
  liabilities
 Accounts receivable--
  net...................        (276)        --         (276)       38      --      (314)  --
 Receivables from
  affiliated companies--
  consolidated..........         (13)        (33)         20        20      --       --    --
 Inventories............         --          --          --        --       --       --    --
 Unrecovered gas costs..         --          --          --        --       --       --    --
 Accounts payable.......        (485)        --         (485)     (344)     --      (151)   10
 Payables to affiliated
  companies--
  consolidated..........        (341)         33        (374)     (342)     (33)       1   --
 Estimated rate
  contingencies and
  refunds...............         --          --          --        --       --       --    --
 Amounts payable to
  customers.............         --          --          --        --       --       --    --
 Taxes accrued..........         304         --          304       433     (124)      (5)  --
 Other--net.............        (314)        --         (314)     (314)     --       --    --
 Changes in other assets
  and other
  liabilities...........      (6,730)        --       (6,730)    2,002   (1,759)  (6,973)  --
 Excess of equity in
  earnings of subsidiary
  companies over their
  cash dividends paid--
  consolidated..........         --        8,029      (8,029)   (8,029)     --       --    --
 Other--net.............         --          --          --        --       --       --    --
 Net cash provided by
  (used in) continuing
  operations............      (5,898)        --       (5,898)   (4,579)  (1,106)    (223)   10
 Net cash provided by
  (used in) discontinued
  operations............         --          --          --        --       --       --    --
                            --------     -------    --------  --------  -------  -------  ----
 Net cash provided by
  (used in) operating
  activities............      (5,898)        --       (5,898)   (4,579)  (1,106)    (223)   10
                            --------     -------    --------  --------  -------  -------  ----
Cash Flows From
 Investing Activities
Plant construction and
 other property
 additions..............        (601)        --         (601)     (601)     --       --    --
Proceeds from
 dispositions of prop,
 plant and equip--net...         --          --          --        --       --       --    --
Cost of other
 investments--net.......     (37,262)        --      (37,262)   (4,729)     --   (32,523)  (10)
Intrasystem long-term
 financing--net.........         --       24,247     (24,247)  (24,247)     --       --    --
Intrasystem money pool
 investments--net.......       1,768         --        1,768     1,768      --       --    --
Property transfers to
 (from) affiliates......         (43)        --          (43)      (43)     --       --    --
Purchase of subsidiary
 and related cash
 transfer...............         --          --          --        (10)     --       --     10
                            --------     -------    --------  --------  -------  -------  ----
 Net cash provided by
  (used in) continuing
  operations............     (36,138)     24,247     (60,385)  (27,862)     --   (32,523)  --
Net cash provided by
 (used in) discontinued
 operations.............         --          --          --        --       --       --    --
                            --------     -------    --------  --------  -------  -------  ----
 Net cash provided by
  (used in) investing
  activities............     (36,138)     24,247     (60,385)  (27,862)     --   (32,523)  --
                            --------     -------    --------  --------  -------  -------  ----

--------
(  )denotes negative amount.

                                     D-6-40

                                                                     EXHIBIT D-6

                         CNG INTERNATIONAL CORPORATION

               CONSOLIDATING STATEMENT OF CASH FLOWS--(Continued)

                      For the Year Ended December 31, 1999

                                                                         CNG      CNG
                                                                       Cayman   Cayman
                                       Eliminations                      One     Three
                            CNGI and       and      Combined            (Page    (Page    CNG
                          Subsidiaries Adjustments   Total     CNGI    D-6-47)  D-6-53)  Kauai
                          ------------ ------------ --------  -------  -------  -------  ------
                                               (Thousands of Dollars)
Cash Flows From
 Financing Activities
Issuance of common
 stock..................        --            --        --        --       --       --      --
Issuance of notes.......        --            --        --        --       --       --      --
Repayments of long-term
 debt...................        --            --        --        --       --       --      --
Commercial paper--net...        --            --        --        --       --       --      --
Dividends paid..........        --            --        --        --       --       --      --
Intrasystem long-term
 financing--net.........     23,000       (24,247)   47,247    23,000   (2,781)  27,018      10
Intrasystem money pool
 borrowings
 (repayments)--net......      9,835           --      9,835     9,835      --       --      --
Dividends paid--
 subsidiary companies--
 consolidated...........        --            --        --        --       --       --      --
Purchase of treasury
 stock..................        --            --        --        --       --       --      --
Sale of treasury stock..        --            --        --        --       --       --      --
                            -------      --------   -------   -------  -------  -------  ------
 Net cash provided by
  (used in) continuing
  operations............     32,835       (24,247)   57,082    32,835   (2,781)  27,018      10
Net cash provided by
 (used in) discontinued
 operations.............        --            --        --        --       --       --      --
                            -------      --------   -------   -------  -------  -------  ------
 Net cash provided by
  (used in) financing
  activities............     32,835       (24,247)   57,082    32,835   (2,781)  27,018      10
                            -------      --------   -------   -------  -------  -------  ------
 Net increase (decrease)
  in cash and TCIs......     (9,201)          --     (9,201)      394   (3,887)  (5,728)     20
Cash and TCIs at January
 1, 1999................     10,447           --     10,447        29    3,887    6,531     --
                            -------      --------   -------   -------  -------  -------  ------
Cash and TCIs at
 December 31, 1999......    $ 1,246      $    --    $ 1,246   $   423  $   --   $   803  $   20
                            =======      ========   =======   =======  =======  =======  ======
Continuing operations...    $ 1,246      $    --    $ 1,246   $   423  $   --   $   803  $   20
Discontinued
 operations.............        --            --        --        --       --       --      --
                            -------      --------   -------   -------  -------  -------  ------
 Total cash and TCIs at
  December 31...........    $ 1,246      $    --    $ 1,246   $   423  $   --   $   803  $   20
                            =======      ========   =======   =======  =======  =======  ======
Supplemental Cash Flow
 Information
Cash paid for
 Interest (net of
  amounts capitalized)..    $ 1,208      $    --    $ 1,208   $ 1,208  $   --   $   --   $  --
 Income taxes (net of
  refunds)..............    $(5,460)     $    --    $(5,460)  $(5,825) $    20  $   345  $  --
Non-cash investing
 activities
 Investment in
  partnership...........    $ 1,795      $    --    $ 1,795   $    18  $   --   $   --   $1,777
Non-cash financing
 activities
 Capital contribution to
  (from) affiliate......    $   --       $    --    $   --    $(1,777) $   --   $   --   $1,777

--------
(  ) denotes negative amount.

                                     D-6-41

                                                                     EXHIBIT D-6

                              CNG CAYMAN ONE LTD.

                          CONSOLIDATING BALANCE SHEET

                              At December 31, 1999

                                        Eliminations            CNG     CNGI
                                CNG         and      Combined Cayman  Australia
                             Cayman One Adjustments   Total     One   Pty Ltd.
                             ---------- ------------ -------- ------- ---------
                                           (Thousands of Dollars)
          ASSETS
Property, Plant and
 Equipment
Gas utility and other
 plant.....................   $   --      $    --    $   --   $   --   $   --
Accumulated depreciation
 and amortization..........       --           --        --       --       --
                              -------     --------   -------  -------  -------
  Net gas utility and other
   plant...................       --           --        --       --       --
                              -------     --------   -------  -------  -------
Exploration and production
 properties................       --           --        --       --       --
Accumulated depreciation
 and amortization..........       --           --        --       --       --
                              -------     --------   -------  -------  -------
  Net exploration and
   production properties...       --           --        --       --       --
                              -------     --------   -------  -------  -------
  Net property, plant and
   equipment...............       --           --        --       --       --
                              -------     --------   -------  -------  -------
Investments
Stock of subsidiary
 company, at equity--
 consolidated..............       --       (38,232)   38,232   38,232      --
Notes of subsidiary
 company--consolidated.....       --           --        --       --       --
                              -------     --------   -------  -------  -------
  Total investments........       --       (38,232)   38,232   38,232      --
                              -------     --------   -------  -------  -------
Current Assets
Cash and temporary cash
 investments...............       --           --        --       --       --
Accounts receivable
  Customers................       --           --        --       --       --
  Unbilled revenues and
   other...................       --           --        --       --       --
  Allowance for doubtful
   accounts................       --           --        --       --       --
Receivables from affiliated
 companies--consolidated...       --           --        --       --       --
Inventories, at cost
  Gas stored--current
   portion.................       --           --        --       --       --
  Materials and supplies
   (average cost method)...       --           --        --       --       --
Unrecovered gas costs......       --           --        --       --       --
Deferred income taxes--
 current...................       --           --        --       --       --
Prepayments and other
 current assets............       --           --        --       --       --
                              -------     --------   -------  -------  -------
  Total current assets.....       --           --        --       --       --
                              -------     --------   -------  -------  -------
Regulatory and Other Assets
Other investments..........    34,182          --     34,182      --    34,182
Deferred charges and other
 assets....................       --           --        --       --       --
                              -------     --------   -------  -------  -------
  Total regulatory and
   other assets............    34,182          --     34,182      --    34,182
                              -------     --------   -------  -------  -------
  Total assets.............   $34,182     $(38,232)  $72,414  $38,232  $34,182
                              =======     ========   =======  =======  =======

--------
(  ) denotes negative amount.

                                     D-6-42

                                                                     EXHIBIT D-6

                              CNG CAYMAN ONE LTD.

                    CONSOLIDATING BALANCE SHEET (Continued)

                              At December 31, 1999

                                  CNG    Eliminations             CNG     CNGI
                                Cayman       and      Combined  Cayman  Australia
                                  One    Adjustments   Total      One   Pty Ltd.
                                -------  ------------ --------  ------- ---------
                                            (Thousands of Dollars)
   STOCKHOLDER'S EQUITY AND
          LIABILITIES
Capitalization
Common stockholder's equity
  Common stock................  $   --     $    --    $   --    $   --   $   --
  Capital in excess of par
   value......................   35,950     (35,950)   71,900    35,950   35,950
  Retained earnings, per
   accompanying statement.....   (1,644)     (2,282)      638     2,282   (1,644)
  Treasury stock, at cost.....      --          --        --        --       --
                                -------    --------   -------   -------  -------
    Total common stockholder's
     equity...................   34,306     (38,232)   72,538    38,232   34,306
                                -------    --------   -------   -------  -------
Long-term debt
  Debentures and Notes........      --          --        --        --       --
  Notes payable to Parent
   Company....................      --          --        --        --       --
                                -------    --------   -------   -------  -------
    Total long-term debt......      --          --        --        --       --
                                -------    --------   -------   -------  -------
    Total capitalization......   34,306     (38,232)   72,538    38,232   34,306
                                -------    --------   -------   -------  -------
Current Liabilities
Commercial paper..............      --          --        --        --       --
Accounts payable..............      --          --        --        --       --
Payables to affiliated
 companies--consolidated......      --          --        --        --       --
Estimated rate contingencies
 and refunds..................      --          --        --        --       --
Amounts payable to customers..      --          --        --        --       --
Taxes accrued.................     (124)        --       (124)      --      (124)
Deferred income taxes--
 current......................      --          --        --        --       --
Dividends declared............      --          --        --        --       --
Other current liabilities.....      --          --        --        --       --
                                -------    --------   -------   -------  -------
    Total current
     liabilities..............     (124)        --       (124)      --      (124)
                                -------    --------   -------   -------  -------
Deferred Credits
Deferred income taxes.........      --          --        --        --       --
Accumulated deferred
 investment tax credits.......      --          --        --        --       --
Deferred credits and other
 liabilities..................      --          --        --        --       --
                                -------    --------   -------   -------  -------
    Total deferred credits....      --          --        --        --       --
                                -------    --------   -------   -------  -------
Commitments and
 Contingencies................
                                -------    --------   -------   -------  -------
    Total stockholder's equity
     and liabilities..........  $34,182    $(38,232)  $72,414   $38,232  $34,182
                                =======    ========   =======   =======  =======

--------
(  ) denotes negative amount.

                                     D-6-43

                                                                     EXHIBIT D-6

                              CNG CAYMAN ONE LTD.

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                              CNG Cayman Eliminations           CNG     CNGI
                               One and       and      Combined Cayman Australia
                              Subsidiary Adjustments   Total    One   Pty Ltd.
                              ---------- ------------ -------- ------ ---------
                                           (Thousands of Dollars)
Operating Revenues
Regulated gas sales.........    $  --       $ --       $  --    $--    $  --
Nonregulated gas sales......       --         --          --     --       --
                                ------      -----      ------   ----   ------
    Total gas sales.........       --         --          --     --       --
Gas transportation and
 storage....................       --         --          --     --       --
Other.......................       --         --          --     --       --
                                ------      -----      ------   ----   ------
    Total operating
     revenues...............       --         --          --     --       --
                                ------      -----      ------   ----   ------
Operating Expenses
Purchased gas...............       --         --          --     --       --
Liquids, capacity and other
 products purchased.........       --         --          --     --       --
Operation expense...........       466        --          466    --       466
Maintenance.................       --         --          --     --       --
Depreciation and
 amortization...............       --         --          --     --       --
Taxes, other than income
 taxes......................       --         --          --     --       --
                                ------      -----      ------   ----   ------
    Subtotal................       466        --          466    --       466
                                ------      -----      ------   ----   ------
    Operating income before
     income taxes...........      (466)       --         (466)   --      (466)
Income taxes................      (104)       --         (104)   --      (104)
                                ------      -----      ------   ----   ------
    Operating income........      (362)       --         (362)   --      (362)
                                ------      -----      ------   ----   ------
Other Income (Deductions)
Interest revenues...........       111        --          111    --       111
Merger expense..............       --         --          --     --       --
Other--net..................     1,061        --        1,061    --     1,061
Equity in earnings of
 subsidiary company--
 consolidated...............       --        (810)        810    810      --
Interest revenues from
 affiliated companies--
 consolidated...............       --         --          --     --       --
                                ------      -----      ------   ----   ------
    Total other income
     (deductions)...........     1,172       (810)      1,982    810    1,172
                                ------      -----      ------   ----   ------
    Income before interest
     charges................       810       (810)      1,620    810      810
                                ------      -----      ------   ----   ------
Interest Charges
Interest on long-term debt..       --         --          --     --       --
Other interest expense......       --         --          --     --       --
Allowance for funds used
 during construction........       --         --          --     --       --
                                ------      -----      ------   ----   ------
    Total interest charges..       --         --          --     --       --
                                ------      -----      ------   ----   ------
Net Income..................    $  810      $(810)     $1,620   $810   $  810
                                ======      =====      ======   ====   ======

--------
(  ) denotes negative amount.

                                     D-6-44

                                                                     EXHIBIT D-6

                              CNG CAYMAN ONE LTD.

                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS

                      For the Year Ended December 31, 1999

                            CNG Cayman Eliminations            CNG     CNGI
                             One and       and      Combined  Cayman Australia
                            Subsidiary Adjustments   Total     One   Pty Ltd.
                            ---------- ------------ --------  ------ ---------
                                         (Thousands of Dollars)
Retained Earnings
Balance at December 31,
 1998......................  $(3,806)    $(1,472)   $(2,334)  $1,472  $(3,806)
Net income for the year
 1999 per accompanying
 income statement..........      810        (810)     1,620      810      810
                             -------     -------    -------   ------  -------
  Total....................   (2,996)     (2,282)      (714)   2,282   (2,996)
Dividends declared on
 common stock--cash........      --          --         --       --       --
Foreign currency
 translation adjustment....    1,352         --       1,352      --     1,352
                             -------     -------    -------   ------  -------
Balance at December 31,
 1999......................  $(1,644)    $(2,282)   $   638   $2,282  $(1,644)
                             =======     =======    =======   ======  =======

--------
( ) denotes negative amount.

                                     D-6-45

                                                                     EXHIBIT D-6

                              CNG CAYMAN ONE LTD.

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                      For the Year Ended December 31, 1999

                                  CNG
                               Cayman One Eliminations            CNG      CNGI
                                  and         and      Combined  Cayman  Australia
                               Subsidiary Adjustments   Total     One    Pty Ltd.
                               ---------- ------------ --------  ------  ---------
                                            (Thousands of Dollars)
Cash Flows From Operating
 Activities
Net income...................   $   810     $  (810)   $ 1,620   $ 810    $  810
Adjustments to reconcile net
 income to net cash provided
 by (used in) operating
 activities
 Depreciation and
  amortization...............       --          --         --      --        --
 Pension cost (credit)--net..       --          --         --      --        --
 Stock award amortization....       --          --         --      --        --
 Deferred income taxes--net..       --          --         --      --        --
 Investment tax credit.......       --          --         --      --        --
 Changes in current assets
  and current liabilities
 Accounts receivable--net....       --          --         --      --        --
 Receivables from affiliated
  companies--consolidated....       --          (33)        33      33       --
 Inventories.................       --          --         --      --        --
 Unrecovered gas costs.......       --          --         --      --        --
 Accounts payable............       --          --         --      --        --
 Payables to affiliated
  companies--consolidated....       (33)         33        (66)    (33)      (33)
 Estimated rate contingencies
  and refunds................       --          --         --      --        --
 Amounts payable to
  customers..................       --          --         --      --        --
 Taxes accrued...............      (124)        --        (124)    --       (124)
 Other--net..................       --          --         --      --        --
 Changes in other assets and
  other liabilities..........    (1,759)        --      (1,759)    --     (1,759)
 Excess of equity in earnings
  of subsidiary companies
  over their cash dividends
  paid--consolidated.........       --          810       (810)   (810)      --
 Other--net..................       --          --         --      --        --
                                -------     -------    -------   -----    ------
 Net cash provided by (used
  in) continuing operations..    (1,106)        --      (1,106)    --     (1,106)
Net cash provided by (used
 in) discontinued
 operations..................       --          --         --      --        --
                                -------     -------    -------   -----    ------
 Net cash provided by (used
  in) operating activities...    (1,106)        --      (1,106)    --     (1,106)
                                -------     -------    -------   -----    ------
Cash Flows From Investing
 Activities
Plant construction and other
 property additions..........       --          --         --      --        --
Proceeds from dispositions of
 prop, plant and equip.--
 net.........................       --          --         --      --        --
Cost of other investments--
 net.........................       --          --         --      --        --
Intrasystem long-term
 financing--net..............       --       (2,781)     2,781   2,781       --
Intrasystem money pool
 investments--net............       --          --         --      --        --
Property transfers to (from)
 affiliates..................       --          --         --      --        --
                                -------     -------    -------   -----    ------
 Net cash provided by (used
  in) continuing operations..       --       (2,781)     2,781   2,781       --
Net cash provided by (used
 in) discontinued
 operations..................       --          --         --      --        --
                                -------     -------    -------   -----    ------
 Net cash provided by (used
  in) investing activities...       --       (2,781)     2,781   2,781       --
                                -------     -------    -------   -----    ------

                                     D-6-46

                                                                     EXHIBIT D-6

                              CNG CAYMAN ONE LTD.

               CONSOLIDATING STATEMENT OF CASH FLOWS--(Continued)

                      For the Year Ended December 31, 1999

                             CNG
                          Cayman One Eliminations                       CNGI
                             and         and      Combined    CNG     Australia
                          Subsidiary Adjustments   Total   Cayman One Pty Ltd.
                          ---------- ------------ -------- ---------- ---------
                                         (Thousands of Dollars)
Cash Flows From
 Financing Activities
Issuance of common
 stock..................       --         --          --        --         --
Issuance of notes.......       --         --          --        --         --
Repayments of long-term
 debt...................       --         --          --        --         --
Commercial paper--net...       --         --          --        --         --
Dividends paid..........       --         --          --        --         --
Intrasystem long-term
 financing--net.........    (2,781)     2,781      (5,562)   (2,781)    (2,781)
Intrasystem money pool
 borrowings
 (repayments)--net......       --         --          --        --         --
Dividends paid--
 subsidiary companies--
 consolidated...........       --         --          --        --         --
Purchase of treasury
 stock..................       --         --          --        --         --
Sale of treasury stock..       --         --          --        --         --
                            ------      -----      ------   -------    -------
 Net cash provided by
  (used in) continuing
  operations............    (2,781)     2,781      (5,562)   (2,781)    (2,781)
Net cash provided by
 (used in) discontinued
 operations.............       --         --          --        --         --
                            ------      -----      ------   -------    -------
 Net cash provided by
  (used in) financing
  activities............    (2,781)     2,781      (5,562)   (2,781)    (2,781)
                            ------      -----      ------   -------    -------
 Net increase (decrease)
  in cash and TCIs......    (3,887)       --       (3,887)      --      (3,887)
Cash and TCIs at January
 1, 1999................     3,887        --        3,887       --       3,887
                            ------      -----      ------   -------    -------
Cash and TCIs at
 December 31, 1999......    $  --       $ --       $  --    $   --     $   --
                            ======      =====      ======   =======    =======
Continuing operations...    $  --       $ --       $  --    $   --     $   --
Discontinued
 operations.............       --         --          --        --         --
                            ------      -----      ------   -------    -------
 Total cash and TCIs at
  December 31...........    $  --       $ --       $  --    $   --     $   --
                            ======      =====      ======   =======    =======
Supplemental Cash Flow
 Information
Cash paid for
 Interest (net of
  amounts capitalized)..    $  --       $ --       $  --    $   --     $   --
 Income taxes (net of
  refunds)..............    $   20      $ --       $   20   $   --     $    20
Non-cash investing
 activities
 Investment in
  partnership...........    $  --       $ --       $  --    $   --     $   --

--------
( ) denotes negative amount.

                                     D-6-47

                                                                     EXHIBIT D-6

                             CNG CAYMAN THREE LTD.

                          CONSOLIDATING BALANCE SHEET

                              At December 31, 1999

                            CNG Cayman Eliminations            CNG       CNG
                            Three and      and      Combined  Cayman  Argentina
                            Subsidiary Adjustments   Total    Three     S.A.
                            ---------- ------------ -------- -------- ---------
                                          (Thousands of Dollars)
          ASSETS
Property, Plant and
 Equipment
Gas utility and other
 plant....................   $    --      $ --      $    --  $    --   $  --
Accumulated depreciation
 and amortization.........        --        --           --       --      --
                             --------     -----     -------- --------  ------
 Net gas utility and other
  plant...................        --        --           --       --      --
                             --------     -----     -------- --------  ------
Exploration and production
 properties...............        --        --           --       --      --
Accumulated depreciation
 and amortization.........        --        --           --       --      --
                             --------     -----     -------- --------  ------
 Net exploration and
  production properties...        --        --           --       --      --
                             --------     -----     -------- --------  ------
 Net property, plant and
  equipment...............        --        --           --       --      --
                             --------     -----     -------- --------  ------
Investments
Stock of subsidiary
 company, at equity--
 consolidated.............        --       (979)         979      979     --
Notes of subsidiary
 company--consolidated....        --        --           --       --      --
                             --------     -----     -------- --------  ------
 Total investments........        --       (979)         979      979     --
                             --------     -----     -------- --------  ------
Current Assets
Cash and temporary cash
 investments..............        803       --           803      291     512
Accounts receivable
 Customers................        --        --           --       --      --
 Unbilled revenues and
  other...................        519       --           519      --      519
 Allowance for doubtful
  accounts................        --        --           --       --      --
Receivables from
 affiliated companies--
 consolidated.............        --        --           --       --      --
Inventories, at cost
 Gas stored--current
  portion.................        --        --           --       --      --
 Materials and supplies
  (average cost method)...        --        --           --       --      --
Unrecovered gas costs.....        --        --           --       --      --
Deferred income taxes--
 current..................        --        --           --       --      --
Prepayments and other
 current assets...........        --        --           --       --      --
                             --------     -----     -------- --------  ------
 Total current assets.....      1,322       --         1,322      291   1,031
                             --------     -----     -------- --------  ------
Regulatory and Other
 Assets
Other investments.........    129,274       --       129,274  129,274     --
Deferred charges and other
 assets...................        --        --           --       --      --
                             --------     -----     -------- --------  ------
 Total regulatory and
  other assets............    129,274       --       129,274  129,274     --
                             --------     -----     -------- --------  ------
 Total assets.............   $130,596     $(979)    $131,575 $130,544  $1,031
                             ========     =====     ======== ========  ======

--------
( ) denotes negative amount.

                                     D-6-48

                                                                     EXHIBIT D-6

                             CNG CAYMAN THREE LTD.

                    CONSOLIDATING BALANCE SHEET--(Continued)

                              At December 31, 1999

                            CNG Cayman Eliminations             CNG       CNG
                            Three and      and      Combined   Cayman  Argentina
                            Subsidiary Adjustments   Total     Three     S.A.
                            ---------- ------------ --------  -------- ---------
                                          (Thousands of Dollars)
 STOCKHOLDER'S EQUITY AND
       LIABILITIES
Capitalization
Common stockholder's
 equity
 Common stock.............   $    --      $ (12)    $     12  $    --   $   12
 Capital in excess of par
  value...................    117,966      (300)     118,266   117,966     300
 Retained earnings, per
  accompanying statement..     12,552      (667)      13,219    12,552     667
 Treasury stock, at cost..        --        --           --        --      --
                             --------     -----     --------  --------  ------
 Total common
  stockholder's equity....    130,518      (979)     131,497   130,518     979
                             --------     -----     --------  --------  ------
Long-term debt
 Debentures and Notes.....        --        --           --        --      --
 Notes payable to Parent
  Company.................        --        --           --        --      --
                             --------     -----     --------  --------  ------
 Total long-term debt.....        --        --           --        --      --
                             --------     -----     --------  --------  ------
 Total capitalization.....    130,518      (979)     131,497   130,518     979
                             --------     -----     --------  --------  ------
Current Liabilities
Commercial paper..........        --        --           --        --      --
Accounts payable..........         57       --            57       --       57
Payables to affiliated
 companies--consolidated..         26       --            26        26     --
Estimated rate
 contingencies and
 refunds..................        --        --           --        --      --
Amounts payable to
 customers................        --        --           --        --      --
Taxes accrued.............         (5)      --            (5)      --       (5)
Deferred income taxes--
 current..................        --        --           --        --      --
Dividends declared........        --        --           --        --      --
Other current
 liabilities..............        --        --           --        --      --
                             --------     -----     --------  --------  ------
 Total current
  liabilities.............         78       --            78        26      52
                             --------     -----     --------  --------  ------
Deferred Credits
Deferred income taxes.....        --        --           --        --      --
Accumulated deferred
 investment tax credits...        --        --           --        --      --
Deferred credits and other
 liabilities..............        --        --           --        --      --
                             --------     -----     --------  --------  ------
 Total deferred credits...        --        --           --        --      --
                             --------     -----     --------  --------  ------
Commitments and
 Contingencies............
                             --------     -----     --------  --------  ------
 Total stockholder's
  equity and liabilities..   $130,596     $(979)    $131,575  $130,544  $1,031
                             ========     =====     ========  ========  ======

--------
( ) denotes negative amount.

                                     D-6-49

                                                                     EXHIBIT D-6

                             CNG CAYMAN THREE LTD.

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                               CNG
                           Cayman Three Eliminations           CNG       CNG
                               and          and      Combined Cayman  Argentina
                            Subsidiary  Adjustments   Total   Three     S.A.
                           ------------ ------------ -------- ------  ---------
                                         (Thousands of Dollars)
Operating Revenues
Regulated gas sales......     $  --        $ --       $  --   $  --    $  --
Nonregulated gas sales...        --          --          --      --       --
                              ------       -----      ------  ------   ------
  Total gas sales........        --          --          --      --       --
Gas transportation and
 storage.................        --          --          --      --       --
Other....................      1,161         --        1,161     --     1,161
                              ------       -----      ------  ------   ------
  Total operating
   revenues..............      1,161         --        1,161     --     1,161
                              ------       -----      ------  ------   ------
Operating Expenses
Purchased gas............        --          --          --      --       --
Liquids, capacity and
 other products
 purchased...............        --          --          --      --       --
Operation expense........        667         --          667       2      665
Maintenance..............        --          --          --      --       --
Depreciation and
 amortization............        --          --          --      --       --
Taxes, other than income
 taxes...................         45         --           45     --        45
                              ------       -----      ------  ------   ------
  Subtotal...............        712         --          712       2      710
                              ------       -----      ------  ------   ------
  Operating income before
   income taxes..........        449         --          449      (2)     451
Income taxes.............        340         --          340     --       340
                              ------       -----      ------  ------   ------
  Operating income.......        109         --          109      (2)     111
                              ------       -----      ------  ------   ------
Other Income (Deductions)
Interest revenues........        137         --          137     137      --
Merger expense...........        --          --          --      --       --
Other--net...............      6,973         --        6,973   6,973      --
Equity in earnings of
 subsidiary company--
 consolidated............        --         (111)        111     111      --
Interest revenues from
 affiliated companies--
 consolidated............        --          --          --      --       --
                              ------       -----      ------  ------   ------
  Total other income
   (deductions)..........      7,110        (111)      7,221   7,221      --
                              ------       -----      ------  ------   ------
  Income before interest
   charges...............      7,219        (111)      7,330   7,219      111
                              ------       -----      ------  ------   ------
Interest Charges
Interest on long-term
 debt....................        --          --          --      --       --
Other interest expense...        --          --          --      --       --
Allowance for funds used
 during construction.....        --          --          --      --       --
                              ------       -----      ------  ------   ------
  Total interest
   charges...............        --          --          --      --       --
                              ------       -----      ------  ------   ------
Net Income...............     $7,219       $(111)     $7,330  $7,219   $  111
                              ======       =====      ======  ======   ======

--------
( ) denotes negative amount.

                                     D-6-50

                                                                     EXHIBIT D-6

                             CNG CAYMAN THREE LTD.

                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS

                      For the Year Ended December 31, 1999

                              CNG Cayman Eliminations            CNG      CNG
                              Three and      and      Combined Cayman  Argentina
                              Subsidiary Adjustments   Total    Three    S.A.
                              ---------- ------------ -------- ------- ---------
                                            (Thousands of Dollars)
Retained Earnings
Balance at December 31,
 1998.......................   $ 5,333      $(556)    $ 5,889  $ 5,333   $556
Net income for the year 1999
 per accompanying income
 statement..................     7,219       (111)      7,330    7,219    111
                               -------      -----     -------  -------   ----
 Total......................    12,552       (667)     13,219   12,552    667
Dividends declared on common
 stock--cash................       --         --          --       --     --
Foreign currency translation
 adjustment.................       --         --          --       --     --
                               -------      -----     -------  -------   ----
Balance at December 31,
 1999.......................   $12,552      $(667)    $13,219  $12,552   $667
                               =======      =====     =======  =======   ====

--------
( ) denotes negative amount.

                                     D-6-51

                                                                     EXHIBIT D-6

                             CNG CAYMAN THREE LTD.

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                      For the Year Ended December 31, 1999

                          CNG Cayman Eliminations             CNG       CNGI
                          Three and      and      Combined   Cayman   Argentina
                          Subsidiary Adjustments   Total     Three      S.A.
                          ---------- ------------ --------  --------  ---------
                                        (Thousands of Dollars)
Cash Flows From
 Operating Activities
Net income..............   $  7,219     $(111)    $  7,330  $  7,219    $ 111
Adjustments to reconcile
 net income to net cash
 provided by (used in)
 operating activities
 Depreciation and
  amortization..........        --        --           --        --       --
 Pension cost (credit)--
  net...................        --        --           --        --       --
 Stock award
  amortization..........        --        --           --        --       --
 Deferred income taxes--
  net...................        --        --           --        --       --
 Investment tax credit..        --        --           --        --       --
 Changes in current
  assets and current
  liabilities
 Accounts receivable--
  net...................       (314)      --          (314)      205     (519)
 Receivables from
  affiliated companies--
  consolidated..........        --        (12)          12       --        12
 Inventories............        --        --           --        --       --
 Unrecovered gas costs..        --        --           --        --       --
 Accounts payable.......       (151)      --          (151)      --      (151)
 Payables to affiliated
  companies--
  consolidated..........          1        12          (11)      (11)     --
 Estimated rate
  contingencies and
  refunds...............        --        --           --        --       --
 Amounts payable to
  customers.............        --        --           --        --       --
 Taxes accrued..........         (5)      --            (5)      --        (5)
 Other--net.............        --        --           --        --       --
 Changes in other assets
  and other
  liabilities...........     (6,973)      --        (6,973)   (6,973)     --
 Excess of equity in
  earnings of subsidiary
  companies over their
  cash dividends paid--
  consolidated..........        --        111         (111)     (111)     --
 Other--net.............        --        --           --        --       --
                           --------     -----     --------  --------    -----
 Net cash provided by
  (used in) continuing
  operations............       (223)      --          (223)      329     (552)
Net cash provided by
 (used in) discontinued
 operations.............        --        --           --        --       --
                           --------     -----     --------  --------    -----
 Net cash provided by
  (used in) operating
  activities............       (223)      --          (223)      329     (552)
                           --------     -----     --------  --------    -----
Cash Flows From
 Investing Activities
Plant construction and
 other property
 additions..............        --        --           --        --       --
Proceeds from
 dispositions of prop.,
 plant and equip.--net..        --        --           --        --       --
Cost of other
 investments--net.......    (32,523)      --       (32,523)  (32,523)     --
Intrasystem long-term
 financing--net.........        --        300         (300)     (300)     --
Intrasystem money pool
 investments--net.......        --        --           --        --       --
Property transfers to
 (from) affiliates......        --        --           --        --       --
                           --------     -----     --------  --------    -----
 Net cash provided by
  (used in) continuing
  operations............    (32,523)      300      (32,823)  (32,823)     --
Net cash provided by
 (used in) discontinued
 operations.............        --        --           --        --       --
                           --------     -----     --------  --------    -----
 Net cash provided by
  (used in) investing
  activities............    (32,523)      300      (32,823)  (32,823)     --
                           --------     -----     --------  --------    -----

--------
( ) denotes negative amount.

                                     D-6-52

                                                                     EXHIBIT D-6

                             CNG CAYMAN THREE LTD.

               CONSOLIDATING STATEMENT OF CASH FLOWS--(Continued)

                      For the Year Ended December 31, 1999

                           CNG Cayman Eliminations             CNG      CNGI
                           Three and      and      Combined  Cayman   Argentina
                           Subsidiary Adjustments   Total     Three     S.A.
                           ---------- ------------ --------  -------  ---------
                                         (Thousands of Dollars)
Cash Flows From Financing
 Activities
Issuance of common
 stock...................   $   --       $ --      $   --    $   --     $ --
Issuance of notes........       --         --          --        --       --
Repayments of long-term
 debt....................       --         --          --        --       --
Commercial paper--net....       --         --          --        --       --
Dividends paid...........       --         --          --        --       --
Intrasystem long-term
 financing--net..........    27,018       (300)     27,318    27,018      300
Intrasystem money pool
 borrowings
 (repayments)--net.......       --         --          --        --       --
Dividends paid--
 subsidiary companies--
 consolidated............       --         --          --        --       --
Purchase of treasury
 stock...................       --         --          --        --       --
Sale of treasury stock...       --         --          --        --       --
                            -------      -----     -------   -------    -----
 Net cash provided by
  (used in) continuing
  operations.............    27,018       (300)     27,318    27,018      300
Net cash provided by
 (used in) discontinued
 operations..............       --         --          --        --       --
                            -------      -----     -------   -------    -----
 Net cash provided by
  (used in) financing
  activities.............    27,018       (300)     27,318    27,018      300
                            -------      -----     -------   -------    -----
 Net increase (decrease)
  in cash and TCIs.......    (5,728)       --       (5,728)   (5,476)    (252)
Cash and TCIs at January
 1, 1999.................     6,531        --        6,531     5,767      764
                            -------      -----     -------   -------    -----
Cash and TCIs at December
 31, 1999................   $   803      $ --      $   803   $   291    $ 512
                            =======      =====     =======   =======    =====
Continuing operations....   $   803      $ --      $   803   $   291    $ 512
Discontinued operations..       --         --          --        --       --
                            -------      -----     -------   -------    -----
 Total cash and TCIs at
  December 31............   $   803      $ --      $   803   $   291    $ 512
                            =======      =====     =======   =======    =====
Supplemental Cash Flow
 Information
Cash paid for
 Interest (net of amounts
  capitalized)...........   $   --       $ --      $   --    $   --     $ --
 Income taxes (net of
  refunds)...............   $   345      $ --      $   345   $   --     $ 345

--------
(  ) denotes negative amount.

                                     D-6-53

                                                                     EXHIBIT D-6

                        CNG PRODUCTS AND SERVICES, INC.

                          CONSOLIDATING BALANCE SHEET

                              At December 31, 1999

                              CNG
                          Products and Eliminations              CNG
                          Services and     and      Combined Products and     CNG
                           Subsidiary  Adjustments   Total     Services   Technologies
                          ------------ ------------ -------- ------------ ------------
                                             (Thousands of Dollars)
         ASSETS
Property, Plant and
 Equipment
Gas utility and other
 plant..................     $  --        $ --       $  --      $  --         $--
Accumulated depreciation
 and amortization.......        --          --          --         --          --
                             ------       -----      ------     ------        ----
  Net gas utility and
   other plant..........        --          --          --         --          --
                             ------       -----      ------     ------        ----
Exploration and
 production properties..        --          --          --         --          --
Accumulated depreciation
 and amortization.......        --          --          --         --          --
                             ------       -----      ------     ------        ----
  Net exploration and
   production
   properties...........        --          --          --         --          --
                             ------       -----      ------     ------        ----
  Net property, plant
   and equipment........        --          --          --         --          --
                             ------       -----      ------     ------        ----
Investments
Stock of subsidiary
 company, at equity--
 consolidated...........        --         (611)        611        611         --
Notes of subsidiary
 company--consolidated..        --          --          --         --          --
                             ------       -----      ------     ------        ----
  Total investments.....        --         (611)        611        611         --
                             ------       -----      ------     ------        ----
Current Assets
Cash and temporary cash
 investments............          5         --            5          4           1
Accounts receivable
 Customers..............        566         --          566        566         --
 Unbilled revenues and
  other.................        --          --          --         --          --
 Allowance for doubtful
  accounts..............       (173)        --         (173)      (173)        --
Receivables from
 affiliated companies--
 consolidated...........      1,295         --        1,295      1,150         145
Inventories, at cost
 Gas stored--current
  portion...............        --          --          --         --          --
 Materials and supplies
  (average cost
  method)...............        --          --          --         --          --
Unrecovered gas costs...        --          --          --         --          --
Deferred income taxes--
 current................        --          --          --         --          --
Prepayments and other
 current assets.........        --          --          --         --          --
                             ------       -----      ------     ------        ----
  Total current assets..      1,693         --        1,693      1,547         146
                             ------       -----      ------     ------        ----
Regulatory and Other As-
 sets
Other investments.......        --          --          --         --          --
Deferred charges and
 other assets...........        --          --          --         --          --
                             ------       -----      ------     ------        ----
  Total regulatory and
   other assets.........        --          --          --         --          --
                             ------       -----      ------     ------        ----
  Total assets..........     $1,693       $(611)     $2,304     $2,158        $146
                             ======       =====      ======     ======        ====

--------
( ) denotes negative amount.

                                     D-6-54

                                                                     EXHIBIT D-6

                        CNG PRODUCTS AND SERVICES, INC.

                          CONSOLIDATING BALANCE SHEET

                              At December 31, 1999

                             CNG
                         Products and Eliminations               CNG
                         Services and     and      Combined  Products and     CNG
                          Subsidiary  Adjustments   Total      Services   Technologies
                         ------------ ------------ --------  ------------ ------------
                                            (Thousands of Dollars)
  STOCKHOLDER'S EQUITY
    AND LIABILITIES
Capitalization
Common stockholder's
 equity
 Common stock...........   $ 3,990      $(2,000)   $ 5,990     $ 3,990      $ 2,000
 Capital in excess of
  par value.............       --           --         --          --           --
 Retained earnings, per
  accompanying
  statement.............    (3,931)       1,389     (5,320)     (3,931)      (1,389)
 Treasury stock, at
  cost..................       --           --         --          --           --
                           -------      -------    -------     -------      -------
  Total common
   stockholder's
   equity...............        59         (611)       670          59          611
                           -------      -------    -------     -------      -------
Long-term debt
 Debentures and Notes...       --           --         --          --           --
 Notes payable to Parent
  Company...............       --           --         --          --           --
                           -------      -------    -------     -------      -------
  Total long-term debt..       --           --         --          --           --
                           -------      -------    -------     -------      -------
  Total capitalization..        59         (611)       670          59          611
                           -------      -------    -------     -------      -------
Current Liabilities
Commercial paper........       --           --         --          --           --
Accounts payable........       865          --         865         834           31
Payables to affiliated
 companies--
 consolidated...........       592          --         592         592          --
Estimated rate
 contingencies and
 refunds................       --           --         --          --           --
Amounts payable to
 customers..............       --           --         --          --           --
Taxes accrued...........       (53)         --         (53)         36          (89)
Deferred income taxes--
 current................       --           --         --          --           --
Dividends declared......       --           --         --          --           --
Other current
 liabilities............     1,177          --       1,177       1,177          --
                           -------      -------    -------     -------      -------
  Total current
   liabilities..........     2,581          --       2,581       2,639          (58)
                           -------      -------    -------     -------      -------
Deferred Credits
Deferred income taxes...      (947)         --        (947)       (540)        (407)
Accumulated deferred
 investment tax
 credits................       --           --         --          --           --
Deferred credits and
 other liabilities......       --           --         --          --           --
                           -------      -------    -------     -------      -------
  Total deferred
   credits..............      (947)         --        (947)       (540)        (407)
                           -------      -------    -------     -------      -------
Commitments and
 Contingencies..........
                           -------      -------    -------     -------      -------
  Total stockholder's
   equity and
   liabilities..........   $ 1,693      $  (611)   $ 2,304     $ 2,158      $   146
                           =======      =======    =======     =======      =======

--------
( ) denotes negative amount.

                                     D-6-55

                                                                     EXHIBIT D-6

                        CNG PRODUCTS AND SERVICES, INC.

                         CONSOLIDATING INCOME STATEMENT

                      For the Year Ended December 31, 1999

                              CNG
                          Products and Eliminations               CNG
                          Services and     and      Combined  Products and     CNG
                           Subsidiary  Adjustments   Total      Services   Technologies
                          ------------ ------------ --------  ------------ ------------
                                             (Thousands of Dollars)
Operating Revenues
Regulated gas sales.....    $   --        $  --     $   --      $   --       $   --
Nonregulated gas sales..        --           --         --          --           --
                            -------       ------    -------     -------      -------
  Total gas sales.......        --           --         --          --           --
Gas transportation and
 storage................        --           --         --          --           --
Other...................      6,863          --       6,863       6,863          --
                            -------       ------    -------     -------      -------
  Total operating
   revenues.............      6,863          --       6,863       6,863          --
                            -------       ------    -------     -------      -------
Operating Expenses
Purchased gas...........        --           --         --          --           --
Liquids, capacity and
 other products
 purchased..............        --           --         --          --           --
Operation expense.......      8,257          --       8,257       8,257          --
Maintenance.............        --           --         --          --           --
Depreciation and
 amortization...........        --           --         --          --           --
Taxes, other than income
 taxes..................        (17)         --         (17)         21          (38)
                            -------       ------    -------     -------      -------
  Subtotal..............      8,240          --       8,240       8,278          (38)
                            -------       ------    -------     -------      -------
  Operating income
   before income taxes..     (1,377)         --      (1,377)     (1,415)          38
Income taxes............     (1,230)         --      (1,230)       (558)        (672)
                            -------       ------    -------     -------      -------
  Operating income......       (147)         --        (147)       (857)         710
                            -------       ------    -------     -------      -------
Other Income
 (Deductions)
Interest revenues.......        --           --         --          --           --
Merger expense..........        --           --         --          --           --
Other--net..............     (2,265)         --      (2,265)       (204)      (2,061)
Equity in earnings of
 subsidiary company--
 consolidated...........        --         1,350     (1,350)     (1,350)         --
Interest revenues from
 affiliated companies--
 consolidated...........         37          --          37          36            1
                            -------       ------    -------     -------      -------
  Total other income
   (deductions).........     (2,228)       1,350     (3,578)     (1,518)      (2,060)
                            -------       ------    -------     -------      -------
  Income before interest
   charges..............     (2,375)       1,350     (3,725)     (2,375)      (1,350)
                            -------       ------    -------     -------      -------
Interest Charges
Interest on long-term
 debt...................        --           --         --          --           --
Other interest expense..         10          --          10          10          --
Allowance for funds used
 during construction....        --           --         --          --           --
                            -------       ------    -------     -------      -------
  Total interest
   charges..............         10          --          10          10          --
                            -------       ------    -------     -------      -------
Net Income..............    $(2,385)      $1,350    $(3,735)    $(2,385)     $(1,350)
                            =======       ======    =======     =======      =======

--------
( ) denotes negative amount.

                                     D-6-56

                                                                     EXHIBIT D-6

                        CNG PRODUCTS AND SERVICES, INC.

                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS

                      For the Year Ended December 31, 1999

                             CNG
                         Products and Eliminations               CNG
                         Services and     and      Combined  Products and     CNG
                          Subsidiary  Adjustments   Total      Services   Technologies
                         ------------ ------------ --------  ------------ ------------
                                            (Thousands of Dollars)
Retained Earnings
Balance at December 31,
 1998...................   $(1,546)      $   39    $(1,585)    $(1,546)     $   (39)
Net income for the year
 1999 per accompanying
 income statement.......    (2,385)       1,350     (3,735)     (2,385)      (1,350)
                           -------       ------    -------     -------      -------
  Total.................    (3,931)       1,389     (5,320)     (3,931)      (1,389)
Dividends declared on
 common stock--cash.....       --           --         --          --           --
                           -------       ------    -------     -------      -------
Balance at December 31,
 1999...................   $(3,931)      $1,389    $(5,320)    $(3,931)     $(1,389)
                           =======       ======    =======     =======      =======

--------
(  ) denotes negative amount.

                                     D-6-57

                                                                     EXHIBIT D-6

                        CNG PRODUCTS AND SERVICES, INC.

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                      For the Year Ended December 31, 1999

                              CNG
                          Products and Eliminations               CNG
                          Services and     and      Combined  Products and     CNG
                           Subsidiary  Adjustments   Total      Services   Technologies
                          ------------ ------------ --------  ------------ ------------
                                             (Thousands of Dollars)
Cash Flows From
 Operating Activities
Net income..............    $(2,385)      $1,350    $(3,735)    $(2,385)     $(1,350)
Adjustments to reconcile
 net income to net cash
 provided by (used in)
 operating activities
 Depreciation and
  amortization..........        --           --         --          --           --
 Pension cost (credit)--
  net...................        --           --         --          --           --
 Stock award
  amortization..........        --           --         --          --           --
 Deferred income taxes--
  net...................       (805)         --        (805)       (158)        (647)
 Investment tax credit..        --           --         --          --           --
 Changes in current
  assets and current
  liabilities
 Accounts receivable--
  net...................        248          --         248         248          --
 Receivables from
  affiliated companies--
  consolidated..........      1,850          (73)     1,923       1,772          151
 Inventories............        --           --         --          --           --
 Unrecovered gas costs..        --           --         --          --           --
 Accounts payable.......        604          --         604         632          (28)
 Payables to affiliated
  companies--
  consolidated..........       (649)          73       (722)       (708)         (14)
 Estimated rate
  contingencies and
  refunds...............        --           --         --          --           --
 Amounts payable to
  customers.............        --           --         --          --           --
 Taxes accrued..........        512          --         512         474           38
 Other--net.............        343          --         343         343          --
 Changes in other assets
  and other
  liabilities...........      2,168          --       2,168         173        1,995
 Excess of equity in
  earnings of subsidiary
  companies over their
  cash dividends paid--
  consolidated..........        --        (1,350)     1,350       1,350          --
 Other--net.............        --           --         --          --           --
                            -------       ------    -------     -------      -------
 Net cash provided by
  (used in) continuing
  operations............      1,886          --       1,886       1,741          145
Net cash provided by
 (used in) discontinued
 operations.............        --           --         --          --           --
                            -------       ------    -------     -------      -------
 Net cash provided by
  (used in) operating
  activities............      1,886          --       1,886       1,741          145
                            -------       ------    -------     -------      -------
Cash Flows From
 Investing Activities
Plant construction and
 other property
 additions..............        --           --         --          --           --
Proceeds from
 dispositions of prop.,
 plant and equip.--net..        --           --         --          --           --
Cost of other
 investments--net.......         46          --          46          46          --
Intrasystem long-term
 financing--net.........        --           --         --          --           --
Intrasystem money pool
 investments--net.......       (675)         --        (675)       (531)        (144)
Property transfers to
 (from) affiliates......        --           --         --          --           --
                            -------       ------    -------     -------      -------
 Net cash provided by
  (used in) continuing
  operations............       (629)         --        (629)       (485)        (144)
Net cash provided by
 (used in) discontinued
 operations.............        --           --         --          --           --
                            -------       ------    -------     -------      -------
 Net cash provided by
  (used in) investing
  activities............       (629)         --        (629)       (485)        (144)
                            -------       ------    -------     -------      -------

                                     D-6-58

                                                                     EXHIBIT D-6

                        CNG PRODUCTS AND SERVICES, INC.

               CONSOLIDATING STATEMENT OF CASH FLOWS--(Continued)

                      For the Year Ended December 31, 1999

                              CNG
                          Products and Eliminations               CNG
                          Services and     and      Combined  Products and     CNG
                           Subsidiary  Adjustments   Total      Services   Technologies
                          ------------ ------------ --------  ------------ ------------
                                             (Thousands of Dollars)
Cash Flows From
 Financing Activities
Issuance of common
 stock..................        --          --          --          --          --
Issuance of notes.......        --          --          --          --          --
Repayments of long-term
 debt...................        --          --          --          --          --
Commercial paper--net...        --          --          --          --          --
Dividends paid..........        --          --          --          --          --
Intrasystem long-term
 financing--net.........        --          --          --          --          --
Intrasystem money pool
 borrowings
 (repayments)--net......     (1,310)        --       (1,310)     (1,310)        --
Dividends paid--
 subsidiary companies--
 consolidated...........        --          --          --          --          --
Purchase of treasury
 stock..................        --          --          --          --          --
Sale of treasury stock..        --          --          --          --          --
                            -------        ----     -------     -------        ----
 Net cash provided by
  (used in) continuing
  operations............     (1,310)        --       (1,310)     (1,310)        --
Net cash provided by
 (used in) discontinued
 operations.............        --          --          --          --          --
                            -------        ----     -------     -------        ----
 Net cash provided by
  (used in) financing
  activities............     (1,310)        --       (1,310)     (1,310)        --
                            -------        ----     -------     -------        ----
 Net increase (decrease)
  in cash and TCIs......        (53)        --          (53)        (54)          1
Cash and TCIs at January
 1, 1999................         58         --           58          58         --
                            -------        ----     -------     -------        ----
Cash and TCIs at
 December 31, 1999......    $     5        $--      $     5     $     4        $  1
                            =======        ====     =======     =======        ====
Continuing operations...    $     5        $--      $     5     $     4        $  1
Discontinued
 operations.............        --          --          --          --          --
                            -------        ----     -------     -------        ----
 Total cash and TCIs at
  December 31...........    $     5        $--      $     5     $     4        $  1
                            =======        ====     =======     =======        ====
Supplemental Cash Flow
 Information
Cash paid for
 Interest (net of
  amounts capitalized)..    $    17        $--      $    17     $    17        $--
 Income taxes (net of
  refunds)..............    $  (968)       $--      $  (968)    $  (875)       $(93)

--------
(  ) denotes negative amount.

                                     D-6-59